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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2006 through July 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PIONEER
                                   -----------
                                     CLASSIC
                                    BALANCED
                                      FUND

                                      AOBLX
                                  Ticker Symbol


                                     Annual
                                     Report

                                     7/31/07



                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2

Portfolio Management Discussion                              4

Portfolio Summary                                           10

Prices and Distributions                                    11

Performance Update                                          12

Comparing Ongoing Fund Expenses                             16

Schedule of Investments                                     18

Financial Statements                                        32

Notes to Financial Statements                               41

Report of Independent Registered Public Accounting Firm     50

Trustees, Officers and Service Providers                    51

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending July 31, 2007, equity investors were generally rewarded as, despite a late-July decline, the Standard & Poor's 500 Index generated a return of 16% over that period, the Dow Jones Industrial Average returned 21%, and the NASDAQ Composite returned 22%. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE Developed Market Index returning 24% and the MSCI Emerging Markets Index returning 51% in the 12-month period.

The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% in the 12 months ending July 31, 2007, with returns comprising both coupon income and price gains linked to a modest decline in interest rates over the 12 months. The high-yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7%, reflecting its higher coupon yields and continuing investor confidence in the strength of the U.S. economy.

U.S. economic growth has slowed recently, but continuing growth at a moderate rate appears more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices and rising short-term interest rates. It was also due to the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown, therefore, was not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is "investor friendly."

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is pushing unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up," led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook and equity valuations continue to appear generally positive, although the current environment is plagued by fears that sub-prime mortgage problems will result in a systemic liquidity/credit crunch. While falling risk tolerances may depress asset prices in the short term, valuations appear reasonable if credit market problems do not spread to the broader economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.

Respectfully,
/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07
--------------------------------------------------------------------------------

The domestic stock and bond markets delivered positive performance during the 12 months ending July 31, 2007. Equities, supported by resilient growth trends and healthy profits, performed particularly well, while fixed-income securities delivered more modest results in a period characterized by changing concerns about general economic trends. In the following interview, Walter Hunnewell Jr., who manages the equity portfolio of the Pioneer Classic Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the markets and the factors that affected performance during the 12 months ending July 31, 2007.

Q:   How did the Fund perform during the 12 months ending July 31, 2007?

A: Pioneer Classic Balanced Fund's Class A shares produced a total return of 10.42% for the 12 months, at net asset value. During the same period, the Fund's benchmarks, the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Government/ Credit Bond Index (the Lehman Index), returned 16.13% and 5.68%, respectively, while the average return of the 432 funds in Lipper's Mixed-Asset, Target Allocation Moderate Category was 11.10%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that influenced the Fund's performance during the 12 months?

A: Economies throughout the world - including the United States - showed strong growth trends for virtually the entire period. While the domestic economy appeared to decelerate in the first quarter of 2007, with gross domestic growth (GDP) slowing to 0.6%, it quickened again in the second quarter to grow at an annualized rate of 3.4%. The apparent slowing early in 2007 increased investors' expectations that the Federal Reserve Board (the Fed) - the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     world's most influential central bank - might consider lowering short-term interest rates to give the domestic economy greater stimulus. Those expectations faded, however, as the economy accelerated in the second quarter and investors began to turn their attention to the spreading impact of the subprime mortgage problems in the United States. In fact, the Fed was one of the few central banks in the world that did not tighten monetary policy and raise short-term rates during the fiscal year.

     Fixed-income securities generally delivered relatively modest but positive returns over the 12 months, with the spread sectors of the market - which typically offer a yield advantage, or "spread", over Treasuries - providing the best returns, and corporate high-yield bonds performing particularly well. This trend reversed itself in the final two months of the period, however, as bond market investors sought out the highest-quality securities amid growing concerns about credit risks in general - concerns that were exacerbated by the deepening problems in the subprime mortgage market within the United States. During June and July 2007, Treasuries were the best-performing asset class in the fixed-income market.

     The domestic equity market delivered more robust returns over the full 12 months, despite some periodic volatility, including the June-July period when worries grew about the potential impacts of the subprime mortgage problems in particular and the slump in the housing industry in general. Supported by the durable economic expansion - and the heavy involvement of private equity investors - stock market averages kept climbing over virtually the entire period.

Q:   What was your investment approach during the period?

A: We kept the Fund's asset allocation relatively consistent throughout the 12 months. The allocation to equities stood at 62% of Fund assets on January 31, midway through the fiscal year, with the remaining 38% in fixed-income securities. By the end of the year, equities accounted for 59% of Fund assets, and bonds and other fixed-income securities accounted for the remaining 41%. We slightly reduced the equity exposure because of our concern that short-term risks were increasingly weighted towards a decline in the market.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                            (continued)
--------------------------------------------------------------------------------

     Our equity portfolio is structured to generate a healthy dividend return and the potential for long-term capital appreciation. During the year, the Fund's largest areas of emphasis, in terms of weightings relative to the S& P 500 Index, were in the telecommunications services, industrials, utilities and materials sectors. We also had a large exposure to the financials sector, despite being modestly underweight relative to the S&P 500 Index, where financials stocks constituted the largest group. The most noteworthy underweights, relative to the S&P 500 Index, were in the information technology and energy sectors.

     In our fixed-income portfolio, we maintained a focus on relatively high-quality securities, with average credit quality remaining at "AA-". The largest focus was on pass-through securities and government agencies, which accounted for approximately 62% of fixed-income assets. Treasuries, including a very small position in Treasury Inflation Protected Securities
     (TIPS), accounted for 13.8% of bond assets at the end of the Fund's fiscal year. We also had some exposure to high-yield corporate bonds, which accounted for 7.7% of bond assets on July 31, 2007. During the period, we adjusted the portfolio's duration - which is a measure of price sensitivity to changes in interest rates - by lengthening it after the 10-year Treasury yield rose to about 5.25%, and then shortening it after the 10-year Treasury yield fell. At the end of the Fund's fiscal year, the fixed-income portfolio's effective duration was 4.41 years.

Q:   What types of investments most influenced the Fund's results?

A: The industrials, energy and telecommunications services sectors, in that order, contributed most to absolute equity portfolio returns. Our focus on dividend-paying stocks caused us to have a significant - although underweight - exposure to the financials sector, which did not help, especially late in the Fund's fiscal year when financials stocks came under pressure because of worries about their exposure to the subprime mortgage issue. Utilities sector holdings also detracted from performance.

     The single largest contributor to performance was our investment in Deere, the farm construction equipment company. Late in the year we took profits and sold our position in Deere, and did the same with another solid performer, ServiceMaster, a leading

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     carpet cleaner, lawn fertilizer and pest control company that became the subject of a takeover proposal. Other holdings that contributed to performance included telecommunications service provider Verizon, wireless equipment company Nokia, oil company Chevron, and Merck, the rebounding pharmaceutical company. We used the proceeds from the sales of Deere and ServiceMaster to establish new positions in Rockwell Automation, and Ericcson, the Swedish telecommunications equipment company. We also initiated an investment in Air Products after selling our position in another chemical company, Dow Chemical. As the Fund's fiscal year progressed, we became more defensive in our investments, buying stable earners such as Altria, a consumer staples stock, and Schering Plough, another large pharmaceutical company. We sold our investment in Bank of America, while adding to our position in Wachovia Bank and establishing positions in investment banking firm Lazard, and First Horizon National, a Tennessee-based banking corporation.

     Many of our financials holdings were disappointing performers during the period. These included Brandywine Realty Trust, a predominantly mid-Atlantic-based real estate investment trust, and Washington Mutual, with its exposure to real estate lending. Lazard, First Horizon and Wachovia all struggled as financials stocks lost favor in the market. Bristol-Myers was the largest detractor from performance, as we held the stock early during the year when it declined in the face of a generic challenge to its leading drug, Plavix.

     In our fixed-income portfolio, our emphasis on structured products - primarily mortgage-backed securities - tended to help results, as did our exposure to high-yield corporate bonds. Our underweighting of Treasuries hurt relative performance in the final two months of the period, although our emphasis on longer-maturity Treasuries partially offset the negative impact of the underweighting when Treasuries rallied late in the period.

Q:   What is your investment outlook?

A: We are generally positive about opportunities in the equity market, despite the increased volatility that began late in the Fund's fiscal year amid growing concerns about problems in the subprime mortgage industry. While investors are concerned about the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                            (continued)
--------------------------------------------------------------------------------

     potential effects on consumer spending from the downturn in the housing industry, we think housing-related problems will have a limited impact, especially as the risks from the subprime mortgage industry appear to be more dispersed than in earlier housing-related downturns. The overall economy continues to be healthy and the Federal Reserve Board appears ready to intervene should any problems become aggravated, which also should reassure fixed-income investors. Unemployment remains relatively low by historical standards, which should help sustain consumer spending despite the weakness in the housing sector. We will continue to take advantage of opportunities in our fixed-income portfolio as market conditions change, and we plan to maintain our emphasis on individual security analysis and selection in our high-yield bond investments.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             47.7%
U.S. Government Securities                     26.9%
U.S. Corporate Bonds                            8.3%
Temporary Cash Investment                       6.0%
Depositary Receipts for International Stocks    5.3%
Collateralized Mortgage Obligations             2.6%
Convertible Preferred Stocks                    2.5%
Asset Backed Securities                         0.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Government                                    29.4%
Financials                                    15.9%
Industrials                                   10.5%
Health Care                                    8.2%
Consumer Discretionary                         7.1%
Telecommunication Services                     6.5%
Information Technology                         6.1%
Consumer Staples                               5.6%
Energy                                         4.6%
Materials                                      4.1%
Utilities                                      2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Verizon Communications, Inc.            3.20%
 2.   Chevron Corp.                           2.94
 3.   Altria Group, Inc.                      2.74
 4.   Nokia Corp. (A.D.R.)                    2.73
 5.   Merck & Co., Inc.                       2.61
 6.   3M Co.                                  2.39
 7.   Citizens Utilities Co. (Class B)        2.21
 8.   Washington Mutual, Inc.                 2.14
 9.   Wachovia Corp.                          1.99
10.   Eli Lilly & Co.                         1.88

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class       7/31/07      7/31/06
-------     ---------     --------
    A        $10.80       $11.19
    B        $10.74       $11.14
    C        $10.79       $11.19
    Y        $10.80       $11.20

    Class     12/10/06   11/10/06
------------ ---------- ---------
   Investor    $10.70    $10.54

Distributions Per Share
--------------------------------------------------------------------------------

                          8/1/06 - 7/31/07
                          ----------------
                            Short-Term      Long-Term
    Class     Dividends   Capital Gains   Capital Gains
------------ ----------- --------------- --------------
   A           $0.3790       $0.5432         $0.5717
   B           $0.2889       $0.5432         $0.5717
   C           $0.3005       $0.5432         $0.5717
   Y           $0.4289       $0.5432         $0.5717
Investor       $   -         $   -           $   -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 12-15.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2007)
                                       Net Asset    Public Offering
Period                                Value (NAV)    Price (POP)
10 Years                                  6.74%        6.25%
5 Years                                   8.99         8.00
1 Year                                   10.42         5.43
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                          Gross         Net
                                          1.24%        1.16%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Standard & Poor's    Lehman Brothers Government
                Balanced Fund        500 Index           /Credit Bond Index
  7/97              9550               10000                    10000
                   10459               11931                    10806
  7/99             11442               14341                    11058
                   11322               15627                    11690
  7/01             12899               13388                    13176
                   11924               10227                    14083
  7/03             12918               11315                    15085
                   13999               12804                    15797
  7/05             15445               14602                    16578
                   16607               15387                    16727
  7/07             18338               17686                    17678

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2007)
                                         If           If
Period                                  Held       Redeemed
Life-of-Class
(9/3/97)                                6.09%        6.09%
5 Years                                 8.11         8.11
1 Year                                  9.47         5.61
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                        Gross        Net
                                        2.24%        2.06%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Standard & Poor's    Lehman Brothers Government
                Balanced Fund        500 Index           /Credit Bond Index
 9/97               10000             10000                   10000
                    10732             11982                   10760
 7/99               11661             14403                   11011
                    11452             15694                   11640
 7/0l               12944             13446                   13119
                    11887             10271                   14022
 7/03               12785             11363                   15020
                    13755             12859                   15729
 7/05               15047             14665                   16506
                    16035             15454                   16655
 7/07               17553             17945                   17602

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2007)
                                          If          If
Period                                   Held       Redeemed
Life-of-Class
(9/3/97)                                 6.15%        6.15%
5 Years                                  8.24         8.24
1 Year                                   9.54         9.54
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                         Gross         Net
                                         2.00%        2.00%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Standard & Poor's    Lehman Brothers Government
                Balanced Fund        500 Index           /Credit Bond Index
 9/97            10000                10000                   10000
                 10732                11982                   10760
 7/99            11661                14403                   11011
                 11452                15694                   11640
 7/01            12944                13446                   13119
                 11887                10271                   14022
 7/03            12785                11363                   15020
                 13755                12859                   15729
 7/05            15047                14665                   16506
                 16122                15454                   16655
 7/07            17659                17945                   17602

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2007)
                                           If           If
Period                                    Held       Redeemed
10 Years                                  6.97%        6.97%
5 Years                                   9.22         9.22
1 Year                                   10.82        10.82
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                          Gross          Net
                                          0.92%        0.92%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Standard & Poor's    Lehman Brothers Government
                Balanced Fund        500 Index           /Credit Bond Index
 7/97             10000              10000                 10000
                  10973              11931                 10806
 7/99             12041              14341                 11058
                  11934              15627                 11690
 7/01             13616              13388                 13176
                  12626              10227                 14083
 7/03             13698              11315                 15085
                  14865              12804                 15797
 7/05             16410              14602                 16578
                  17705              15387                 16727
 7/07             19620              17686                 17678

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2007 through July 31, 2007.

Share Class                          A              B              C              Y
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/07
Ending Account Value             $1,017.41      $1,011.92      $1,012.85      $1,019.32
On 7/31/07
Expenses Paid During Period*     $    5.80      $   10.28      $   10.28      $    4.01

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.80%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2007 through July 31, 2007.

Share Class                          A              B              C              Y
----------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/07
Ending Account Value             $1,019.04      $1,014.58      $1,014.58      $1,020.83
On 7/31/07
Expenses Paid During Period*     $    5.81      $   10.29      $   10.29      $    4.01

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.80%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07
--------------------------------------------------------------------------------

                              S&P/
             Floating        Moody's
             Rate (c)        Ratings
Shares      (unaudited)    (unaudited)                                                Value
                                        CONVERTIBLE PREFERRED STOCKS - 2.6%
                                        Automobiles & Components - 1.5%
                                        Automobile Manufacturers - 1.5%
 91,831                  B+/N/A         Ford Cap Trust, 6.5%, 1/15/32 (b)       $  3,456,519
                                                                                ------------
                                        Total Automobiles & Components          $  3,456,519
                                                                                ------------
                                        Diversified Financials - 1.1%
                                        Diversified Financial Services - 1.1%
 81,250                  NR/NR          Lazard, Ltd., 6.625%, 5/15/08           $  2,609,750
                                                                                ------------
                                        Total Diversified Financials            $  2,609,750
                                                                                ------------
                                        TOTAL CONVERTIBLE PREFERRED STOCKS
                                        (Cost $6,320,356)                       $  6,066,269
                                                                                ------------
                                        COMMON STOCKS - 55.9%
                                        Energy - 3.9%
                                        Integrated Oil & Gas - 2.9%
 79,825                                 Chevron Corp.                           $  6,805,880
                                                                                ------------
                                        Oil & Gas Drilling - 1.0%
 21,637                                 Diamond Offshore Drilling, Inc. (b)     $  2,232,506
                                                                                ------------
                                        Total Energy                            $  9,038,386
                                                                                ------------
                                        Materials - 3.6%
                                        Diversified Chemical - 2.1%
 66,815                                 E.I. du Pont de Nemours and Co.         $  3,122,265
 78,910                                 Olin Corp.                                 1,646,852
                                                                                ------------
                                                                                $  4,769,117
                                                                                ------------
                                        Industrial Gases - 1.5%
 41,551                                 Air Products & Chemicals, Inc.          $  3,588,760
                                                                                ------------
                                        Total Materials                         $  8,357,877
                                                                                ------------
                                        Capital Goods - 7.1%
                                        Aerospace & Defense - 1.4%
 43,570                                 United Technologies Corp.               $  3,179,303
                                                                                ------------
                                        Electrical Component & Equipment - 3.3%
 90,062                                 Emerson Electric Co.                    $  4,239,218
 52,245                                 Rockwell International Corp.               3,656,628
                                                                                ------------
                                                                                $  7,895,846
                                                                                ------------
                                        Industrial Conglomerates - 2.4%
 62,229                                 3M Co.                                  $  5,533,403
                                                                                ------------
                                        Total Capital Goods                     $ 16,608,552
                                                                                ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
             Floating        Moody's
               Rate          Ratings
 Shares     (unaudited)    (unaudited)                                                  Value
                                        Commercial Services & Supplies - 1.5%
                                        Commercial Printing - 1.5%
 84,144                                 R.R. Donnelly & Sons Co.                 $  3,555,925
                                                                                 ------------
                                        Total Commercial Services & Supplies     $  3,555,925
                                                                                 ------------
                                        Media - 2.3%
                                        Movies & Entertainment - 1.4%
152,107                                 Regal Entertainment Group (b)            $  3,253,569
                                                                                 ------------
                                        Publishing - 0.9%
 62,511                                 Idearc, Inc.                             $  2,169,757
                                                                                 ------------
                                        Total Media                              $  5,423,326
                                                                                 ------------
                                        Retailing - 1.5%
                                        Department Stores - 1.5%
 93,577                                 Macys, Inc.                              $  3,375,322
                                                                                 ------------
                                        Total Retailing                          $  3,375,322
                                                                                 ------------
                                        Food, Beverage & Tobacco - 4.1%
                                        Packaged Foods & Meats - 1.3%
 52,428                                 H.J. Heinz Co., Inc.                     $  2,294,249
 23,607                                 Kraft Foods, Inc.                             773,129
                                                                                 ------------
                                                                                 $  3,067,378
                                                                                 ------------
                                        Tobacco - 2.8%
 95,471                                 Altria Group, Inc.                       $  6,345,957
                                                                                 ------------
                                        Total Food, Beverage & Tobacco           $  9,413,335
                                                                                 ------------
                                        Household & Personal Products - 1.2%
                                        Household Products - 1.2%
 46,639                                 Procter & Gamble Co.                     $  2,885,089
                                                                                 ------------
                                        Total Household & Personal Products      $  2,885,089
                                                                                 ------------
                                        Pharmaceuticals & Biotechnology - 8.2%
                                        Pharmaceuticals - 8.2%
 80,306                                 Eli Lilly & Co.                          $  4,343,752
121,405                                 Merck & Co., Inc.                           6,027,758
 61,921                                 Pfizer, Inc.                                1,455,763
137,416                                 Schering-Plough Corp.                       3,921,853
 80,257                                 Teva Pharmaceutical Industries, Ltd.        3,372,399
                                                                                 ------------
                                                                                 $ 19,121,525
                                                                                 ------------
                                        Total Pharmaceuticals & Biotechnology    $ 19,121,525
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

                              S&P/
             Floating        Moody's
               Rate          Ratings
 Shares     (unaudited)    (unaudited)                                                      Value
                                        Banks - 6.3%
                                        Diversified Banks - 3.2%
 96,743                                 U.S. Bancorp                                 $  2,897,453
 97,672                                 Wachovia Corp.                                  4,611,095
                                                                                     ------------
                                                                                     $  7,508,548
                                                                                     ------------
                                        Regional Banks - 1.0%
 71,667                                 First Horizon National Corp. (b)             $  2,273,277
                                                                                     ------------
                                        Thrifts & Mortgage Finance - 2.1%
132,079                                 Washington Mutual, Inc.                      $  4,956,925
                                                                                     ------------
                                        Total Banks                                  $ 14,738,750
                                                                                     ------------
                                        Real Estate - 3.0%
                                        Office Real Estate Investment Trusts - 2.2%
164,668                                 Brandywine Realty Trust                      $  3,971,792
123,906                                 HRPT Properties Trust                           1,158,521
                                                                                     ------------
                                                                                     $  5,130,313
                                                                                     ------------
                                        Specialized Real Estate Investment Trusts - 0.8%
 48,882                                 Hospitality Properties Trust                 $  1,875,114
                                                                                     ------------
                                        Total Real Estate                            $  7,005,427
                                                                                     ------------
                                        Technology Hardware & Equipment - 4.1%
                                        Communications Equipment - 4.1%
220,434                                 Nokia Corp. (A.D.R.)                         $  6,313,230
 86,016                                 Telefonaktiebolaget LM Ericsson (A.D.R.)*       3,217,859
                                                                                     ------------
                                                                                     $  9,531,089
                                                                                     ------------
                                        Total Technology Hardware & Equipment        $  9,531,089
                                                                                     ------------
                                        Semiconductors - 1.3%
129,848                                 Intel Corp.                                  $  3,067,010
                                                                                     ------------
                                        Total Semiconductors                         $  3,067,010
                                                                                     ------------
                                        Telecommunication Services - 6.3%
                                        Integrated Telecommunication Services - 6.3%
354,847                                 Citizens Utilities Co. (Class B) (b)         $  5,120,442
173,806                                 Verizon Communications, Inc.                    7,407,612
148,999                                 Windstream Corp.                                2,050,226
                                                                                     ------------
                                                                                     $ 14,578,280
                                                                                     ------------
                                        Total Telecommunication Services             $ 14,578,280
                                                                                     ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
              Floating       Moody's
                Rate        Ratings
  Shares     (unaudited)  (unaudited)                                                         Value
                                            Utilities - 1.5%
                                            Gas Utilities - 1.5%
     125,435                                Atmos Energy Corp.                         $  3,520,960
                                                                                       ------------
                                            Total Utilities                            $  3,520,960
                                                                                       ------------
                                            TOTAL COMMON STOCKS
                                           (Cost $120,420,291)                         $130,220,853
                                                                                       ------------

  Principal
   Amount
                                            ASSET BACKED SECURITIES - 0.7%
                                            Energy - 0.1%
                                            Oil & Gas Equipment & Services - 0.1%
 $   200,000      8.37       NR/NR          Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A                             $    201,000
                                                                                       ------------
                                            Total Energy                               $    201,000
                                                                                       ------------
                                            Transportation - 0.0%
                                            Airlines - 0.0%
      11,134                 BBB+/Baa2      Continential Airlines, 6.648%, 9/15/17     $     11,218
                                                                                       ------------
                                            Total Transportation                       $     11,218
                                                                                       ------------
                                            Food & Drug Retailing - 0.1%
                                            Food Retail - 0.1%
     200,000                 BB/Aaa         Dominos Pizza Master Issuer LLC, 7.629%,
                                             4/25/37                                   $    190,183
                                                                                       ------------
                                            Total Food & Drug Retailing                $    190,183
                                                                                       ------------
                                            Diversified Financials - 0.3%
                                            Diversified Financial Services - 0.3%
     278,017                 BB-/Ba1        Caithness Coso Fund Corp., 6.263%,
                                             6/15/14 (144A)                            $    277,403
     193,664                 BBB+/Baa2      PF Export Receivable Master Trust,
                                             6.436%, 6/1/15 (144A)                          195,281
     369,128                 BBB/Baa2       Power Receivables Finance, 6.29%,
                                             1/1/12 (144A)                                  375,034
                                                                                       ------------
                                                                                       $    847,718
                                                                                       ------------
                                            Total Diversified Financials               $    847,718
                                                                                       ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                    Value
                                            Utilities - 0.2%
                                            Electric Utilities - 0.2%
 $   249,414                 BBB-/Baa3      FPL Energy America Wind LLC, 6.639%,
                                             6/20/23 (144A)                           $    254,749
     142,400                 BB-/Ba2        FPL Energy Wind Funding, 6.876%,
                                             6/27/17 (144A)                                142,044
                                                                                      ------------
                                                                                      $    396,793
                                                                                      ------------
                                            Total Utilities                           $    396,793
                                                                                      ------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $1,649,822)                         $  1,646,912
                                                                                      ------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
                                            Banks - 0.6%
                                            Thrifts & Mortgage Finance - 0.6%
     512,299                 NR/Aaa         ABN Amro Mortgage Corp., 4.75%,
                                             5/25/18                                  $    502,559
     613,883      5.21       AAA/Aaa        SARM 2004-12 7A1, Floating Rate Note,
                                             2/25/34                                       611,829
     350,000                 BB/Ba2         T SRA R 2006-1 F, 7.5296%, 10/15/36
                                             (144A)                                        349,781
                                                                                      ------------
                                                                                      $  1,464,169
                                                                                      ------------
                                            Total Banks                               $  1,464,169
                                                                                      ------------
                                            Diversified Financials - 0.1%
                                            Diversified Financial Services - 0.1%
     140,000                 NR/Ba1         Global Signal, 7.036%, 2/15/36 (144A)     $    136,727
                                                                                      ------------
                                            Total Diversified Financials              $    136,727
                                                                                      ------------
                                            Government - 2.1%
     106,273                 NR/NR          Federal Home Loan Bank, 5.0%, 1/15/16     $    105,511
      89,308                 AAA/Aaa        Federal Home Loan Bank, 6.0%, 4/15/32           91,298
     226,277                 AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                             5.875%, 5/15/16                               228,129
     473,679                 AAA/Aaa        Federal National Mortgage Association,
                                             5.45%, 12/25/20                               470,885
   2,201,244                 AAA/Aaa        Federal National Mortgage Association,
                                             5.5%, 5/25/14 - 6/15/32                     2,201,607
   1,346,470                 AAA/Aaa        Federal National Mortgage Association,
                                             6.0%, 6/25/16 - 12/15/21                    1,360,262

22    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                     Value
                                            Government - (continued)
 $   468,101                 AAA/Aaa        Federal National Mortgage Association,
                                             6.1%, 9/15/18                              $    469,165
                                                                                        ------------
                                                                                        $  4,926,857
                                                                                        ------------
                                            Total Government                            $  4,926,857
                                                                                        ------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $6,509,681)                           $  6,527,753
                                                                                        ------------
                                            CORPORATE BONDS - 8.8%
                                            Energy - 0.6%
                                            Integrated Oil & Gas - 0.1%
     160,000                 A-/A3          Occidental Petroleum, 6.75%, 1/15/12        $    169,398
      25,000                 BBB/Baa2       Petro-Canada, 4.0%, 7/15/13                       22,781
      15,000                 BBB+/Baa1      USX Corp., 6.85%, 3/1/08                          15,118
                                                                                        ------------
                                                                                        $    207,297
                                                                                        ------------
                                            Oil & Gas Equipment & Services - 0.1%
     200,000                 BBB+/Baa1      Weatherford International, Inc., 6.625%,
                                             11/15/11                                   $    206,462
                                                                                        ------------
                                            Oil & Gas Exploration & Production - 0.1%
      65,000                 BBB/Baa1       Pemex Project Funding Master, 9.125%,
                                             10/13/10                                   $     71,175
     151,200                 A/Aa2          Ras Laffan Liquefied Natural Gas, 3.437%,
                                             9/15/09 (144A)                                  148,060
      45,000                 BB+/Ba2        Southern Star Central Corp., 6.75%,
                                             3/1/16                                           42,075
                                                                                        ------------
                                                                                        $    261,310
                                                                                        ------------
                                            Oil & Gas Refining & Marketing - 0.1%
      90,000                 BBB/Baa2       Boardwalk Pipelines LLC, 5.5%, 2/1/17       $     85,715
     200,000                 BB-/Ba2        Semco Energy, Inc., 7.125%, 5/15/08              200,221
                                                                                        ------------
                                                                                        $    285,936
                                                                                        ------------
                                            Oil & Gas Storage & Transportation - 0.2%
     400,000      7.00       BB/Ba1         Teppco Partners LP, Floating Rate Note,
                                             6/1/67                                     $    367,263
                                                                                        ------------
                                            Total Energy                                $  1,328,268
                                                                                        ------------
                                            Materials - 0.5%
                                            Aluminum - 0.1%
     150,000                 B/B3           Novelis, Inc., 7.25%, 2/15/15               $    150,375
                                                                                        ------------
                                            Commodity Chemicals - 0.1%
     300,000                 B+/Ba3         Nova Chemicals, Ltd., 6.5%, 1/15/12         $    271,500
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

                                S&P/
                 Floating      Moody's
  Principal        Rate        Ratings
    Amount      (unaudited)  (unaudited)                                                        Value
                                            Diversified Metals & Mining - 0.2%
 $   425,000                 BBB/Baa3       Inco, Ltd., 7.2%, 9/15/32                    $    427,415
                                                                                         ------------
                                            Fertilizers & Agricultural Chemicals - 0.0%
      30,000                 BBB+/Baa1      Potash Corp., Saskatchewan, 4.875%,
                                            3/1/13                                       $     28,728
                                                                                         ------------
                                            Paper Products - 0.1%
     150,000                 B/B3           Abitibi-Consolidated, Inc., 6.95%, 4/1/08    $    147,000
      28,000                 B/B2           MDP Acquistions, 9.625%, 10/1/12                   29,260
                                                                                         ------------
                                                                                         $    176,260
                                                                                         ------------
                                            Total Materials                              $  1,054,278
                                                                                         ------------
                                            Capital Goods - 1.2%
                                            Aerospace & Defense - 0.3%
      25,000                 A+/A2          Boeing Co., 5.125%, 2/15/13                  $     24,784
     500,000                 A/A2           General Dynamics Corp., 4.5%, 8/15/10             488,997
      80,000                 A/A2           Honeywell International, 7.5%, 3/1/10              84,595
                                                                                         ------------
                                                                                         $    598,376
                                                                                         ------------
                                            Electrical Component & Equipment - 0.1%
     181,228                 NR/NR          Orcal Geothermal, 6.21%, 12/30/20
                                                (144A)                                   $    180,084
                                                                                         ------------
                                            Industrial Conglomerates - 0.5%
   1,000,000                 AAA/Aaa        General Electric Capital Corp., 5.5%,
                                            11/15/11                                     $    996,153
     145,000                 AAA/Aaa        General Electric Capital Corp., 6.125%,
                                            2/22/11                                           148,765
     120,000                 AAA/Aaa        General Electric Capital Corp., 6.75%,
                                            3/15/32                                           130,672
                                                                                         ------------
                                                                                         $  1,275,590
                                                                                         ------------
                                            Trading Companies & Distributors - 0.3%
     495,000                 BBB+/Baa1      GATX Corp., 5.5%, 2/15/12                    $    486,006
     300,000                 BBB-/Baa3      Glencore Funding LLC, 6.0%, 4/15/14
                                                (144A)                                        296,504
                                                                                         ------------
                                                                                         $    782,510
                                                                                         ------------
                                            Total Capital Goods                          $  2,836,560
                                                                                         ------------
                                            Transportation - 0.6%
                                            Airlines - 0.4%
   1,000,000                 A/Baa1         Southwest Airlines Co.                       $    933,540
                                                                                         ------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                       Value
                                            Railroads - 0.2%
 $   400,000                 BBB/Baa2       Union Pacific Corp., 5.75%, 10/15/07          $    400,066
                                                                                          ------------
                                            Total Transportation                          $  1,333,606
                                                                                          ------------
                                            Automobiles & Components - 0.2%
                                            Automobile Manufacturers - 0.2%
      80,000                 CCC+/Caa1      Ford Motor Co., 7.25%, 10/1/08                $     79,900
     500,000                 B-/Caa1        General Motors, 7.2%, 1/15/11 (b)                  450,000
                                                                                          ------------
                                                                                          $    529,900
                                                                                          ------------
                                            Total Automobiles & Components                $    529,900
                                                                                          ------------
                                            Consumer Services - 0.4%
                                            Hotels, Resorts & Cruise Lines - 0.1%
     250,000                 BBB-/Ba1       Royal Caribbean Cruises, 7.25%, 6/15/16       $    237,249
                                                                                          ------------
                                            Restaurants - 0.3%
     700,000                 A/A2           McDonalds Corp., 5.75%, 3/1/2012              $    708,985
                                                                                          ------------
                                            Total Consumer Services                       $    946,234
                                                                                          ------------
                                            Media - 0.7%
                                            Broadcasting & Cable TV - 0.3%
      80,000                 BBB+/Baa2      Comcast Corp., 5.3%, 1/15/14                  $     76,528
     400,000                 BBB-/Baa3      Cox Communications, 7.125%, 10/1/12                417,424
     150,000                 BB+/Baa3       Cox Enterprises, 4.375%, 5/1/08 (144A)             148,668
                                                                                          ------------
                                                                                          $    642,620
                                                                                          ------------
                                            Media - 0.2%
     500,000                 BBB+/Baa2      Comcast Cable Corp., 6.75%, 1/30/11           $    517,653
                                                                                          ------------
                                            Publishing - 0.2%
     512,000                 BBB/Baa2       News America, Inc., 7.3%, 4/30/28             $    531,164
                                                                                          ------------
                                            Total Media                                   $  1,691,437
                                                                                          ------------
                                            Retailing - 0.4%
                                            General Merchandise Stores - 0.2%
     500,000                 A+/A1          Target Corp., 5.875%, 3/1/12                  $    502,796
                                                                                          ------------
                                            Specialty Stores - 0.2%
     430,000                 BBB-/Baa3      Tanger Factory Outlet Centers, Inc., 6.15%,
                                            11/15/15                                      $    432,721
                                                                                          ------------
                                            Total Retailing                               $    935,517
                                                                                          ------------
                                            Food, Beverage & Tobacco - 0.2%
                                            Brewers - 0.0%
      35,000                 BBB+/Baa1      Miller Brewing Co., 5.5%, 8/15/13 (144A)      $     34,746
                                                                                          ------------
                                            Packaged Foods & Meats - 0.2%
     335,000                 A+/A1          Unilever Capital Corp., 7.125%, 11/1/10       $    353,008
                                                                                          ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                   Value
                                            Soft Drinks - 0.0%
 $    35,000                 A/A3           Bottling Group LLC, 5.0%, 11/15/13        $     33,825
                                                                                      ------------
                                            Total Food, Beverage & Tobacco            $    421,579
                                                                                      ------------
                                            Banks - 0.4%
                                            Diversified Banks - 0.2%
     250,000                 BB+/Baa2       Kazkommerts International BV, 8.0%,
                                            11/3/15                                   $    231,250
     225,000                 AA-/Aa1        National Westminster, 7.375%, 10/1/09          235,152
                                                                                      ------------
                                                                                      $    466,402
                                                                                      ------------
                                            Regional Banks - 0.2%
     500,000                 A+/Aa3         Branch Banking & Trust Co., 4.875%,
                                            1/15/13                                   $    483,440
                                                                                      ------------
                                            Total Banks                               $    949,842
                                                                                      ------------
                                            Diversified Financials - 0.9%
                                            Asset Management & Custody Banks - 0.5%
   1,000,000                 A+/A1          Northern Trust Co., 7.1%, 8/1/09          $  1,033,262
                                                                                      ------------
                                            Consumer Finance - 0.2%
     250,000      5.33       A/A2           SLM Corp., Floating Rate Note, 4/18/08    $    248,200
     265,000      4.00       BBB+/A2        SLM Corp., Floating Rate Note, 7/25/14         205,375
                                                                                      ------------
                                                                                      $    453,575
                                                                                      ------------
                                            Diversified Financial Services - 0.1%
     300,000                 A-/Baa2        Brascan Corp., 5.75%, 3/1/10              $    302,868
                                                                                      ------------
                                            Specialized Finance - 0.1%
     300,000                 BB/Ba2         NSG Holdings LLC, 7.75%, 12/15/25
                                             (144A)                                   $    295,500
                                                                                      ------------
                                            Total Diversified Financials              $  2,085,205
                                                                                      ------------
                                            Insurance - 0.9%
                                            Life & Health Insurance - 0.2%
     500,000                 AA/Aa3         Protective Life, 4.0%, 10/7/09            $    487,115
                                                                                      ------------
                                            Multi-Line Insurance - 0.3%
     100,000                 BB+/Ba1        Hanover Insurance Group, 7.625%,
                                            10/15/25                                  $    103,474
     480,000                 BB+/Baa3       Liberty Mutual Group, 7.0%, 3/15/37
                                             (144A)                                        435,570
     200,000                 A/A3           Loew Corp., 5.25%, 3/15/16                     191,694
                                                                                      ------------
                                                                                      $    730,738
                                                                                      ------------

26    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                     Value
                                            Property & Casualty Insurance - 0.4%
 $   280,000                 BBB-/NR        Kingsway America, Inc., 7.5%, 2/1/14        $    285,503
     500,000                 BBB-/Baa3      Ohio Casualty Corp., 7.3%, 6/15/14               533,453
                                                                                        ------------
                                                                                        $    818,956
                                                                                        ------------
                                            Reinsurance - 0.0%
     100,000                 BBB/NA         Platinum Underwriters HD, 7.5%, 6/1/17      $    104,798
                                                                                        ------------
                                            Total Insurance                             $  2,141,607
                                                                                        ------------
                                            Real Estate - 0.6%
                                            Real Estate Investment Trusts - 0.6%
     400,000                 BBB-/Baa3      Colonial Reality LP, 6.15%, 4/15/13         $    404,722
     700,000                 BBB-/Baa2      Health Care, Inc., 6.2%, 6/1/16                  693,212
     250,000                 AAA/Aaa        Trustreet Properties, Inc., 7.5%, 4/1/15         269,179
                                                                                        ------------
                                                                                        $  1,367,113
                                                                                        ------------
                                            Total Real Estate                           $  1,367,113
                                                                                        ------------
                                            Technology Hardware & Equipment - 0.7%
                                            Computer Hardware - 0.7%
   1,000,000                 A+/A1          International Business Machines, 7.5%,
                                            6/15/13                                     $  1,095,041
     500,000                 BBB-/Baa3      NCR Corp., 7.125%, 6/15/09                       513,002
                                                                                        ------------
                                                                                        $  1,608,043
                                                                                        ------------
                                            Total Technology Hardware & Equipment       $  1,608,043
                                                                                        ------------
                                            Telecommunication Services - 0.2%
                                            Integrated Telecommunication Services - 0.2%
     250,000                 BBB+/Baa2      Telecom Italia Capital, 4.875%, 10/1/10     $    244,472
     300,000                 BBB+/Baa2      Telecom Italia Capital, 5.25%, 11/15/13          285,264
                                                                                        ------------
                                                                                        $    529,736
                                                                                        ------------
                                            Total Telecommunication Services            $    529,736
                                                                                        ------------
                                            Utilities - 0.3%
                                            Electric Utilities - 0.0%
     225,000                 BBB+/Baa3      Entergy Gulf States, 5.7%, 6/1/15           $    217,046
                                                                                        ------------
                                            Independent Power Producer & Energy Traders - 0.3%
     500,000                 A-/A3          Duke Energy Corp., 6.25%, 1/15/12           $    513,576
                                                                                        ------------
                                            Total Utilities                             $    730,622
                                                                                        ------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $20,874,871)                          $ 20,489,547
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.   27

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                     (continued)
--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                    Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.5%
 $    65,000                 AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                             3.875%, 6/14/13                           $     60,697
   1,827,652                 AAA/Aaa        Federal Home Loan Mortgage Corp., 4.5%,
                                             8/1/20 - 12/1/20                             1,745,401
     250,000                 AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                             4.875%, 1/17/17                                240,931
   1,209,647                 AAA/Aaa        Federal Home Loan Mortgage Corp., 5.0%,
                                             4/1/34 - 11/1/34                             1,140,289
     567,375                 AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                             5.101%, 11/1/35                                565,266
     500,000                 AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                             5.125%, 8/25/16                                493,293
   1,318,330                 NR/Aaa         Federal Home Loan Mortgage Corp.,
                                             5.27%, 12/28/12                              1,315,693
   2,676,165                 NR/NR          Federal Home Loan Mortgage Corp., 5.5%,
                                             10/1/16 - 12/1/35                            2,617,576
   1,166,733                 NR/NR          Federal Home Loan Mortgage Corp., 6.0%,
                                             1/1/33 - 5/1/36                              1,161,875
     432,460                 AAA/Aaa        Federal Home Loan Mortgage Corp., 6.5%,
                                             5/1/09 - 11/1/33                               440,275
     394,838                 AAA/Aaa        Federal Home Loan Mortgage Corp., 7.0%,
                                             10/1/46                                        405,815
     500,000                 AAA/Aaa        Federal National Mortgage Association,
                                             4.375%, 9/7/07                                 499,469
     515,918                 AAA/Aaa        Federal National Mortgage Association,
                                             4.5%, 11/1/20                                  492,012
   1,500,000                 AAA/Aaa        Federal National Mortgage Association,
                                             4.625%, 10/15/14                             1,446,420
     103,013                 AAA/Aaa        Federal National Mortgage Association,
                                             4.78%, 12/1/12                                 100,910
   1,003,988                 AAA/Aaa        Federal National Mortgage Association,
                                             4.905%, 12/1/36                                985,666
   1,870,923                 AAA/Aaa        Federal National Mortgage Association,
                                             5.0%, 4/1/17 - 6/1/34                        1,806,411
     350,000                 AAA/Aaa        Federal National Mortgage Association,
                                             5.2%, 11/8/10                                  349,445
     100,000                 AAA/Aaa        Federal National Mortgage Association,
                                             5.24%, 8/7/18                                   97,428
   9,787,861                 NR/NR          Federal National Mortgage Association,
                                             5.5%, 8/1/14 - 9/15/36                       9,566,507

28    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
                 Floating       Moody's
  Principal        Rate         Ratings
    Amount      (unaudited)   (unaudited)                                                      Value

                                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS -
                                            (continued)
 $ 1,000,000                 NR/Aaa        Federal National Mortgage Association,
                                            5.75%, 7/19/10                              $  1,000,295
   7,166,277                 AAA/Aaa       Federal National Mortgage Association,
                                            6.0%, 7/30/12 - 8/1/36                         7,148,053
   1,260,000                 AAA/Aaa       Federal National Mortgage Association,
                                            6.125%, 3/15/12                                1,312,041
     643,166                 NR/NR         Federal National Mortgage Association,
                                            6.5%, 12/1/21 - 10/1/32                          657,076
     851,445                 AAA/Aaa       Federal National Mortgage Association,
                                            7.0%, 3/1/12 - 1/1/36                            877,766
      46,029                 AAA/Aaa       Federal National Mortgage Association,
                                            8.0%, 4/1/20 - 5/1/31                             48,628
      21,500                 AAA/Aaa       Federal National Mortgage Association,
                                            9.0%, 4/1/33                                      22,621
   2,263,628                 AAA/Aaa       Government National Mortgage Association,
                                            4.5%, 1/20/29 - 4/20/36                        2,138,418
     819,797                 AAA/Aaa       Government National Mortgage Association,
                                            5.0%, 4/15/34 - 10/15/34                         782,476
   6,086,125                 AAA/Aaa       Government National Mortgage Association,
                                            5.5%, 8/15/17 - 3/15/37                        5,945,411
   5,094,999                 NR/NR         Government National Mortgage Association,
                                            6.0%, 4/15/14 - 7/15/37                        5,096,217
   1,611,670                 NR/NR         Government National Mortgage Association,
                                            6.5%, 10/15/28 - 5/15/33                       1,647,875
      10,429                 AAA/Aaa       Government National Mortgage Association,
                                            7.0%, 4/15/28 - 8/15/28                           10,898
      17,259                 NR/NR         Government National Mortgage Association,
                                            7.5%, 9/20/29 - 1/15/30                           18,038
       3,330                 NR/NR         Government National Mortgage Association,
                                            7.75%, 11/15/29                                    3,504
      22,184                 NR/NR         Government National Mortgage Association,
                                            8.0%, 2/15/30                                     23,559
     293,840                 NR/NR         Government National Mortgage Association
                                            II, 5.5%, 2/20/34                                286,149
     343,383                 AAA/Aaa       Government National Mortgage Association
                                            II, 6.0%, 10/20/33                               344,339
     401,375                 AAA/Aaa       Government National Mortgage Association
                                            II, 6.49%, 8/20/36                               408,149
     200,000                 AAA/Aaa       U.S. Treasury Bonds, 4.0%, 2/15/14                192,281

The accompanying notes are an integral part of these financial statements.   29

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

                                  S&P/
                 Floating        Moody's
  Principal        Rate          Ratings
    Amount      (unaudited)    (unaudited)                                                         Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -
                                             (continued)
 $ 2,500,000                 AAA/Aaa        U.S. Treasury Bonds, 4.25%, 11/15/13           $   2,444,728
     284,000                 AAA/Aaa        U.S. Treasury Bonds, 4.5%, 11/30/11                  282,979
     720,000                 AAA/Aaa        U.S. Treasury Bonds, 5.25%, 11/15/28                 743,906
     800,000                 AAA/Aaa        U.S. Treasury Bonds, 6.0%, 2/15/26                   893,875
   2,950,000                 AAA/Aaa        U.S. Treasury Bonds, 6.25%, 8/15/23                3,345,253
     100,000                 AAA/Aaa        U.S. Treasury Bonds, 7.125%, 2/15/23                 122,523
   1,000,000                 AAA/Aaa        U.S. Treasury Bonds, 7.25%, 8/15/22                1,234,844
     200,000                 AAA/Aaa        U.S. Treasury Inflation Protected Security,
                                             0.0%, 11/15/15                                      134,547
      64,133                 AAA/Aaa        U.S. Treasury Inflation Protected Security,
                                             1.875%, 7/15/15                                      61,467
     468,356                 AAA/Aaa        U.S. Treasury Inflation Protected Security,
                                             3.375%, 1/15/12                                     486,395
     179,186                 AAA/Aaa        U.S. Treasury Inflation Protected Security,
                                             3.5%, 1/15/11                                       185,037
     800,000                 AAA/Aaa        U.S. Treasury Notes, 4.125%, 5/15/15                 767,375
     300,000                 AAA/Aaa        U.S. Treasury Notes, 4.25%, 11/15/14                 291,328
     400,000                 AAA/Aaa        U.S. Treasury Notes, 4.25%, 8/15/15                  386,312
     360,000                 AAA/Aaa        U.S. Treasury Notes, 5.375%, 2/15/31                 380,050
     595,000                 AAA/Aaa        U.S. Treasury Notes, 5.5%, 8/15/28                   633,721
     300,000                 AAA/Aaa        U.S. Treasury Notes, 7.5%, 11/15/16                  359,743
                                                                                           -------------
                                                                                           $  66,249,256
                                                                                           -------------
                                            TOTAL U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS
                                            (Cost $66,656,818)                             $  66,249,256
                                                                                           -------------
                                            TEMPORARY CASH INVESTMENT - 6.3%
                                            Security Lending Collateral - 6.3%
  14,740,591                 NR/NR          Securities Lending Investment Fund, 5.26%      $  14,740,591
                                                                                           -------------
                                            TOTAL TEMPORARY CASH INVESTMENT
                                            (Cost $14,740,591)                             $  14,740,591
                                                                                           -------------
                                            TOTAL INVESTMENT IN SECURITIES - 105.6%
                                            (Cost $237,172,430) (a)                        $ 245,941,181
                                                                                           -------------
                                            OTHER ASSETS AND LIABILITIES - (5.6)%          $ (13,152,549)
                                                                                           -------------
                                            TOTAL NET ASSETS - 100.0%                      $ 232,788,632
                                                                                           =============

30    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income producing security.

(A.D.R.) American Depositary Receipt.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2007, the value of these securities amounted to $3,471,151 or 1.5% of total net assets.

NR   Not Rated by either S&P or Moody's.

(a) At July 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $237,470,923 was as follows

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $15,748,873
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                         (7,278,615)
                                                                              -----------
     Net unrealized gain                                                      $8,470,258
                                                                              ===========

(b)  At July 31, 2007, the following securities were out on loan:

      Shares     Security                                   Value
     183,436     Citizens Utilities Co. (Class B)     $ 2,646,981
      21,421     Diamond Offshore Drilling, Inc.        2,210,219
      70,950     First Horizon National Corp.           2,250,534
      90,913     Ford Cap Trust, 6.5%, 1/15/32          3,421,965
     495,000     General Motors, 7.2%, 1/15/11            445,500
     150,586     Regal Entertainment Group              3,221,035
                                                      -----------
                                                      $14,196,234
                                                      ===========

(c) Debt obligation originally issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2007 aggregated $128,903,130 and $138,223,651, respectively.

The accompanying notes are an integral part of these financial statements.   31

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
    loaned of $14,196,234) (cost $237,172,430)                $245,941,181
  Cash                                                           3,974,811
  Receivables -
    Investment securities sold                                       2,384
    Fund shares sold                                               127,501
    Dividends, interest and foreign taxes withheld               1,214,092
    Due from Pioneer Investment Management, Inc.                    18,163
  Other                                                             46,065
                                                              ------------
     Total assets                                             $251,324,197
                                                              ------------
LIABILITIES:
  Payables -
    Investment securities purchased                           $  3,482,936
    Fund shares repurchased                                        164,538
    Upon return of securities loaned                            14,740,591
  Due to affiliates                                                 76,689
  Accrued expenses                                                  70,811
                                                              ------------
     Total liabilities                                        $ 18,535,565
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $201,887,062
  Undistributed net investment income                              393,288
  Accumulated net realized gain on investments and foreign
    currency transactions                                       21,739,531
  Net unrealized gain on investments                             8,768,751
                                                              ------------
     Total net assets                                         $232,788,632
                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $163,390,764/15,132,932 shares)           $      10.80
                                                              ============
  Class B (based on $29,870,894/2,781,847 shares)             $      10.74
                                                              ============
  Class C (based on $11,783,754/1,092,379 shares)             $      10.79
                                                              ============
  Class Y (based on $27,743,220/2,569,846 shares)             $      10.80
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($10.80 [divided by] 95.5%)                         $      11.31
                                                              ============

32    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,313)      $  4,948,268
  Interest                                                     4,209,821
  Income from securities loaned, net                              25,060
                                                            ------------
     Total investment income                                                    $  9,183,149
                                                                                ------------
EXPENSES:
  Management fees                                           $  1,343,505
  Transfer agent fees and expenses
   Class A                                                       318,202
   Class B                                                        91,563
   Class C                                                        27,702
   Investor Class                                                  3,993
   Class Y                                                         7,507
  Distribution fees
   Class A                                                       343,282
   Class B                                                       285,907
   Class C                                                        84,552
  Administrative reimbursements                                   48,141
  Custodian fees                                                  17,434
  Registration fees                                               53,062
  Professional fees                                               88,036
  Printing expense                                                28,127
  Fees and expenses of nonaffiliated trustees                      4,592
  Miscellaneous                                                   14,584
                                                            ------------
     Total expenses                                                             $  2,760,189
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                            (127,850)
     Less fees paid indirectly                                                        (7,420)
                                                                                ------------
     Net expenses                                                               $  2,624,919
                                                                                ------------
       Net investment income                                                    $  6,558,230
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                              $ 23,911,592
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (20,189)       $ 23,891,403
                                                            ------------        ------------
  Change in net unrealized gain on:
   Investments                                              $(13,092,884)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                (3,880)       $(13,096,764)
                                                            ------------        ------------
  Net gain on investments                                                       $ 10,794,639
                                                                                ------------
  Net increase in net assets resulting from operations                          $ 17,352,869
                                                                                ============

The accompanying notes are an integral part of these financial statements.   33

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/07 and 7/31/06, respectively

                                                           Year Ended        Year Ended
                                                             7/31/07          7/31/06
FROM OPERATIONS:
Net investment income                                    $   6,558,230     $   3,637,462
Net realized gain on investments and foreign
  currency transactions                                     23,891,403        14,923,965
Change in net unrealized gain on investments and
  foreign currency transactions                            (13,096,764)       (8,927,160)
                                                         -------------     -------------
    Net increase in net assets resulting from
     operations                                          $  17,352,869     $   9,634,267
                                                         -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.38 and $0.29 per share, respectively)    $  (4,527,443)    $  (1,858,499)
    Class B ($0.29 and $0.19 per share, respectively)         (700,755)         (355,044)
    Class C ($0.30 and $0.19 per share, respectively)         (200,838)           (1,384)
    Class Y ($0.43 and $0.32 per share, respectively)       (1,135,941)       (1,181,280)
Net realized gain:
    Class A ($1.11 and $2.39 per share, respectively)       (6,648,458)      (13,270,663)
    Class B ($1.11 and $2.39 per share, respectively)       (1,992,047)       (4,135,506)
    Class C ($1.11 and $2.39 per share, respectively)         (120,925)          (20,142)
    Class Y ($1.11 and $2.39 per share, respectively)       (2,926,098)       (8,734,998)
                                                         -------------     -------------
     Total distributions to shareowners                  $ (18,252,505)    $ (29,557,516)
                                                         -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  33,641,255     $  19,030,630
Shares issued in reorganization                            117,722,034                 -
Reinvestment of distributions                               17,056,589        27,660,287
Cost of shares repurchased                                 (51,995,942)      (94,681,985)
                                                         -------------     -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $ 116,423,936     $ (47,991,068)
                                                         -------------     -------------
    Net increase (decrease) in net assets                $ 115,524,300     $ (67,914,317)
NET ASSETS:
Beginning of year                                          117,264,332       185,178,649
                                                         -------------     -------------
End of year                                              $ 232,788,632     $ 117,264,332
                                                         =============     =============
Undistributed net investment income                      $     393,288     $     139,618
                                                         =============     =============

34    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '07 Shares      '07 Amount       '06 Shares      '06 Amount
CLASS A
Shares sold                         2,092,219    $  23,048,504       1,101,619    $  12,817,227
Shares issued in
  reorganization                    8,312,275       87,611,379               -                -
Reinvestment of distributions       1,005,215       10,743,583       1,337,430       14,466,369
Shares converted from
  Investor class                      732,293        7,835,544               -                -
Less shares repurchased            (2,968,859)     (32,683,447)     (4,692,360)     (57,682,410)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)         9,173,143    $  96,555,563      (2,253,311)   $ (30,398,814)
                                   ==========    =============      ==========    =============
CLASS B
Shares sold                           359,285    $   3,940,256         131,563    $   1,473,358
Shares issued in
  reorganization                    1,252,722       13,141,055               -                -
Reinvestment of distributions         230,810        2,445,193         375,287        4,031,461
Less shares repurchased              (863,392)      (9,376,613)       (648,269)      (7,567,986)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)           979,425    $  10,149,891        (141,419)   $  (2,063,167)
                                   ==========    =============      ==========    =============
CLASS C
Shares sold                           372,563    $   4,101,441          46,003    $     528,944
Shares issued in
  reorganization                      871,863        9,189,436               -                -
Reinvestment of distributions          25,963          279,639           1,804           19,417
Less shares repurchased              (216,044)      (2,365,488)         (9,773)        (105,121)
                                   ----------    -------------      ----------    -------------
    Net increase                    1,054,345    $  11,205,028          38,034    $     443,240
                                   ==========    =============      ==========    =============
INVESTOR CLASS
Shares issued in
  reorganization                      738,156    $   7,780,164               -    $           -
Shares converted to Class A          (732,227)      (7,835,544)              -                -
Less shares repurchased                (5,929)         (63,016)              -                -
                                   ----------    -------------      ----------    -------------
    Net decrease                            -    $    (118,396)              -    $           -
                                   ==========    =============      ==========    =============
CLASS Y
Shares sold                           231,458    $   2,551,054         359,664    $   4,211,101
Reinvestment of distributions         337,943        3,588,174         844,094        9,143,040
Less shares repurchased              (684,452)      (7,507,378)     (2,562,705)     (29,326,468)
                                   ----------    -------------      ----------    -------------
    Net decrease                     (115,051)   $  (1,368,150)     (1,358,947)   $ (15,972,327)
                                   ==========    =============      ==========    =============

The accompanying notes are an integral part of these financial statements.   35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended
CLASS A                                                             7/31/07    7/31/06 (b)
Net asset value, beginning of period                               $  11.19      $ 13.05
                                                                   --------      -------
Increase from investment operations:
 Net investment income                                             $   0.37      $  0.31
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                0.73         0.51
                                                                   --------      -------
  Net increase from investment operations                          $   1.10      $  0.82
                                                                   --------      -------
Distributions to shareowners:
 Net investment income                                             $  (0.38)     $ (0.29)
 Net realized gain                                                    (1.11)       (2.39)
                                                                   --------      -------
Total Distributions                                                $  (1.49)     $ (2.68)
                                                                   --------      -------
Capital Contributions                                              $      -      $     -
                                                                   --------      -------
Redemption Fee                                                     $      -      $     -
                                                                   --------      -------
Net increase (decrease) in net asset value                         $  (0.39)     $ (1.86)
                                                                   --------      -------
Net asset value, end of period                                     $  10.80      $ 11.19
                                                                   ========      =======
Total return*                                                         10.42%        7.52%
Ratio of net expenses to average net assets+                           1.16%        1.24%
Ratio of net investment income to average net assets+                  3.29%        2.65%
Portfolio turnover rate                                                  64%         115%
Net assets, end of period (in thousands)                           $163,391      $66,691
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.25%        1.24%
 Net investment income                                                 3.20%        2.65%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.16%        1.24%
 Net investment income                                                 3.29%        2.65%

                                                                  Year Ended     Year Ended    Year Ended
CLASS A                                                             7/31/05        7/31/04       7/31/03
Net asset value, beginning of period                               $  12.10        $ 11.37       $ 10.89
                                                                   --------        -------       -------
Increase from investment operations:
 Net investment income                                             $   0.22        $  0.20       $  0.22
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                1.01           0.75          0.66
                                                                   --------        -------       -------
  Net increase from investment operations                          $   1.23        $  0.95       $  0.88
                                                                   --------        -------       -------
Distributions to shareowners:
 Net investment income                                             $  (0.25)       $ (0.22)      $ (0.26)
 Net realized gain                                                    (0.03)             -         (0.14)
                                                                   --------        -------       -------
Total Distributions                                                $  (0.28)       $ (0.22)      $ (0.40)
                                                                   --------        -------       -------
Capital Contributions                                              $   0.00(a)     $     -       $     -
                                                                   --------        -------       -------
Redemption Fee                                                     $      -        $  0.00(a)    $     -
                                                                   --------        -------       -------
Net increase (decrease) in net asset value                         $   0.95        $  0.73       $  0.48
                                                                   --------        -------       -------
Net asset value, end of period                                     $  13.05        $ 12.10       $ 11.37
                                                                   ========        =======       =======
Total return*                                                         10.33%          8.36%         8.34%
Ratio of net expenses to average net assets+                           1.34%          1.32%         1.34%
Ratio of net investment income to average net assets+                  1.77%          1.64%         2.03%
Portfolio turnover rate                                                  70%            19%           86%
Net assets, end of period (in thousands)                           $107,147        $90,369       $78,679
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.39%          1.41%         1.42%
 Net investment income                                                 1.72%          1.55%         1.95%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.34%          1.32%         1.34%
 Net investment income                                                 1.77%          1.64%         2.03%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended
CLASS B                                                            7/31/07    7/31/06 (b)
Net asset value, beginning of period                               $ 11.14      $ 13.00
                                                                   -------      -------
Increase from investment operations:
 Net investment income                                             $  0.28      $  0.20
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               0.72         0.52
                                                                   -------      -------
  Net increase from investment operations                          $  1.00      $  0.72
                                                                   -------      -------
Distributions to shareowners:
 Net investment income                                             $ (0.29)     $ (0.19)
 Net realized gain                                                   (1.11)       (2.39)
                                                                   -------      -------
Total Distributions                                                $ (1.40)     $ (2.58)
                                                                   -------      -------
Capital Contributions                                              $     -      $     -
                                                                   -------      -------
Redemption Fee                                                     $     -      $     -
                                                                   -------      -------
Net increase (decrease) in net asset value                         $ (0.40)     $ (1.86)
                                                                   -------      -------
Net asset value, end of period                                     $ 10.74      $ 11.14
                                                                   =======      =======
Total return*                                                         9.47%        6.56%
Ratio of net expenses to average net assets+                          2.07%        2.17%
Ratio of net investment income to average net assets+                 2.36%        1.75%
Portfolio turnover rate                                                 64%         115%
Net assets, end of period (in thousands)                           $29,871      $20,076
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         2.09%        2.17%
 Net investment income                                                2.34%        1.75%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         2.06%        2.17%
 Net investment income                                                2.37%        1.75%

                                                                    Year Ended     Year Ended    Year Ended
CLASS B                                                              7/31/05         7/31/04       7/31/03
Net asset value, beginning of period                                $  12.07        $ 11.34       $ 10.86
                                                                    --------        -------       -------
Increase from investment operations:
 Net investment income                                              $   0.13        $  0.11       $  0.14
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                 0.99           0.75          0.66
                                                                    --------        -------       -------
  Net increase from investment operations                           $   1.12        $  0.86       $  0.80
                                                                    --------        -------       -------
Distributions to shareowners:
 Net investment income                                              $  (0.16)       $ (0.13)      $ (0.18)
 Net realized gain                                                     (0.03)             -         (0.14)
                                                                    --------        -------       -------
Total Distributions                                                 $  (0.19)       $ (0.13)      $ (0.32)
                                                                    --------        -------       -------
Capital Contributions                                               $   0.00(a)     $     -       $     -
                                                                    --------        -------       -------
Redemption Fee                                                      $      -        $  0.00(a)    $     -
                                                                    --------        -------       -------
Net increase (decrease) in net asset value                          $   0.93        $  0.73       $  0.48
                                                                    --------        -------       -------
Net asset value, end of period                                      $  13.00        $ 12.07       $ 11.34
                                                                    ========        =======       =======
Total return*                                                           9.40%          7.59%         7.55%
Ratio of net expenses to average net assets+                            2.09%          2.07%         2.09%
Ratio of net investment income to average net assets+                   1.04%          0.89%         1.27%
Portfolio turnover rate                                                   70%            19%           86%
Net assets, end of period (in thousands)                            $ 25,270        $24,755       $20,004
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           2.16%          2.16%         2.17%
 Net investment income                                                  0.97%          0.80%         1.19%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           2.09%          2.07%         2.09%
 Net investment income                                                  1.04%          0.89%         1.27%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    37

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year        9/23/05 (a)
                                                        Ended            to
                                                       7/31/07        7/31/06
CLASS C
Net asset value, beginning of period                   $ 11.19        $ 12.86
                                                       -------        -------
Increase from investment operations:
  Net investment income                                $  0.29        $  0.18
  Net realized and unrealized gain on investments
   and foreign currency transactions                      0.72           0.73
                                                       -------        -------
   Net increase from investment operations             $  1.01        $  0.91
Distributions to shareowners:
  Net investment income                                  (0.30)         (0.19)
  Net realized gain                                      (1.11)         (2.39)
                                                       -------        -------
Net decrease in net asset value                        $ (0.40)       $ (1.67)
                                                       -------        -------
Net asset value, end of period                         $ 10.79        $ 11.19
                                                       =======        =======
Total return*                                             9.54%          8.21%(b)
Ratio of net expenses to average net assets+              2.06%          2.00%**
Ratio of net investment income to average
  net assets+                                             2.41%          1.55%**
Portfolio turnover rate                                     64%           115%
Net assets, end of period (in thousands)               $11,784        $   426
Ratios with no waiver of management fees and
  assumption of expenses by Advisor and no
  reduction for fees paid indirectly:
  Net expenses                                            2.10%          2.00%**
  Net investment income                                   2.37%          1.55%**
Ratios with waiver of management fees and
  assumption of expenses by Advisor and
  reduction for fees paid indirectly:
  Net expenses                                            2.06%          2.00%**
  Net investment income                                   2.41%          1.55%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

38    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   11/10/06 to
                                                                   12/10/06 (a)
INVESTOR CLASS
Net asset value, beginning of period                                $ 10.54
                                                                    -------
Increase from investment operations:
  Net investment income                                             $  0.03
  Net realized and unrealized gain on investments and
   foreign currency transactions                                       0.13
                                                                    -------
   Net increase from investment operations                          $  0.16
                                                                    -------
Net increase in net asset value                                     $  0.16
                                                                    -------
Net asset value, end of period                                      $ 10.70
                                                                    =======
Total return*                                                          1.52%(b)
Ratio of net expenses to average net assets+                           1.33%**
Ratio of net investment income to average net assets+                  3.42%**
Portfolio turnover rate                                                  64%
Net assets, end of period (in thousands)                            $     -
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                         1.33%**
  Net investment income                                                3.42%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                         1.33%**
  Net investment income                                                3.42%**

(a) Investor class shares were first issued on November 10, 2006, and were subsequently converted to Class A shares on December 10, 2006.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized.

The accompanying notes are an integral part of these financial statements.   39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended
CLASS Y                                                            1/31/07     7/31/06 (b)
Net asset value, beginning of period                               $ 11.20      $  13.05
                                                                   -------      --------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.40      $   0.79
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               0.74          0.07
                                                                   -------      --------
  Net increase from investment operations                          $  1.14      $   0.86
                                                                   -------      --------
Distributions to shareowners:
 Net investment income                                             $ (0.43)     $  (0.32)
 Net realized gain                                                   (1.11)        (2.39)
                                                                   -------      --------
Total distributions                                                $ (1.54)     $  (2.71)
                                                                   -------      --------
Capital Contributions                                              $     -      $      -
                                                                   -------      --------
Redemption fee                                                     $     -      $   0.00(a)
                                                                   -------      --------
Net increase (decrease) in net asset value                         $ (0.40)     $  (1.85)
                                                                   -------      --------
Net asset value, end of period                                     $ 10.80      $  11.20
                                                                   =======      ========
Total return*                                                        10.82%         7.89%
Ratio of net expenses to average net assets+                          0.80%         0.92%
Ratio of net investment income to average net assets+                 3.61%         2.99%
Portfolio turnover rate                                                 64%          115%
Net assets, end of period (in thousands)                           $27,743      $ 30,072
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         0.80%         0.92%
 Net investment income                                                3.61%         2.99%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.80%         0.92%
 Net investment income                                                3.61%         2.99%

                                                                    Year Ended    Year Ended   Year Ended
CLASS Y                                                              7/31/05        7/31/04      7/31/03
Net asset value, beginning of period                                $  12.11       $ 11.38      $ 10.90
                                                                    --------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.24       $  0.22      $  0.23
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                 1.00          0.75         0.66
                                                                    --------       -------      -------
  Net increase from investment operations                           $   1.24       $  0.97      $  0.89
                                                                    --------       -------      -------
Distributions to shareowners:
 Net investment income                                              $  (0.27)      $ (0.24)     $ (0.27)
 Net realized gain                                                     (0.03)            -        (0.14)
                                                                    --------       -------      -------
Total distributions                                                 $  (0.30)      $ (0.24)     $ (0.41)
                                                                    --------       -------      -------
Capital Contributions                                               $   0.00(a)    $     -      $     -
                                                                    --------       -------      -------
Redemption fee                                                      $      -       $     -      $     -
                                                                    --------       -------      -------
Net increase (decrease) in net asset value                          $   0.94       $  0.73      $  0.48
                                                                    --------       -------      -------
Net asset value, end of period                                      $  13.05       $ 12.11      $ 11.38
                                                                    ========       =======      =======
Total return*                                                          10.40%         8.52%        8.49%
Ratio of net expenses to average net assets+                            1.19%         1.17%        1.19%
Ratio of net investment income to average net assets+                   1.95%         1.80%        2.19%
Portfolio turnover rate                                                   70%           19%          86%
Net assets, end of period (in thousands)                            $ 52,762       $59,080      $62,776
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.29%         1.31%        1.32%
 Net investment income                                                  1.85%         1.66%        2.06%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           1.19%         1.17%        1.19%
 Net investment income                                                  1.95%         1.80%        2.19%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

40   The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22,
2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. On December 10, 2006, as planned, Investor Class shares converted to Class A shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                                (continued)
--------------------------------------------------------------------------------

and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At July 31, 2007, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has reclassified $269,949 to increase undistributed net investment income and $269,949 to decrease accumulated net realized gain on investments and foreign currency transactions to

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------

    reflect permanent book/tax differences. The reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                    2007             2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $12,259,357      $ 3,396,207
  Long-term capital gain         5,993,148       26,161,309
                               -----------      -----------
    Total                      $18,252,505      $29,557,516
                               ===========      ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2007.

--------------------------------------------------------------------------------
                                                                  2007
--------------------------------------------------------------------------------
  Undistributed ordinary income                              $ 1,405,726
  Undistributed long-term gain                                21,026,645
  Interest Accrual on Preferred Stock                            (28,187)
  Unrealized appreciation                                      8,497,386
                                                             -----------
    Total                                                    $30,901,570
                                                             ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, interest accruals on preferred stocks, REIT holdings and the tax treatment of premium and amortization.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $20,354 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2007.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------

     may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2007, $4,309, was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $70,109 in transfer agent fees payable to PIMSS at July 31, 2007.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------

1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,271 in distribution fees payable to PFD at July 31, 2007.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2007, CDSCs in the amount of $74,384 were paid to PFD.

5. Directed Brokerage and Expense Offset Arrangements

The Fund has entered into directed brokerage arrangements with brokers with whom PIM places trades on behalf of the Fund where they provide services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. For the year ended July 31, 2007, the Fund's expenses were reduced by $1,838 under this agreement. In addition, the Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2007, the Fund's expenses were reduced by $5,582 under such arrangements.

6. Merger Information

On November 9, 2006, beneficial owners of Pioneer Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer Balanced Fund's net assets in Class A, Class B, Class C and Investor Class for Pioneer Classic Balanced Fund's shares, based on Pioneer Classic Balanced Fund's Class A, Class B, Class C and Investor Class shares' ending net asset value, respectively. The

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------

following charts show the details of the reorganization as of that Closing
Date:

----------------------------------------------------------------------------------------
                       Pioneer Classic                                Pioneer Classic
                        Balanced Fund      Pioneer Balanced Fund       Balanced Fund
                    (Pre-Reorganization)    (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------
  Net Assets
  Class A               $ 69,554,880            $ 87,611,379           $157,166,259
  Class B               $ 20,662,385            $ 13,141,055           $ 33,803,440
  Class C               $  1,306,317            $  9,189,436           $ 10,495,753
  Investor Class        $          -            $  7,780,164           $  7,780,164
  Class Y               $ 30,388,422            $          -           $ 30,388,422
  Total Net
   Assets               $121,912,004            $117,722,034           $239,634,038
  Shares
   Outstanding
  Class A                  6,597,655               8,431,228             14,909,930
  Class B                  1,970,489               1,281,222              3,223,211
  Class C                    123,930                 887,683                995,793
  Investor Class                   -                 748,717                738,156
  Class Y                  2,882,878                       -              2,882,878
  Shares
   Issued in
   Reorganization
  Class A                                                                 8,312,275
  Class B                                                                 1,252,722
  Class C                                                                   871,863
  Investor Class                                                            738,156
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Unrealized         Accumulated
                             Appreciation On         Loss On
                               Closing Date       Closing Date
--------------------------------------------------------------------------------
Pioneer Balanced Fund          $16,811,203         $(1,682,100)
                               ===========         ===========
--------------------------------------------------------------------------------

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 7/31/07
--------------------------------------------------------------------------------
disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than July 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
For the fiscal year ended July 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 62.14%.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Classic Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/Ernst & Young LLP

Boston, Massachusetts
September 17, 2007

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Bingham McCutchen LLP

Shareowner Services and Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Position Held        Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (81)*   Chairman of the      Trustee since 2005.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

                                                                                        Other Directorships
Name and Age               Principal Occupation During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset       None
                           Management S.p.A. ("PGAM"); Non-Executive Chairman
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc. (since
                           2003); Director of Cole Management Inc. (since 2004);
                           Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until
                           May 2006); President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
                           (counsel to PIM-USA and the Pioneer Funds)
----------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Position Held   Length of Service
Name, Age and Address          With the Fund   and Term of Office
David R. Bock (63)             Trustee         Trustee since 2005.
3050 K. Street NW,                             Serves until a
Washington, DC 20007                           successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)              Trustee         Trustee since 2005.
3509 Woodbine Street,                          Serves until a
Chevy Chase, MD 20815                          successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Trustee         Trustee since 2005.
1001 Sherbrooke Street West,                   Serves until a
Montreal, Quebec, Canada                       successor trustee is
H3A 1G5                                        elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name, Age and Address          Principal Occupation During Past Five Years                     Held by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company) (2004       Social Investment
Washington, DC 20007           - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                               merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                               President and Chief Financial Officer, Pedestal Inc.            finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                               Mortgage Trust (publicly
                                                                                               traded mortgage REIT)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)              President, Bush International, LLC (international financial     Director of Brady Corpora-
3509 Woodbine Street,          advisory firm)                                                  tion (industrial identifica-
Chevy Chase, MD 20815                                                                          tion and specialty coated
                                                                                               material products
                                                                                               manufacturer); Director of
                                                                                               Briggs & Stratton Co.
                                                                                               (engine manufacturer);
                                                                                               Director of UAL Corpora-
                                                                                               tion (airline holding
                                                                                               company) and Director of
                                                                                               Mantech International
                                                                                               Corporation (national
                                                                                               security, defense, and
                                                                                               intelligence technology
                                                                                               firm)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Founding Director, Vice-President and Corporate Secretary,      None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A 1G5
----------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Position Held   Length of Service
Name, Age and Address        With the Fund   and Term of Office
Thomas J. Perna (56)         Trustee         Trustee since 2006.
89 Robbins Avenue,                           Serves until a
Berkeley Heights, NJ 07922                   successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)     Trustee         Trustee since 2005.
200 State Street, 12th                       Serves until a
Floor, Boston, MA 021098                     successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)           Trustee         Trustee since 2005.
One North Adgers Wharf,                      Serves until a
Charleston, SC 29401                         successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                        Other Directorships
Name, Age and Address        Principal Occupation During Past Five Years                Held by this Trustee
Thomas J. Perna (56)         Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,           Vice President, The Bank of New York (financial and        Inc. (technology products
Berkeley Heights, NJ 07922   securities services) (1986 - 2004)                         for securities lending
                                                                                        industry)
---------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)     President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th       Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Floor, Boston, MA 021098                                                                (closed-end investment
                                                                                        company)
---------------------------------------------------------------------------------------------------------------------
John Winthrop (71)           President, John Winthrop & Co., Inc. (private investment   None
One North Adgers Wharf,      firm)
Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Daniel K. Kingsbury (48)*    Executive Vice        Since March 2007.
                             President             Serves until a
                                                   successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age                 Principal Occupation During Past Five Years                  Held by this Trustee
Daniel K. Kingsbury (48)*    Director, CEO and President of Pioneer Investment            None
                             Management USA Inc.; Pioneer Investment Management,
                             Inc. and Pioneer Institutional Asset Management, Inc.
                             (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer
                             Global Asset Management S.p.A. (since March 2007);
                             Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal          None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since September
                             2003
---------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2004
---------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held              Length of Service
Name and Age                 With the Fund              and Term of Office
Luis I. Presutti (42)        Assistant Treasurer        Since 2005. Serves at
                                                        the discretion of the
                                                        Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer        Since 2005. Serves at
                                                        the discretion of the
                                                        Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)  Assistant Treasurer        Since 2005. Serves at
                                                        the discretion of the
                                                        Board

--------------------------------------------------------------------------------
Teri W. Anderholm (47)       Chief Compliance Officer   Since January 2007.
                                                        Serves at the discretion
                                                        of the Board
--------------------------------------------------------------------------------

                                                                                   Other Directorships
Name and Age                 Principal Occupation During Past Five Years           Held by this Trustee
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting,           None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting,            None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)  Fund Administration Manager - Fund                    None
                             Accounting, Administration and Controllership
                             Services since June 2003; Assistant Vice
                             President - Mutual Fund Operations of State
                             Street Corporation from June 2002 to June
                             2003 (formerly Deutsche Bank Asset
                             Management); and Assistant Treasurer of all
                             of the Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)       Chief Compliance Officer of Pioneer since             None
                             December 2006 and of all the Pioneer Funds
                             since January 2007; Vice President and
                             Compliance Officer, MFS Investment Management
                             (August 2005 to December 2006); Consultant,
                             Fidelity Investments (February 2005 to July
                             2005); Independent Consultant (July 1997 to
                             February 2005)
-----------------------------------------------------------------------------------------------------------

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                   GOVERNMENT
                                     INCOME
                                      FUND

                                      AMGEX
                                  Ticker Symbol


                                     Annual
                                     Report

                                     7/31/07

                              [LOGO]PIONEER
                                    Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2

Portfolio Management Discussion                              4

Portfolio Summary                                            8

Prices and Distributions                                     9

Performance Update                                          10

Comparing Ongoing Fund Expenses                             14

Schedule of Investments                                     16

Financial Statements                                        22

Notes to Financial Statements                               32

Report of Independent Registered Public Accounting Firm     40

Trustees, Officers and Service Providers                    41

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending July 31, 2007, equity investors were generally rewarded as, despite a late-July decline, the Standard & Poor's 500 Index generated a return of 16% over that period, the Dow Jones Industrial Average returned 21%, and the NASDAQ Composite Index returned 22%. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE Developed Market Index returning 24% and the MSCI Emerging Markets Index returning 51% in the 12-month period.

The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% in the 12 months ending July 31, 2007, with returns comprising both coupon income and price gains linked to a modest decline in interest rates over the 12 months. The high-yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7%, reflecting its higher coupon yields and continuing investor confidence in the strength of the U.S. economy.

U.S. economic growth has slowed recently, but continuing growth at a moderate rate appears more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices and rising short-term interest rates. It also stemmed from the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown, therefore, was not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is "investor friendly."

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is pushing unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up," led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook and equity valuations continue to appear generally positive, although the current environment is plagued by fears that sub-prime mortgage problems will result in a systemic liquidity/credit crunch. While falling risk tolerances may depress asset prices in the short term, valuations appear reasonable if credit market problems do not spread to the broader economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.

Respectfully,
[Signature of Daniel K. Kingsbury]

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07
--------------------------------------------------------------------------------

During a period of rising market interest rates, shareholders in Pioneer Government Income Fund received a relatively high level of income. In the following interview, Richard Schlanger, a member of the Pioneer Fixed-Income team, discusses the factors that affected the Fund during the 12 months ended July 31, 2007.

Q:   How did the Fund perform during the 12-months ending July 31, 2007?

A: For the 12 months ended July 31, 2007, Class A shares of Pioneer Government Income Fund produced a total return of 4.44% at net asset value. The Fund underperformed the 5.80% return of the Lehman Brothers Government Bond Index and the 5.60% return of the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, each for the same period. The Fund's coupon (stated rate of interest) selection and heavy concentration in mortgage-backed securities, as well as its relatively small position in longer-duration Treasury securities were responsible for the underperformance relative to the benchmarks. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) The Fund also underperformed the average 4.56% return generated by the 165 funds in Lipper's General U.S. Government Funds Category for the period. At the end of the period, the 30-day SEC yield for Class A shares was 3.92%. On July 31, 2007, the Fund held 361 issues, and the average credit quality of the portfolio was AAA.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares when redeemed, may be worth more or less than their original cost.

Q:   What was the investment backdrop like during the period?

A: At the outset of the fiscal year, economic growth moderated, interest rates were relatively low and the yield curve was slightly inverted, with yields on long-term securities below those of short-term securities. (The yield curve shows the relationship between

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     maturity lengths and yield.) In this environment, many investors focused on obtaining the highest yields possible, and they gravitated toward the riskiest, lower quality securities. After two quarters of relatively weak growth, gross domestic product (GDP) came in at a robust 3.4% annual rate in the second quarter of 2007. While the Federal Reserve Board (the Fed) kept the Federal funds rate - the rate banks charge each other for overweight loans - at 5.25%, the strong GDP showing resulted in a sharp run-up in market interest rates and a steepening of the yield curve, with long-term yields rising above short-term yields. While the economic environment remained positive, concerns about rising defaults in the subprime mortgage market began to influence investor sentiment. (Subprime mortgages are loans provided to less creditworthy borrowers.) Investors generally lost confidence in the riskiest investments, which had been market leaders for several quarters, and began to favor higher quality securities. This flight to quality benefited Treasury instruments, which outperformed all other asset classes.

Q:   How did you manage the Fund in this environment?

A: When Pioneer Government Income Fund and Pioneer America Income Trust Fund merged on November 10, 2006, the combined Fund had a substantial position in mortgage-backed securities issued exclusively by the Government National Mortgage Association (GNMA). Throughout the fiscal year, we reduced the GNMA position, and diversified the assets among other types of investments. We increased exposure to securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which were attractively valued and offered higher yields. We also purchased other government securities, such as those issued by the Private Export Funding Corporation (PEFCO) and the Federal Agricultural Mortgage Corporation (FARMER MAC). Because inflation did not appear to be a problem, we reduced exposure to Treasury Inflation Protected Securities (TIPS). On July 31, 2007, the portfolio was invested as follows: 79.7% in pass-through mortgages; 20.1% in Treasury and agency securities; and 0.2% in cash.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                            (continued)
--------------------------------------------------------------------------------

Q:   What influenced performance?

A: As interest rates fluctuated over the 12 months ending July 31, 2007, the portfolio's long-term Treasuries contributed to return; however, the Fund's deemphasis on the Treasury sector, relative to its benchmarks, held back results. Meanwhile, the emphasis in mortgage-backed securities, relative to the benchmarks, was also disappointing.

     While the overall inflation rate rose because of higher energy and other commodity prices, the core inflation rate, which excludes food and energy prices, declined slightly. As a result, investors appeared to believe that inflation would continue to decline to the Fed's comfort level in the one- to two-percent range. In this environment, the TIPS in the portfolio declined.

Q:   Was the Fund affected by the subprime mortgage problem?

A: We had no exposure to subprime mortgages during the fiscal year. However, the subprime mortgage problem had a spillover effect, including on mortgage-backed securities and agency debentures. Yields rose and prices declined on all mortgages, even those backed by U.S. government agencies. Throughout the fiscal year, we held only the highest quality mortgages, and the Fund's credit quality rating was maintained at AAA.

Q:   What is your outlook?

A: As we look ahead, we have a positive view for the government securities market. We believe the market can weather the subprime mortgage problem, as long as the Fed and other central banks continue to inject liquidity into the financial markets and credit lines remain open. Our overweight in mortgages reflects our view that the Fed would like to maintain the 5.25% Federal funds rate, but may be forced to lower rates to help sustain economic growth. This emphasis on mortgages and agency securities should benefit the portfolio, as we expect mortgage-backed securities to outperform Treasuries.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/07
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(as a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                          4.1%
1-3 years                                        11.2%
3-4 years                                        36.1%
4-6 years                                        27.8%
6-8 years                                        14.8%
8+  years                                         6.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(as a percentage of debt holdings)*

1.   Federal National Mortgage Association, 4.92%, 7/25/20        3.90%
2.   U.S. Treasury Notes, 6.375%, 8/15/27                         3.07
3.   Federal National Mortgage Association, 6.3%, 4/25/19         2.94
4.   U.S. Treasury Bonds, 7.25%, 5/15/16                          2.23
5.   Starwood Commercial Mortgage Trust, 6.92%, 2/3/14            1.95
6.   Meristar Commercial Mortgage Trust, 8.29%, 3/3/16            1.92
7.   Federal National Mortgage Association, 3.8%, 1/15/18         1.90
8.   Federal National Mortgage Association, 5.0%, 2/1/20          1.89
9.   U.S. Treasury Inflation Protected Security, 3.0%, 7/15/12    1.86
10.  U.S. Treasury Bonds, 4.25%, 11/15/13                         1.84

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class    7/31/07   7/31/06
------- --------- --------
    A     $9.24    $9.23
    B     $9.24    $9.22
    C     $9.25    $9.22
    Y     $9.25    $9.24

Class       12/10/06   11/10/06
----------- ---------- ---------
Investor      $9.40     $9.39

Class    2/1/07   11/10/06
------- -------- ---------
 R       $9.33     $9.39

Distributions Per Share
--------------------------------------------------------------------------------

                            8/1/06 - 7/31/07
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
Class              Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
 A                $0.3954          $ -             $ -
 B                $0.3213          $ -             $ -
 C                $0.3123          $ -             $ -
 Y                $0.4367          $ -             $ -
 Investor         $0.0395          $ -             $ -
 R                $0.0552          $ -             $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index, an unmanaged index that measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indexes.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2007)
                                       Net Asset    Public Offering
Period                                Value (NAV)     Price (POP)
 10 Years                                4.73%          4.24%
 5 Years                                 2.74           1.80
 1 Year                                  4.44          -0.21
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                         Gross           Net
                                         1.06%          1.06%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Government      Lehman Brothers      Lehman Brothers Fixed
            Income Fund       Government Bond Index   Rate Mortgage-Backed
                                                        Securities Index
7/97            9,550               10,000                  10,000
               10,273               10,835                  10,746
7/99           10,542               11,132                  11,045
               11,127               11,819                  11,755
7/01           12,379               13,226                  13,228
               13,240               14,362                  14,327
7/03           13,699               15,000                  14,694
               14,022               15,578                  15,446
7/05           14,401               16,262                  16,167
               14,510               16,463                  16,546
7/07           15,154               17,418                  17,473

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2007)
                                         If            If
Period                                  Held        Redeemed
Life-of-Class
(3/13/00)                               3.93%         3.93%
5 Years                                 1.95          1.95
1 Year                                  3.73         -0.27
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 6, 2006)
                                        Gross          Net
                                        1.94%         1.89%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Government      Lehman Brothers      Lehman Brothers Fixed
            Income Fund       Government Bond Index   Rate Mortgage-Backed
                                                        Securities Index
3/00           10,000               10,000                  10,000
               10,180               10,255                  10,291
7/01           11,235               11,475                  11,581
               11,929               12,461                  12,543
7/03           12,240               13,015                  12,865
               12,434               13,517                  13,523
7/05           12,690               14,110                  14,154
               12,670               14,285                  14,486
7/07           13,142               15,113                  15,297

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2007)
                                          If          If
Period                                   Held      Redeemed
Life-of-Class
(3/13/00)*                              3.93%        3.93%
5 Years                                 1.95         1.95
1 Year                                  3.74         3.74
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                         Gross        Net
                                         1.94%        1.94%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Government      Lehman Brothers      Lehman Brothers Fixed
            Income Fund       Government Bond Index   Rate Mortgage-Backed
                                                        Securities Index
3/00           10,000               10,000                  10,000
               10,180               10,255                  10,291
7/01           11,235               11,475                  11,581
               11,929               12,461                  12,543
7/03           12,240               13,015                  12,865
               12,434               13,517                  13,523
7/05           12,690               14,110                  14,154
               12,666               14,285                  14,486
7/07           13,140               15,113                  15,297

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2007)
                                          If          If
Period                                   Held      Redeemed
10 Years                                4.93%        4.93%
5 Years                                 3.00         3.00
1 Year                                  4.89         4.89
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                         Gross        Net
                                         0.75%        0.75%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Government      Lehman Brothers      Lehman Brothers Fixed
            Income Fund       Government Bond Index   Rate Mortgage-Backed
                                                        Securities Index
 7/97          10,000               10,000                  10,000
               10,758               10,835                  10,746
 7/99          11,050               11,132                  11,045
               11,703               11,819                  11,755
 7/01          13,025               13,226                  13,228
               13,952               14,362                  14,327
 7/03          14,457               15,000                  14,694
               14,820               15,578                  15,446
 7/05          15,258               16,262                  16,167
               15,423               16,463                  16,546
 7/07          16,178               17,418                  17,473

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2007 through July 31, 2007**

Share Class                  A              B              C              R              Y
----------------------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/07

Ending Account Value     $1,017.34      $1,013.68      $1,013.88      $  972.09      $1,018.75
(after expenses)
on 7/31/07**

Expenses Paid            $    5.90      $    9.44      $    9.59      $    5.54      $    3.35
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.89%, 1.92%, 0.85%, 2.44% and 0.67% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) (84/365 for Class R shares).
**  2/1/07 for Class R shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2007 through July 31, 2007**

Share Class                  A              B              C              R              Y
----------------------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/07

Ending Account Value     $1,019.66      $1,015.58      $1,013.46      $1,013.36      $1,021.93
(after expenses)
on 7/31/07**

Expenses Paid            $    5.60      $    9.70      $   11.82      $   11.93      $    3.31
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.89%, 1.92%, 0.85%, 2.44% and 0.67% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) (84/365 for Class R shares).
**  2/1/07 for Class R shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07
--------------------------------------------------------------------------------

    Principal
       Amount                                                                       Value
                ASSET BACKED SECURITY - 1.0%
                Utilities - 1.0%
                Independent Power Producer & Energy Traders - 1.0%
$1,867,238      New Valley Generation I, 7.299%, 3/15/19                     $  2,058,657
                                                                             ------------
                TOTAL ASSET BACKED SECURITY
                (Cost $2,088,808)                                            $  2,058,657
                                                                             ------------
                COLLATERALIZED MORTGAGE OBLIGATIONS - 16.3%
                Diversified Financials - 5.7%
                Investment Banking & Brokerage - 1.8%
 1,646,055      Morgan Stanley Dean Witter, 7.145%, 9/3/15                   $  1,689,644
 2,000,000      Morgan Stanley Dean Witter, 7.468%, 9/3/15                      2,135,963
                                                                             ------------
                                                                             $  3,825,607
                                                                             ------------
                Diversified Financial Services - 3.9%
 3,800,000      Meristar Commercial Mortgage Trust, 8.29%,
                  3/3/16                                                     $  4,031,287
   115,000      Morgan Stanley Dean Witter Capital I, 7.892%,
                  9/3/15                                                          124,204
 4,000,000      Starwood Commercial Mortgage Trust, 6.92%,
                  2/3/14                                                        4,103,761
                                                                             ------------
                                                                             $  8,259,252
                                                                             ------------
                Total Diversified Financials                                 $ 12,084,859
                                                                             ------------
                Government - 10.6%
   543,705      Federal Home Loan Bank, 4.75%, 10/25/10                      $    535,892
   112,601      Federal Home Loan Bank, 5.0%, 8/15/13                             112,346
 4,300,000      Federal National Mortgage Association, 3.8%,
                  1/15/18                                                       3,990,651
 8,400,000      Federal National Mortgage Association, 4.92%,
                  7/25/20                                                       8,215,801
 1,972,793      Federal National Mortgage Association, 6.0%,
                  12/15/21                                                      1,993,760
 6,008,856      Federal National Mortgage Association, 6.3%,
                  4/25/19                                                       6,180,186
   620,000      Federal National Mortgage Association, 6.52%,
                  7/25/16                                                         643,679


16    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount                                                                       Value
                Government - (continued)
$  750,000      Government National Mortgage Association, 4.5%,
                  7/20/34                                                    $    715,602
                                                                             ------------
                Total Government                                             $ 22,387,917
                                                                             ------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $34,906,313)                                           $ 34,472,776
                                                                             ------------
                CORPORATE BONDS - 3.3%
                Banks - 1.2%
                Diversified Banks - 1.2%
 2,500,000      Farmer Mac GTD, 5.125%, 4/19/17 (144A)                       $  2,438,250
                                                                             ------------
                Total Banks                                                  $  2,438,250
                                                                             ------------
                Diversified Financials - 1.9%
                Specialized Finance - 1.9%
   625,000      Private Export Funding, 4.55%, 5/15/15                            597,218
 2,500,000      Private Export Funding, 4.974%, 8/15/13                         2,481,978
 1,000,000      Private Export Funding, 6.07%, 4/30/11                          1,033,827
                                                                             ------------
                                                                             $  4,113,023
                                                                             ------------
                Total Diversified Financials                                 $  4,113,023
                                                                             ------------
                Utilities - 0.2%
                Independent Power Producer & Energy Traders - 0.2%
   645,788      New Valley Generation V, 4.929%, 1/15/21                     $    620,344
                                                                             ------------
                Total Utilities                                              $    620,344
                                                                             ------------
                TOTAL CORPORATE BONDS
                (Cost $7,268,220)                                            $  7,171,617
                                                                             ------------
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 78.9%
 1,223,838      Federal Home Loan Mortgage Corp., 4.0%,
                  4/1/08 - 11/1/13                                           $  1,188,815
 2,183,971      Federal Home Loan Mortgage Corp., 4.64%,
                  11/1/14                                                       2,097,476
 1,400,000      Federal Home Loan Mortgage Corp., 4.875%,
                  1/17/17                                                       1,349,215
 8,147,699      Federal Home Loan Mortgage Corp., 5.0%,
                  10/1/19 - 2/1/35                                              7,720,055


The accompanying notes are an integral part of these financial statements.    17

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

    Principal
       Amount                                                                       Value
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  400,000      Federal Home Loan Mortgage Corp., 5.375%,
                  5/18/16                                                    $    400,939
 4,615,380      Federal Home Loan Mortgage Corp., 5.5%,
                  8/1/08 - 1/1/35                                               4,480,529
 5,997,548      Federal Home Loan Mortgage Corp., 6.0%,
                  5/1/16 - 8/1/36                                               5,969,500
    86,770      Federal Home Loan Mortgage Corp., 6.5%,
                  5/1/31                                                           88,602
   633,654      Federal Home Loan Mortgage Corp., 7.0%,
                  3/1/14 - 10/1/46                                                653,016
 1,016,444      Federal National Mortgage Association, 4.0%,
                  9/1/20                                                          944,193
 2,644,067      Federal National Mortgage Association, 4.5%,
                  3/15/18 - 11/1/20                                             2,564,642
 5,723,498      Federal National Mortgage Association, 5.0%,
                  8/1/18 - 1/1/20                                               5,569,285
 3,539,615      Federal National Mortgage Association, 5.448%,
                  8/1/36                                                        3,533,364
 2,769,191      Federal National Mortgage Association, 5.5%,
                  1/1/35                                                        2,684,212
   392,279      Federal National Mortgage Association, 5.72%,
                  11/1/28 - 8/1/29                                                388,832
   657,732      Federal National Mortgage Association, 5.9%,
                  11/1/27 - 7/1/28                                                657,702
 8,168,020      Federal National Mortgage Association, 6.0%,
                  11/1/34 - 11/1/36                                             8,115,596
   594,110      Federal National Mortgage Association, 6.5%,
                  7/1/32                                                          604,759
   677,211      Federal National Mortgage Association, 7.0%,
                  10/1/19                                                         705,172
   243,781      Federal National Mortgage Association, 7.5%,
                  4/1/15 - 6/1/15                                                 251,324
   138,889      Federal National Mortgage Association, 8.0%,
                  7/1/15                                                          145,303


18   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount                                                                       Value
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$    8,063      Federal National Mortgage Association, 9.0%,
                  4/1/33                                                     $      8,483
 1,345,000      Financing Corp., 10.35%, 8/3/18                                 1,891,991
 4,794,216      Government National Mortgage Association, 4.5%,
                  4/15/18 - 6/15/34                                             4,523,863
10,186,960      Government National Mortgage Association, 5.0%,
                  5/15/18 - 11/16/46                                            9,871,806
 3,000,000      Government National Mortgage Association,
                  5.121%, 12/16/46                                              2,914,147
13,018,107      Government National Mortgage Association, 5.5%,
                  6/15/18 - 11/15/34                                           12,764,972
   542,888      Government National Mortgage Association,
                  5.72%, 10/15/28 - 5/20/29                                       537,145
27,350,310      Government National Mortgage Association, 6.0%,
                  3/15/19 - 9/15/35                                            27,421,342
 7,131,744      Government National Mortgage Association, 6.5%,
                  1/15/15 - 9/15/32                                             7,296,715
   402,117      Government National Mortgage Association,
                  6.75%, 4/15/26                                                  416,585
 2,665,489      Government National Mortgage Association, 7.0%,
                  8/15/11 - 4/15/32                                             2,783,372
 1,135,393      Government National Mortgage Association, 7.5%,
                  3/15/23 - 3/15/32                                             1,189,282
   322,128      Government National Mortgage Association, 8.0%
                  1/20/28 - 12/1/29                                               335,842
   222,007      Government National Mortgage Association,
                  8.25%, 5/15/20                                                  236,287
     3,812      Government National Mortgage Association, 8.5%,
                  8/15/21 - 2/15/23                                                 4,098
    47,087      Government National Mortgage Association, 9.0%,
                  10/15/16 - 6/15/22                                               50,602
    55,044      Government National Mortgage Association, 9.5%,
                  5/15/18 - 11/15/20                                               60,011
    76,376      Government National Mortgage Association,
                  10.0%, 1/15/19 - 3/15/20                                         85,303


The accompanying notes are an integral part of these financial statements.    19

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

    Principal
       Amount                                                                       Value
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  703,135      Government National Mortgage Association I,
                  6.5%, 11/15/31 - 9/15/32                                   $    719,434
   595,584      Government National Mortgage Association I,
                  7.0%, 8/15/23 - 4/15/31                                         622,095
   197,148      Government National Mortgage Association I,
                  7.5%, 8/15/29 - 3/15/31                                         206,804
 1,069,740      Government National Mortgage Association II,
                  5.0%, 12/20/18 - 2/20/19                                      1,040,842
 3,559,574      Government National Mortgage Association II,
                  5.5%, 7/20/19 - 11/20/34                                      3,489,837
   567,724      Government National Mortgage Association II,
                  5.9%, 11/20/27 - 7/20/28                                        566,146
 2,210,194      Government National Mortgage Association II,
                  6.0%, 7/20/17 - 10/20/33                                      2,216,701
 1,081,956      Government National Mortgage Association II,
                  6.5%, 1/20/24 - 3/20/34                                       1,105,096
   530,664      Government National Mortgage Association II,
                  7.0%, 12/20/08 - 11/20/31                                       552,782
   211,617      Government National Mortgage Association II,
                  7.5%, 5/20/30 - 12/20/30                                        220,788
   254,152      Government National Mortgage Association II,
                  8.0%, 5/20/25 - 5/20/30                                         268,885
    46,261      Government National Mortgage Association II,
                  9.0%, 9/20/21 - 11/20/24                                         49,740
 3,950,000      U.S. Treasury Bonds, 4.25%, 11/15/13                            3,862,669
 2,000,000      U.S. Treasury Bonds, 4.75%, 5/31/12                             2,012,188
 2,000,000      U.S. Treasury Bonds, 5.25%, 11/15/28                            2,066,406
 4,000,000      U.S. Treasury Bonds, 7.25%, 5/15/16                             4,697,188
 2,618,756      U.S. Treasury Inflation Protected Security, 1.875%,
                  7/15/15                                                       2,509,915
   785,640      U.S. Treasury Inflation Protected Security, 2.0%,
                  1/15/16                                                         757,161
     1,047      U.S. Treasury Inflation Protected Security, 2.375%,
                  4/15/11                                                           1,041


20   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal
        Amount                                                                      Value
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 3,815,889      U.S. Treasury Inflation Protected Security, 3.0%,
                   7/15/12                                                   $  3,916,651
  3,000,000      U.S. Treasury Notes, 4.25%, 11/15/14                           2,913,282
  1,000,000      U.S. Treasury Notes, 5.375%, 2/15/31                           1,055,703
  2,500,000      U.S. Treasury Notes, 5.5%, 8/15/28                             2,662,695
    250,000      U.S. Treasury Notes, 6.125%, 8/15/29                             287,751
  5,525,000      U.S. Treasury Notes, 6.375%, 8/15/27                           6,470,294
                                                                             ------------
                                                                             $166,776,471
                                                                             ------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $170,014,464)                                         $166,776,471
                                                                             ------------
                 TOTAL INVESTMENT IN SECURITIES - 99.5%
                 (Cost $214,277,805) (a)                                     $210,479,521
                                                                             ------------
                 OTHER ASSETS AND LIABILITIES - 0.5%                         $    957,860
                                                                             ------------
                 TOTAL NET ASSETS - 100.0%                                   $211,437,381
                                                                             ============

(a) At July 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $214,203,184 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost                        $ 1,094,654
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                         (4,818,317)
                                                                              -----------
       Net unrealized loss                                                    $(3,723,663)
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2007 aggregated $102,625,246 and $138,237,433, respectively.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $214,277,805)          $210,479,521
  Cash                                                       645,671
  Receivables -
    Fund shares sold                                          77,217
    Interest                                               1,506,557
  Other                                                       31,920
                                                        ------------
     Total assets                                       $212,740,886
                                                        ------------
LIABILITIES:
  Payables -
    Investment securities purchased                     $     31,382
    Fund shares repurchased                                  820,464
    Dividends                                                304,526
  Due to affiliates                                           61,261
  Accrued expenses                                            85,872
                                                        ------------
     Total liabilities                                  $  1,303,505
                                                        ------------
NET ASSETS:
  Paid-in capital                                       $232,929,983
  Undistributed net investment income                        355,511
  Accumulated net realized loss on investments           (18,049,829)
  Net unrealized loss on investments                      (3,798,284)
                                                        ------------
     Total net assets                                   $211,437,381
                                                        ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $108,625,001/11,761,183 shares)     $       9.24
                                                        ============
  Class B (based on $21,747,969/2,353,567 shares)       $       9.24
                                                        ============
  Class C (based on $19,666,124/2,126,593 shares)       $       9.25
                                                        ============
  Class Y (based on $61,398,287/6,638,115 shares)       $       9.25
                                                        ============
MAXIMUM OFFERING PRICE:
  Class A ($9.24 [divided by] 95.5%)                    $       9.68
                                                        ============


22   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/07

INVESTMENT INCOME:
  Interest                                               $10,001,540
                                                         -----------
     Total investment income                                              $10,001,540
                                                                          -----------
EXPENSES:
  Management fees                                        $   981,651
  Transfer agent fees and expenses
    Class A                                                  222,479
    Class B                                                   64,833
    Class C                                                   46,094
    Investor Class                                             5,204
    Class R                                                    2,233
    Class Y                                                    2,429
  Distribution fees
    Class A                                                  211,137
    Class B                                                  191,600
    Class C                                                  176,419
    Class R                                                      909
  Administrative reimbursements                               42,489
  Custodian fees                                              25,150
  Registration fees                                          102,024
  Professional fees                                           71,856
  Printing expense                                            47,325
  Fees and expenses of nonaffiliated trustees                  6,849
  Miscellaneous                                               22,964
                                                         -----------
     Total expenses                                                       $ 2,223,645
     Less management fees waived and expenses
       reimbursed by Advisor                                                  (20,768)
     Less fees paid indirectly                                                   (885)
                                                                          -----------
     Net expenses                                                         $ 2,201,992
                                                                          -----------
       Net investment income                                              $ 7,799,548
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                        $(1,898,658)
                                                                          -----------
  Change in net unrealized loss on investments                            $   329,662
                                                                          -----------
  Net loss on investments                                                 $(1,568,996)
                                                                          -----------
  Net increase in net assets resulting from operations                    $ 6,230,552
                                                                          ===========


The accompanying notes are an integral part of these financial statements.    23

Pioneer Government Income Fund
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Years Ended 7/31/07 and 7/31/06, respectively

                                                            Year Ended        Year Ended
                                                             7/31/07           7/31/06
FROM OPERATIONS:
Net investment income                                    $    7,799,548     $   4,918,225
Net realized loss on investments                             (1,898,658)       (2,282,961)
Change in net unrealized gain (loss) on investments             329,662        (1,624,402)
                                                         --------------     -------------
    Net increase in net assets resulting from
     operations                                          $    6,230,552     $   1,010,862
                                                         --------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.40 and $0.38 per share, respectively)    $   (3,618,245)    $    (596,494)
    Class B ($0.32 and $0.31 per share, respectively)          (668,344)         (162,636)
    Class C ($0.31 and $0.28 per share, respectively)          (590,500)           (1,808)
    Investor Class ($0.04 and $0.00 per share,
     respectively)                                             (130,240)                -
    Class R ($0.06 and $0.00 per share, respectively)            (4,890)                -
    Class Y ($0.44 and $0.41 per share, respectively)        (3,384,933)       (4,491,231)
Net realized gain:
    Class A ($0.00 and $0.11 per share, respectively)                 -          (194,036)
    Class B ($0.00 and $0.11 per share, respectively)                 -           (56,814)
    Class C ($0.00 and $0.11 per share, respectively)                 -              (109)
    Class Y ($0.00 and $0.11 per share, respectively)                 -        (1,225,477)
                                                         --------------     -------------
     Total distributions to shareowners                  $   (8,397,152)    $  (6,728,605)
                                                         --------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $   55,450,955     $  26,707,113
Shares issued in reorganization                             158,408,807                 -
Reinvestment of distributions                                 5,196,780         2,832,626
Cost of shares repurchased                                 (102,127,587)      (86,704,741)
                                                         --------------     -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $  116,928,955     $ (57,165,002)
                                                         --------------     -------------
    Net increase (decrease) in net assets                $  114,762,355     $ (62,882,745)
NET ASSETS:
Beginning of year                                            96,675,026       159,557,771
                                                         --------------     -------------
End of year                                              $  211,437,381     $  96,675,026
                                                         ==============     =============
Undistributed net investment income                      $      355,511     $      22,146
                                                         ==============     =============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

CLASS A                            '07 Shares      '07 Amount       '06 Shares      '06 Amount
Shares sold                         1,556,870    $  14,614,843         378,881     $   3,573,903
Shares issued in
  reorganization                    8,987,420       84,391,876               -                 -
Shares converted from
  Investor Class                    3,259,841       30,633,771               -                 -
Reinvestment of distributions         329,473        3,067,661          67,967           636,702
Less shares repurchased            (3,723,077)     (34,746,844)       (914,091)       (8,609,036)
                                   ----------    -------------        --------     -------------
    Net increase (decrease)        10,410,527    $  97,961,307        (467,243)    $  (4,398,431)
                                   ----------    -------------        --------     -------------
CLASS B
Shares sold                           641,400    $   6,013,183          74,595     $     691,832
Shares issued in
  reorganization                    2,477,517       23,239,108               -                 -
Reinvestment of distributions          55,126          513,530          15,533           145,414
Less shares repurchased            (1,278,997)     (11,909,882)       (270,413)       (2,540,255)
                                   ----------    -------------        --------     -------------
    Net increase (decrease)         1,895,046    $  17,855,939        (180,285)    $  (1,703,009)
                                   ==========    =============        ========     =============
CLASS C
Shares sold                         2,562,356    $  23,821,334          28,563     $     263,618
Shares issued in
  reorganization                    2,013,454       18,906,332               -                 -
Reinvestment of distributions          39,775          371,135              36               332
Less shares repurchased            (2,494,644)     (23,241,640)        (22,947)         (209,622)
                                   ----------    -------------        --------     -------------
    Net increase                    2,120,941    $  19,857,161           5,652     $      54,328
                                   ==========    =============        ========     =============
INVESTOR CLASS
Shares sold                             5,998    $      56,318               -     $           -
Shares issued in
  reorganization                    3,304,559       31,029,813               -                 -
Shares converted to Class A        (3,259,841)     (30,633,771)              -                 -
Reinvestment of distributions           8,321           78,463               -                 -
Less shares repurchased               (59,037)        (555,893)              -                 -
                                   ----------    -------------        --------     -------------
    Net decrease                            -    $     (25,070)              -     $           -
                                   ==========    =============        ========     =============
CLASS R
Shares sold                             5,130    $      48,177               -     $           -
Shares issued in
  reorganization                       89,636          841,678               -                 -
Reinvestment of distributions             265            2,488               -                 -
Less shares repurchased               (95,031)        (882,646)              -                 -
                                   ----------    -------------        --------     -------------
    Net increase                            -    $       9,697               -     $           -
                                   ==========    =============        ========     =============
CLASS Y
Shares sold                         1,165,696    $  10,897,100       2,336,077     $  22,177,760
Reinvestment of distributions         124,563        1,163,503         218,597         2,050,178
Less shares repurchased            (3,306,510)     (30,790,682)     (7,965,407)      (75,345,828)
                                   ----------    -------------      ----------     -------------
    Net decrease                   (2,016,251)   $ (18,730,079)     (5,410,733)    $ (51,117,890)
                                   ==========    =============      ==========     =============


The accompanying notes are an integral part of these financial statements.    25

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended
                                                                    7/31/07    7/31/06 (b)
CLASS A
Net asset value, beginning of period                               $   9.23      $  9.65
                                                                   --------      -------
Increase from investment operations:
 Net investment income                                             $   0.37      $  0.35
 Net realized and unrealized gain (loss) on investments                0.04        (0.28)
                                                                   --------      -------
  Net increase from investment operations                          $   0.41      $  0.07
Distributions to shareowners:
 Net investment income                                                (0.40)       (0.38)
 Net realized gain                                                        -        (0.11)
                                                                   --------      -------
Capital Contribution                                               $      -      $     -
                                                                   --------      -------
Redemption fee                                                     $      -      $     -
                                                                   --------      -------
Net increase (decrease) in net asset value                         $   0.01      $ (0.42)
                                                                   --------      -------
Net asset value, end of period                                     $   9.24      $  9.23
                                                                   ========      =======
Total return*                                                          4.44%        0.76%
Ratio of net expenses to average net assets+                           1.18%        1.06%
Ratio of net investment income to average net assets+                  3.89%        3.75%
Portfolio turnover rate                                                  54%          57%
Net assets, end of period (in thousands)                           $108,625      $12,462
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.18%        1.06%
 Net investment income                                                 3.89%        3.75%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.18%        1.06%
 Net investment income                                                 3.89%        3.75%

                                                                 Year Ended   Year Ended   Year Ended
                                                                   7/31/05      7/31/04      7/31/03
CLASS A
Net asset value, beginning of period                               $ 9.86       $ 10.05      $ 10.26
                                                                   ------       -------      -------
Increase from investment operations:
 Net investment income                                             $ 0.35       $  0.34      $  0.41
 Net realized and unrealized gain (loss) on investments             (0.09)        (0.11)       (0.05)
                                                                   ------       -------      -------
  Net increase from investment operations                          $ 0.26       $  0.23      $  0.36
Distributions to shareowners:
 Net investment income                                              (0.45)        (0.41)       (0.42)
 Net realized gain                                                  (0.03)        (0.01)       (0.15)
                                                                   -------      -------      -------
Capital Contribution                                               $ 0.01       $     -      $     -
                                                                   ------       -------      -------
Redemption fee                                                     $    -(a)    $     -      $     -
                                                                   ------       -------      -------
Net increase (decrease) in net asset value                         $(0.21)      $ (0.19)     $ (0.21)
                                                                   ------       -------      -------
Net asset value, end of period                                     $ 9.65       $  9.86      $ 10.05
                                                                   ======       =======      =======
Total return*                                                        2.70%         2.36%        3.47%
Ratio of net expenses to average net assets+                         1.01%         1.00%        1.01%
Ratio of net investment income to average net assets+                3.60%         3.48%        3.84%
Portfolio turnover rate                                                79%           39%          43%
Net assets, end of period (in thousands)                          $17,549       $16,943      $20,721
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.14%         1.23%        1.23%
 Net investment income                                               3.47%         3.25%        3.62%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        1.01%         1.00%        1.01%
 Net investment income                                               3.60%         3.48%        3.84%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                   7/31/07    7/31/06 (b)    7/31/05      7/31/04      7/31/03
CLASS B
Net asset value, beginning of period                               $  9.22      $  9.65      $ 9.85       $ 10.04      $ 10.26
                                                                   -------      -------      ------       -------      -------
Increase from investment operations:
 Net investment income                                             $  0.30      $  0.27      $ 0.28       $  0.27      $  0.33
 Net realized and unrealized gain (loss) on investments               0.04        (0.28)      (0.08)        (0.11)       (0.06)
                                                                   -------      -------      ------       -------      -------
  Net increase from investment operations                          $  0.34      $ (0.01)     $ 0.20       $  0.16      $  0.27
Distributions to shareowners:
 Net investment income                                               (0.32)       (0.31)      (0.38)        (0.34)       (0.34)
 Net realized gain                                                       -        (0.11)      (0.03)        (0.01)       (0.15)
                                                                   -------      -------      ------       -------      -------
Capital Contribution                                               $     -      $     -      $ 0.01       $     -      $     -
                                                                   -------      -------      ------       -------      -------
Redemption fee                                                     $     -      $     -      $    -(a)    $     -      $     -
                                                                   -------      -------      ------       -------      -------
Net increase (decrease) in net asset value                         $  0.02      $ (0.43)     $(0.20)      $ (0.19)     $ (0.22)
                                                                   -------      -------      ------       -------      -------
Net asset value, end of period                                     $  9.24      $  9.22      $ 9.65       $  9.85      $ 10.04
                                                                   =======      =======      ======       =======      =======
Total return*                                                         3.73%       (0.16)%      2.06%         1.58%        2.61%
Ratio of net expenses to average net assets+                          1.89%        1.94%       1.75%         1.75%        1.76%
Ratio of net investment income to average net assets+                 3.20%        2.89%       2.83%         2.73%        3.08%
Portfolio turnover rate                                                 54%          57%         79%           39%          43%
Net assets, end of period (in thousands)                           $21,748      $ 4,227      $6,165       $ 7,558      $10,228
Ratio with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         2.00%        1.94%       1.84%         1.98%        1.98%
 Net investment income                                                3.09%        2.89%       2.74%         2.50%        2.86%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         1.89%        1.94%       1.75%         1.75%        1.76%
 Net investment income                                                3.20%        2.89%       2.83%         2.73%        3.08%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


The accompanying notes are an integral part of these financial statements.    27

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         9/23/05
                                                     Year Ended            to
                                                       7/31/07         7/31/06 (a)
CLASS C
Net asset value, beginning of period                  $  9.22         $    9.65
                                                      -------         ---------
Increase from investment operations:
  Net investment income                               $  0.30         $    0.24
  Net realized and unrealized gain (loss)
   on investments                                        0.04             (0.28)
                                                      -------         ---------
   Net increase (decrease) from investment
     operations                                       $  0.34         $   (0.04)
Distributions to shareowners:
  Net investment income                                 (0.31)            (0.28)
  Net realized gain                                         -             (0.11)
                                                      -------         ---------
Net increase (decrease) in net asset value            $  0.03         $   (0.43)
                                                      -------         ---------
Net asset value, end of period                        $  9.25         $    9.22
                                                      =======         =========
Total return*                                            3.74%            (0.45)%(b)
Ratio of net expenses to average net assets+             1.92%             1.94%**
Ratio of net investment income to average
  net assets+                                            3.23%             3.25%**
Portfolio turnover rate                                    54%               57%
Net assets, end of period (in thousands)              $19,666         $      52
Ratio with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                           1.92%             1.94%**
  Net investment income                                  3.23%             3.25%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                           1.92%             1.94%**
  Net investment income                                  3.23%             3.25%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class C shares were first publicly offered on September 23, 2005
(b) Not annualized.


28   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            11/10/06 (a)
                                                                 to
                                                            12/10/06 (b)
INVESTOR CLASS
Net asset value, beginning of period                         $  9.39
                                                             -------
Increase from investment operations:
  Net investment income                                      $  0.03
  Net realized and unrealized gain on investments               0.02
                                                             -------
   Net increase from investment operations                   $  0.05
Distributions to shareowners:
  Net investment income                                        (0.04)
                                                             -------
Net increase in net asset value                              $  0.01
                                                             -------
Net asset value, end of period                               $  9.40
                                                             =======
Total return*                                                   0.53%***
Ratio of net expenses to average net assets+                    0.84%**
Ratio of net investment income to average net assets+           3.95%**
Portfolio turnover rate                                           54%***
Net assets, end of period (in thousands)                     $     -
Ratio with no reduction for fees paid indirectly:
  Net expenses                                                  0.84%**
  Net investment income                                         3.95%**

(a) Investor Class Shares were first publicly offered November 10, 2006.
(b) Investor Class Shares were converted to Class A shares on December 10,
    2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    29

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              11/10/06
                                                                 to
                                                             2/1/07 (a)
CLASS R
Net asset value, beginning of period                         $    9.39
                                                             ---------
Increase from investment operations:
  Net investment income                                      $    0.05
  Net realized and unrealized loss on investments                (0.05)
                                                             ---------
   Net increase from investment operations                   $       -
Distributions to shareowners:
  Net investment income                                          (0.06)
                                                             ---------
Net decrease in net asset value                              $   (0.06)
                                                             ---------
Net asset value, end of period                               $    9.33
                                                             =========
Total return*                                                    (0.04)%***
Ratio of net expenses to average net assets+                      2.44%**
Ratio of net investment income to average net assets+             2.68%**
Portfolio turnover rate                                             54%***
Net assets, end of period (in thousands)                     $       -
Ratio with no reduction for fees paid indirectly:
  Net expenses                                                    2.44%**
  Net investment income                                           2.68%**

(a) Class R Shares were first publicly offered November 10, 2006 and ceased operations on February 1, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratios assuming no reduction for fees paid indirectly.


30    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended
                                                                  7/31/07    7/31/06 (b)
CLASS Y
Net asset value, beginning of period                              $  9.24      $  9.66
                                                                  -------      -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.42      $  0.38
 Net realized and unrealized gain (loss) on investments              0.03        (0.28)
                                                                  -------      -------
  Net increase from investment operations                         $  0.45      $  0.10
Distributions to shareowners:
 Net investment income                                              (0.44)       (0.41)
 Net realized gain                                                      -        (0.11)
                                                                  -------      -------
Capital Contribution                                              $     -      $     -
                                                                  -------      -------
Redemption fee                                                    $     -      $     -
                                                                  -------      -------
Net increase (decrease) in net asset value                        $  0.01      $ (0.42)
                                                                  -------      -------
Net asset value, end of period                                    $  9.25      $  9.24
                                                                  =======      =======
Total return*                                                        4.89%        1.08%
Ratio of net expenses to average net assets+                         0.67%        0.75%
Ratio of net investment income to average net assets+                4.46%        4.07%
Portfolio turnover rate                                                54%          57%
Net assets, end of period (in thousands)                          $61,398      $79,933
Ratios with no waiver of management and assumption of
 expense by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                        0.67%        0.75%
 Net investment income                                               4.46%        4.07%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                        0.67%        0.75%
 Net investment income                                               4.46%        4.07%

                                                                  Year Ended    Year Ended   Year Ended
                                                                    7/31/05       7/31/04      7/31/03
CLASS Y
Net asset value, beginning of period                               $  9.86       $  10.05     $  10.26
                                                                   -------       --------     --------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.35       $   0.36     $   0.42
 Net realized and unrealized gain (loss) on investments              (0.07)         (0.11)       (0.05)
                                                                   -------       --------     --------
  Net increase from investment operations                          $  0.28       $   0.25     $   0.37
Distributions to shareowners:
 Net investment income                                               (0.46)         (0.43)       (0.43)
 Net realized gain                                                   (0.03)         (0.01)       (0.15)
                                                                   -------       --------     --------
Capital Contribution                                               $  0.01       $      -     $      -
                                                                   -------       --------     --------
Redemption fee                                                     $     -(a)    $      -     $      -
                                                                   -------       --------     --------
Net increase (decrease) in net asset value                         $ (0.20)      $  (0.19)    $  (0.21)
                                                                   -------       --------     --------
Net asset value, end of period                                     $  9.66       $   9.86     $  10.05
                                                                   =======       ========     ========
Total return*                                                         2.93%          2.51%        3.62%
Ratio of net expenses to average net assets+                          0.85%          0.85%        0.86%
Ratio of net investment income to average net assets+                 3.72%          3.63%        4.08%
Portfolio turnover rate                                                 79%            39%          43%
Net assets, end of period (in thousands)                           $135,844      $218,772     $253,447
Ratios with no waiver of management and assumption of
 expense by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.02%          1.13%        1.13%
 Net investment income                                                3.55%          3.35%        3.81%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.85%          0.85%        0.86%
 Net investment income                                                3.72%          3.63%        4.08%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


 The accompanying notes are an integral part of these financial statements.   31

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Government Income Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Class R shares were first publicly offered on November 10, 2006. As planned, on December 10, 2006 Investor Class shares were converted to Class A shares. Class R shares ceased operations on February 1, 2007. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Information regarding the Fund's

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At July 31, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                                (continued)
--------------------------------------------------------------------------------

     realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2007, the Fund reclassified $1,637,794 to increase undistributed net investment income, $1,526,846 to decrease paid in capital and $110,948 to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis

     The Fund has elected to defer $3,376,893 in capital losses realized between November 1, 2006 and July 31, 2007 to its fiscal year ending July 31, 2008.

     The Fund had a net capital loss carryforward of $14,649,880, of which the following amounts will expire between 2010 and 2015 if not utilized:
     $2,070,786 in 2010, $3,175,915 in 2011, $1,904,299 in 2012, $4,631,510 in
     2013, $401,844 in 2014 and $2,465,526 in 2015.

     The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 were as follows:

                                    2007            2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $8,397,152      $5,252,169
  Long-term capital gain                -       1,476,436
                               ----------      ----------
    Total                      $8,397,152      $6,728,605
                               ==========      ==========

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2007.

                                                    2007
--------------------------------------------------------------------------------
  Undistributed ordinary income               $    562,360
  Capital loss carryforward                    (14,649,880)
  Current year dividend payable                   (304,526)
  Current year post-October loss deferred       (3,376,893)
  Unrealized depreciation                       (3,723,663)
                                              ------------
    Total                                     $(21,492,602)
                                              ============

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $7,122 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2007.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned indirect subsidiary of UniCredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                                (continued)
--------------------------------------------------------------------------------

     custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the year ended July 31, 2007 was 0.50%.

Effective November 10, 2006 through December 1, 2008, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Class B expenses to 1.89% of the average daily net assets attributable to Class B shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2007, $20,872 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $38,511 in transfer agent fees payable to PIMSS at July 31, 2007.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,878 in distribution fees payable to PFD at July 31, 2007. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2007, CDSCs in the amount of $64,199 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2007, the Fund's expenses were reduced $885 under such arrangements.

6. Merger Information

On October 17, 2006, beneficial owners of Pioneer American Income Trust approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer American Income Trust's net assets in Class A, Class B, Class C, Investor Class and Class R for Pioneer Government Income Fund's shares, based on Pioneer Government Income Fund's Class A,

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                                (continued)
--------------------------------------------------------------------------------

Class B, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

---------------------------------------------------------------------------------------------
                       Pioneer Government         Pioneer America        Pioneer Government
                           Income Fund             Income Trust              Income Fund
                      (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
---------------------------------------------------------------------------------------------
Net Assets
Class A              $ 7,648,356                 $ 84,391,876             $ 92,040,232
Class B              $ 4,228,196                 $ 23,239,108             $ 27,467,304
Class C              $   194,246                 $ 18,906,332             $ 19,100,578
Investor Class       $         -                 $ 31,029,813             $ 31,029,813
Class R              $         -                 $    841,678             $    841,678
Class Y              $74,950,857                 $          -             $ 74,950,857
Total Net
Assets               $87,021,655                 $158,408,807             $245,430,462
Shares
 Outstanding
Class A                  814,202                    8,968,628                9,801,622
Class B                  450,631                    2,484,630                2,928,148
Class C                   20,685                    2,014,404                2,034,139
Investor Class                 -                    3,297,672                3,304,559
Class R                        -                       88,961                   89,636
Class Y                7,974,348                            -                7,974,348
Shares Issued
 in Reorganization
Class A                        -                            -                8,987,420
Class B                        -                            -                2,477,517
Class C                        -                            -                2,013,454
Investor Class                 -                            -                3,304,559
Class R                        -                            -                   89,636
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                        Unrealized         Accumulated
                                     Depreciation On         Loss On
                                       Closing Date        Closing Date
---------------------------------------------------------------------------------------------
  Pioneer American Income Trust      $(1,418,680)        $(15,628,135)
                                     ============        =============
---------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than July 29, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Government Income Fund

We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

[Signature of Ernst & Young LLP]


Boston, Massachusetts
September 17, 2007

Pioneer Government Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Position Held        Length of Service       Principal Occupation               Other Directorships
Name and Age               With the Fund        and Term of Office      During Past Five Years             Held by this Trustee
John F. Cogan, Jr. (81)*   Chairman of the      Trustee since 2005.     Deputy Chairman and a              None
                           Board, Trustee and   Serves until a          Director of Pioneer
                           President            successor trustee is    Global Asset Management
                                                elected or earlier      S.p.A. ("PGAM");
                                                retirement or removal.  Non-Executive Chairman
                                                                        and a Director of Pioneer
                                                                        Investment Management USA
                                                                        Inc. ("PIM-USA");
                                                                        Chairman and a Director
                                                                        of Pioneer; Chairman and
                                                                        Director of Pioneer
                                                                        Institutional Asset
                                                                        Management, Inc. (since
                                                                        2006); Director of
                                                                        Pioneer Alternative
                                                                        Investment Management
                                                                        Limited (Dublin);
                                                                        President and a Director
                                                                        of Pioneer Alternative
                                                                        Investment Management
                                                                        (Bermuda) Limited and
                                                                        affiliated funds;
                                                                        Director of PIOGLOBAL
                                                                        Real Estate Investment
                                                                        Fund (Russia) (until June
                                                                        2006); Director of
                                                                        Nano-C, Inc. (since
                                                                        2003); Director of Cole
                                                                        Management Inc. (since
                                                                        2004); Director of
                                                                        Fiduciary Counseling,
                                                                        Inc.; President and
                                                                        Director of Pioneer Funds
                                                                        Distributor, Inc. ("PFD")
                                                                        (until May 2006);
                                                                        President of all of the
                                                                        Pioneer Funds; and Of
                                                                        Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr
                                                                        LLP (counsel to PIM-USA
                                                                        and the Pioneer Funds)
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Position Held   Length of Service
Name, Age and Address          With the Fund   and Term of Office
David R. Bock (63)             Trustee         Trustee since 2005.
3050 K. Street NW,                             Serves until a
Washington, DC 20007                           successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)              Trustee         Trustee since 2005.
3509 Woodbine Street,                          Serves until a
Chevy Chase, MD 20815                          successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Trustee         Trustee since 2005.
1001 Sherbrooke Street West,                   Serves until a
Montreal, Quebec, Canada                       successor trustee is
H3A 1G5                                        elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name, Age and Address          Principal Occupation During Past Five Years                     Held by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company) (2004       Social Investment
Washington, DC 20007           - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                               merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                               President and Chief Financial Officer, Pedestal Inc.            finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                               Mortgage Trust (publicly
                                                                                               traded mortgage REIT)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)              President, Bush International, LLC (international financial     Director of Brady Corpora-
3509 Woodbine Street,          advisory firm)                                                  tion (industrial identifica-
Chevy Chase, MD 20815                                                                          tion and specialty coated
                                                                                               material products
                                                                                               manufacturer); Director of
                                                                                               Briggs & Stratton Co.
                                                                                               (engine manufacturer);
                                                                                               Director of UAL Corpora-
                                                                                               tion (airline holding
                                                                                               company) and Director of
                                                                                               Mantech International
                                                                                               Corporation (national
                                                                                               security, defense, and
                                                                                               intelligence technology
                                                                                               firm)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Founding Director, Vice-President and Corporate Secretary,      None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A 1G5
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Position Held   Length of Service
Name, Age and Address        With the Fund   and Term of Office
Thomas J. Perna (56)         Trustee         Trustee since 2006.
89 Robbins Avenue,                           Serves until a
Berkeley Heights, NJ 07922                   successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)     Trustee         Trustee since 2005.
200 State Street, 12th                       Serves until a
Floor, Boston, MA 02109                      successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)           Trustee         Trustee since 2005.
One North Adgers Wharf,                      Serves until a
Charleston, SC 29401                         successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                        Other Directorships
Name, Age and Address        Principal Occupation During Past Five Years                Held by this Trustee
Thomas J. Perna (56)         Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,           Vice President, The Bank of New York (financial and        Inc. (technology products
Berkeley Heights, NJ 07922   securities services) (1986 - 2004)                         for securities lending
                                                                                        industry)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)     President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th       Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Floor, Boston, MA 02109                                                                 (closed-end investment
                                                                                        company)
----------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)           President, John Winthrop & Co., Inc. (private investment   None
One North Adgers Wharf,      firm)
Charleston, SC 29401
----------------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Daniel K. Kingsbury (48)*    Executive Vice        Since March 2007.
                             President             Serves until a
                                                   successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age                 Principal Occupation During Past Five Years                  Held by this Trustee
Daniel K. Kingsbury (48)*    Director, CEO and President of Pioneer Investment            None
                             Management USA Inc.; Pioneer Investment Management,
                             Inc. and Pioneer Institutional Asset Management, Inc.
                             (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer
                             Global Asset Management S.p.A. (since March 2007);
                             Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal          None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since September
                             2003
----------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2004
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Position Held         Length of Service
Name and Age                  With the Fund         and Term of Office
Luis I. Presutti (42)         Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance      Since January 2007.
                              Officer               Serves at the
                                                    discretion of the Board
--------------------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age                  Principal Occupation During Past Five Years                  Held by this Trustee
Luis I. Presutti (42)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting,                   None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); and
                              Assistant Treasurer of all of the Pioneer Funds since
                              September 2003
----------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since December           None
                              2006 and of all the Pioneer Funds since January 2007;
                              Vice President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006);
                              Consultant, Fidelity Investments (February 2005 to
                              July 2005); Independent Consultant (July 1997 to
                              February 2005)
----------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              47

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48

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

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50

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

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52

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                  INSTITUTIONAL
                                  MONEY MARKET
                                      FUND

                                      IMMMU
                                  Ticker Symbol


                                     Annual
                                     Report

                                     7/31/07


                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           7

Performance Update                                                          8

Comparing Ongoing Fund Expenses                                            10

Schedule of Investments                                                    12

Financial Statements                                                       20

Notes to Financial Statements                                              27

Report of Independent Registered Public Accounting Firm                    33

Trustees, Officers and Service Providers                                   34

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending July 31, 2007, equity investors were generally rewarded as, despite a late-July decline, the Standard & Poor's 500 Index generated a return of 16% over that period, the Dow Jones Industrial Average returned 21%, and the NASDAQ Composite returned 22%. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE Developed Market Index returning 24% and the MSCI Emerging Markets Index returning 51% in the 12-month period.

The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% in the 12 months ending July 31, 2007, with returns comprising both coupon income and price gains linked to a modest decline in interest rates over the 12 months. The high-yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7%, reflecting its higher coupon yields and continuing investor confidence in the strength of the U.S. economy.

U.S. economic growth has slowed recently, but continuing growth at a moderate rate appears more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices and rising short-term interest rates. It also stemmed from the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown, therefore, was not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is "investor friendly."

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is pushing unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up," led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook and equity valuations continue to appear generally positive, although the current environment is plagued by fears that sub-prime mortgage problems will result in a systemic liquidity/credit crunch. While falling risk tolerances may depress asset prices in the short term, valuations appear reasonable if credit market problems do not spread to the broader economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.

Respectfully,

[Signature of Daniel K. Kingsbury]

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07
--------------------------------------------------------------------------------

Ever vigilant for inflationary pressures, the Federal Reserve Board (the Fed) held the Federal funds rate - the benchmark rate for overnight loans between banks - steady at 5.25% throughout Pioneer Institutional Money Market Fund's fiscal year, which ended on July 31, 2007. In the following interview, portfolio manager Seth Roman discusses the impact of this flat interest-rate environment on the portfolio and his efforts to maximize the Fund's income potential during the reporting period.

Q:  How did the Fund perform during its fiscal year?

A: For the 12 months ended July 31, 2007, the Fund's Class 1 shares had a total return of 5.24%. In comparison, the average return for the 361 Institutional Money Market Funds tracked by Lipper, Inc., the Fund's competitive universe, was 5.05% for the same period.

    The Fund's seven-day effective compound yield for Class 1 shares was 4.83% on July 31, 2007, compared with 4.73% at the start of the reporting period on August 1, 2006. The Fund's net asset value remained stable at $1.00 a share for the 12-month period.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment environment like during the reporting period?

A: Since the Fed's decision in August 2006 to hold the Federal funds rate steady until more data became available to clarify the economy's direction, central bank policymakers have been balancing the twin goals of fostering economic growth and preventing an acceleration in inflation. The U.S. economy is prospering - helped in large measure by strong global growth, particularly in China and Europe, which is boosting demand for U.S. products. The increased demand, in turn, is encouraging businesses to rebuild inventories.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    This development is helping to keep the unemployment rate historically low and supporting strong consumer spending, which accounts for more than two-thirds of economic growth. As a result, U.S. corporations, many of which have exposure to foreign markets, have seen consistently strong profits and rising stock prices.

    For much of this past spring, these positive developments overshadowed investor concerns about the slumping housing market, the uncertainty in the sub-prime mortgage market, and high energy costs. However, stronger growth carries an increased risk of higher inflation, particularly in the form of rising wages. We think the ever-vigilant Fed will continue to monitor that closely as well as other measures of inflationary pressure.

Q:  What was your investment approach during the period?

A: Given the positive economic growth and the inherent risk of higher interest rates, we believed that the best course of action in managing the Fund was to keep the duration relatively short - within the 40- to 50-day range. (Duration is a measure of price sensitivity to changes in interest rates. Portfolios with shorter durations tend to be less sensitive to the changes, while those with longer durations tend to be more sensitive.) We believe the strategy had the added benefit of keeping the portfolio more flexible to capture higher yields when opportunities presented themselves. The Fund's average days to maturity rose from 37 days at the beginning of the fiscal year on August 1, 2006, to 49 days on July 31, 2007.

    We continue primarily to invest the Fund's assets in the highest-quality money market instruments available, including securities issued by the U.S. government, corporations and banks. All issues tend to have the highest ratings from the two nationally recognized ratings organizations:
    A1 by Standard & Poor's Investor Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Fund shares.)

Q:  What is your investment outlook?

A: In the weeks following the close of the fiscal year, the financial markets experienced increased volatility due to the shakeout in the U.S. mortgage and housing markets, as well as to fears that the correction would weaken economic growth and end the six-year

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                              (continued)
--------------------------------------------------------------------------------

    expansion. By extension, there were concerns about a credit crunch, in which banks and investors stop lending - thereby effectively eliminating the capital needed for businesses to grow.

    In an effort to restore confidence in the markets, the Fed reduced the discount rate on August 17th. The discount rate, which directly affects what banks pay to borrow, is one of several tools that the Fed has to influence interest rates and the money supply. By taking this action, the Fed appears to have shifted its primary concern from fighting inflation to stabilizing markets and supporting growth. As of this writing, many investors expect the Fed may cut short-term interest rates before the end of the year. The Federal Reserve Board will meet again on September 18.

    In this transitional environment - one in which the Fed may reduce the Federal funds rate, we may take steps to extend the average days to maturity in an effort to lock in the higher yields currently available. Regardless of the Fed's course, however, we think the Fund's investments in high-quality money-market instruments will stand it in good stead in all market conditions - protecting principal while delivering attractive levels of income.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Temporary Cash Investments                                           55.2%
U.S. Corporate Bonds                                                 38.7%
Municipal Bonds                                                       3.3%
Mutual Fund                                                           1.8%
Collateralized Mortgage Obligations                                   0.8%
U.S. Government Securities                                            0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.  American International Group Funding, 5.33%, 8/1/07              3.05%
 2.  DZ Bank AG Grand Cayman, 5.35%, 8/1/07 (144A)                    3.05
 3.  BNP Paribas, Floating Rate Note, 3/26/08 (144A)                  2.64
 4.  UBS Finance LLC, 5.32%, 8/1/07                                   2.39
 5.  Banco Bilbao Vizcaya, 5.45%, 8/1/07 (144A)                       1.99
 6.  JP Morgan Chase & Co., Floating Rate Note, 5/15/08               1.71
 7.  Goldman Sachs Group, Inc., Floating Rate Note, 10/5/07           1.49
 8.  Met Life Global Funding, Inc., Floating Rate Note, 11/9/07
     (144A)                                                           1.46
 9.  Wells Fargo & Co., Floating Rate Note, 9/28/07                   1.43
10.  HBOS Treasury Services Plc, 5.42%, 6/18/08                       1.42

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share                   7/31/07                7/31/06
   Class 1 Shares                           $1.00                  $1.00
   Class 2 Shares                           $1.00                  $1.00
   Class 3 Shares                           $1.00                  $1.00

Distributions Per Share
--------------------------------------------------------------------------------

                       Net Investment       Short-Term             Long-Term
(8/1/06 - 7/31/07)     Income               Capital Gains          Capital Gains
   Class 1 Shares      $0.0513              $  -                   $  -
   Class 2 Shares      $0.0488              $  -                   $  -
   Class 3 Shares      $0.0463              $  -                   $  -

Yields*
--------------------------------------------------------------------------------

                                 7-Day Annualized              7-Day Effective**
   Class 1 Shares                     5.09%                         5.22%
   Class 2 Shares                     4.84%                         4.96%
   Class 3 Shares                     4.59%                         4.70%

*  Please contact Pioneer to obtain the Fund's current 7-day yields.
** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class 1 shares 3.66%, Class 2 shares 3.41% and Class 3 shares 3.15%.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07
--------------------------------------------------------------------------------

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated 11/06/06)

                                           Gross                           Net
   Class 1 Shares                          0.33%                          0.25%
   Class 2 Shares                          0.55%                          0.50%
   Class 3 Shares                          0.80%                          0.75%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/08 for Classes 1, 2, and 3 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligations Money Market Fund on September 23, 2005. The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor AmSouth Institutional Prime Obligations Money Market Fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from February 1, 2007 through July 31, 2007.

Share Class                             1              2              3
-------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00
On 2/1/07
Ending Account Value              $1,025.53      $1,024.30      $1,023.06
On 7/31/07
Expenses Paid During Period*      $    1.21      $    2.46      $    3.71

* Expenses are equal to the Fund's annualized expense ratio of 0.24%, 0.49% and 0.74% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2007 through July 31, 2007.

Share Class                             1              2              3
-------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00
On 2/1/07
Ending Account Value              $1,023.60      $1,022.36      $1,021.12
On 7/31/07
Expenses Paid During Period*      $    1.20      $    2.46      $    3.71

* Expenses are equal to the Fund's annualized expense ratio of 0.24%, 0.49% and 0.74% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07
--------------------------------------------------------------------------------

                                S&P/
                 Floating      Moody's
   Principal     Rate (b)      Ratings
    Amount     (unaudited)   (unaudited)                                                         Value
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                            Banks - 0.9%
                                            Thrifts & Mortgage Finance - 0.9%
 $ 6,126,454          5.32   AAA/Aaa        Federal Home Loan Mortgage Corp.,
                                            Multifamily VRD Certificate, 1/15/42          $  6,126,454
                                                                                          ------------
                                            Total Banks                                   $  6,126,454
                                                                                          ------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $6,126,454)                             $  6,126,454
                                                                                          ------------
                                            CORPORATE BONDS - 39.0%
                                            Capital Goods - 1.4%
                                            Industrial Conglomerates - 1.4%
     500,000          5.45   AAA/AAA        General Electric Capital Corp., 10/17/07      $    500,170
   9,500,000          5.42   AAA/AAA        General Electric Capital Corp., 1/3/08           9,504,259
                                                                                          ------------
                                                                                          $ 10,004,429
                                                                                          ------------
                                            Total Capital Goods                           $ 10,004,429
                                                                                          ------------
                                            Banks - 14.1%
                                            Diversified Banks - 13.9%
   3,900,000          5.49   A/AA3          Banco Bilbao Vizcaya PR, 9/21/07 (144A)       $  3,900,816
   3,000,000          5.31   A+/AA3         Bank of Ireland, 1/18/08 (144A)                  3,000,000
   6,075,000                 NR/AA1         Barclays Bank NY Plc, 5.41%, 6/2/08              6,075,000
  18,500,000          5.31   AA/AA1         BNP Paribas, 3/26/08 (144A)                     18,500,020
   5,000,000          5.35   AA-/AA1        Credit Agricole, 4/23/07 (144A)                  5,000,000
   4,120,000          5.32   AAA/AAA        RaboBank Nederland, 3/14/08 (144A)               4,120,000
   1,945,000          5.33   AA-/AAA        Royal Bank of Canada, 3/20/08                    1,944,872
   6,000,000          5.29   NR/NR          Royal Bank of Canada, 6/6/08 (144A)              6,000,000
   7,380,000          5.37   AA/AAA         Royal Bank of Scotland Plc, 4/11/08 (144A)       7,382,228
   6,000,000          5.32   AA-/AA1        Royal Bank of Scotland Plc, 6/6/08 (144A)        6,000,000
   3,100,000          5.41   AA/AAA         Royal Bank of Scotland Plc, 7/21/08 (144A)       3,102,345
   3,720,000          5.25   AA-/AA1        US Bank NA, 2/8/08                               3,719,276
     190,000                 AA+/Aa1        US Bank, 4.4%, 8/15/08                             188,310
   1,185,000          5.43   A+/AA3         Wachovia Corp., 11/8/07                          1,185,317
   2,870,000                 AA-/Aa3        Wachovia Corp., 3.5%, 8/15/08                    2,814,898
   3,800,000          5.28   AA+/AA1        Wells Fargo & Co., 4/18/07                       3,800,000
  10,000,000          5.42   AA+/AA1        Wells Fargo & Co., 9/28/07                      10,001,862
   4,300,000          5.38   AA+/AA1        Wells Fargo & Co., 1/2/08                        4,301,789
   3,260,000          5.33   AA+/AA1        Wells Fargo & Co., 7/14/08 (144A)                3,262,060
   4,175,000          5.30   AA/AA1         Westpac Banking, 12/6/07 (144A)                  4,175,000
                                                                                          ------------
                                                                                          $ 98,473,793
                                                                                          ------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            Regional Banks - 0.2%
 $ 1,500,000          5.43   AA/AA3         HSBC Bank USA, 9/21/07                        $  1,500,187
     425,000          5.43   AA-/AA3        Suntrust Bank Atlanta, 4/2/08                      425,286
                                                                                          ------------
                                                                                          $  1,925,473
                                                                                          ------------
                                            Total Banks                                   $100,399,266
                                                                                          ------------
                                            Diversified Financials - 20.0%
                                            Consumer Finance - 1.9%
     200,000          5.40   A+/AA3         American Express, 11/21/07                    $    200,073
     400,000          5.42   A+/AA3         American Express, 3/5/08                           400,305
   5,000,000          5.32   A+/AA3         American Express, 3/20/08                        5,000,000
   4,880,000          5.30   A+/A1          National Rural Utilities, 7/3/08                 4,878,839
   2,770,000          5.33   A/A2           SLM Corp., 4/18/08 (144A)                        2,770,069
                                                                                          ------------
                                                                                          $ 13,249,286
                                                                                          ------------
                                            Diversified Capital Markets - 0.2%
   1,645,000                 AA-/AA1        Credit Suisse First Boston, 5.4%, 12/21/07    $  1,644,858
                                                                                          ------------
                                            Investment Banking & Brokerage - 9.1%
   2,900,000          5.96   A+/A1          Bear Stearns Co., Inc., 9/27/07               $  2,902,761
   6,800,000          5.96   A+/A1          Bear Stearns Co., Inc., 2/4/08                   6,804,431
     350,000          5.46   AA-/AA1        Credit Suisse First Boston USA, Inc.,
                                              6/3/08                                           350,404
   6,707,000          5.47   AA-/AA1        Credit Suisse First Boston, 6/2/08               6,715,197
  10,475,000          5.49   AA-/AA3        Goldman Sachs Group, Inc., 10/5/07              10,477,641
   1,000,000          5.79   AA-/AA3        Goldman Sachs Group, Inc., 2/26/08               1,002,643
   1,000,000          5.49   AA-/AA3        Merrill Lynch & Co., Inc., 10/19/07              1,000,349
   3,100,000          5.39   AA-/AA3        Merrill Lynch & Co., Inc., 2/14/08               3,101,045
   4,000,000          5.30   AA-/AA3        Merrill Lynch & Co., Inc., 3/24/08               4,000,000
   4,250,000          5.43   AA-/AA3        Merrill Lynch & Co., Inc., 6/16/08               4,254,756
   1,500,000          5.33   AA-/AA3        Merrill Lynch & Co., Inc., 3/14/08               1,500,000
   6,300,000          5.48   A+/AA3         Morgan Stanley, 11/9/07                          6,302,643
   3,050,000          5.49   A+/AA3         Morgan Stanley, 1/18/08                          3,052,311
   7,000,000          5.39   A+/AA3         Morgan Stanley, 4/25/08                          7,002,642
   6,000,000          5.41   A+/AA3         Morgan Stanley, 7/25/08                          6,007,043
                                                                                          ------------
                                                                                          $ 64,473,866
                                                                                          ------------
                                            Multi-Sector Holding - 0.9%
   6,370,000                 A-1+/AA1       Syenska Handelsbanken AB, 5.29%,
                                              3/13/07 (144A)                              $  6,370,000
                                                                                          ------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                      (continued)
--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            Diversified Financial Services - 7.3%
 $ 3,080,000          5.36   A/A2           Caterpillar Financial Services, 4/17/08       $  3,080,620
   7,500,000          5.40   AA/AA1         Citigroup Global Markets, 3/7/08                 7,503,531
   6,620,000          5.42   AA/AA1         Citigroup, Inc., 11/1/07                         6,621,789
   6,865,000          5.41   AA/AA1         Citigroup, Inc., 5/2/08                          6,869,536
   4,900,000          5.43   AA-/AA3        JP Morgan Chase & Co., 1/25/08                   4,902,509
  12,000,000          5.54   AA-/AAA        JP Morgan Chase & Co., 5/15/08                  12,020,368
   3,290,000          5.39   A+/AA3         JP Morgan Chase & Co., 6/5/09                    3,292,300
   7,385,000          5.79   AA/AA1         MBNA Corp., 5/5/08                               7,410,510
                                                                                          ------------
                                                                                          $ 51,701,163
                                                                                          ------------
                                            Specialized Finance - 0.6%
   1,725,000          5.59   A/A2           Citigroup, Inc., 9/20/07                      $  1,725,605
   2,300,000          5.60   A/A2           Citigroup, Inc., 11/23/07                        2,301,764
                                                                                          ------------
                                                                                          $  4,027,369
                                                                                          ------------
                                            Total Diversified Financials                  $141,466,542
                                                                                          ------------
                                            Insurance - 3.5%
                                            Life & Health Insurance - 2.9%
   2,000,000          5.43   AA/AA3         Met Life Global Funding, Inc., 2/28/08
                                              (144A)                                      $  2,000,030
   3,400,000          5.41   AA/AA2         Met Life Global Funding, Inc., 8/14/08
                                              (144A)                                         3,404,413
   4,765,000          5.43   AA/AA3         Met Life Global Funding, Inc., 10/5/07
                                              (144A)                                         4,765,564
  10,240,000          5.34   AA/AA3         Met Life Global Funding, Inc., 11/9/07
                                              (144A)                                        10,241,260
                                                                                          ------------
                                                                                          $ 20,411,267
                                                                                          ------------
                                            Multi-Line Insurance - 0.6%
   4,110,000          5.48   A+/A1          American General Finance, 1/18/08             $  4,112,738
                                                                                          ------------
                                            Total Insurance                               $ 24,524,005
                                                                                          ------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $276,394,242)                           $276,394,242
                                                                                          ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
 $ 1,485,000                 AAA/Aaa        Federal National Mortgage Association,
                                              5.3%, 1/8/08                                $  1,485,000
                                                                                          ------------
                                            TOTAL U.S. GOVERNMENT & AGENCY
                                            OBLIGATIONS
                                            (Cost $1,485,000)                             $  1,485,000
                                                                                          ------------
                                            MUNICIPAL BONDS - 3.3%
                                            Government - 1.4%
   2,320,000          5.38   AA/Aa3         Mississippi State Series B General,
                                              11/1/28                                     $  2,320,000
   1,390,000          5.39   AAA/NR         Southern Ute Indian Tribe, 1/1/27                1,390,000
   2,045,000          5.34   AA/AA1         Texas State Tax & Revenue Anticipation,
                                              12/1/27                                        2,045,000
   4,090,000          5.34   AA/AA1         Texas State Var-Ref-Taxable, 12/1/26             4,090,000
                                                                                          ------------
                                                                                          $  9,845,000
                                                                                          ------------
                                            Muni Development - 1.0%
   7,000,000          5.32   NR/Aa1         Nassau County NY Industrial Development,
                                              11/1/14                                     $  7,000,000
                                                                                          ------------
                                            Muni Medical - 0.4%
   3,000,000          5.35   NR/Aa1         Massachusetts Health & Educational
                                              Facilities, 7/1/36                          $  3,000,000
                                                                                          ------------
                                            Muni Single Family Housing - 0.5%
   3,770,000          5.32   AAA/Aaa        Iowa Finance Authority Revenue, 7/1/37        $  3,770,000
                                                                                          ------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $23,615,000)                            $ 23,615,000
                                                                                          ------------
                                            TEMPORARY CASH INVESTMENTS - 55.1%
                                            Commercial Paper - 55.1%
   2,990,000                 NR/NR          Abbey National Plc, 5.07%, 10/2/07            $  2,963,892
   3,410,000                 NR/NR          Abbey National Plc, 5.265%, 9/14/07              3,388,119
     200,000                 NR/NR          Abbey National Treasury Service, 5.26%,
                                              8/6/07                                           199,854
   3,050,000                 NR/AA3         Abbey National Treasury Service, 5.27%,
                                              8/23/07                                        3,049,921
   6,800,000                 AA-/AA2        Abn Amro Bank NV, 5.36%, 1/10/08                 6,800,298
   6,000,000                 NR/NR          Alliance & Leicester Plc, 5.22%, 8/28/07
                                              (144A)                                         5,976,533
   3,000,000                 NR/NR          Alliance & Leicester Plc, 5.23%, 8/10/07
                                              (144A)                                         2,996,077
   4,990,000                 NR/NR          Alliance & Leicester Plc, 5.23%, 11/6/07
                                              144A                                           4,919,883


The accompanying notes are an integral part of these financial statements.    15

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                      (continued)
--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            Commercial Paper - (continued)
 $ 3,400,000                 NR/NR          Alliance & Leicester Plc, 5.25%, 10/26/07
                                              (144A)                                      $  3,357,358
   6,200,000                 NR/NR          Alliance & Leicester Plc, 5.32%, 9/5/07          6,200,000
  21,410,000                 A1+/P1         American International Group Funding,
                                              5.33%, 8/1/07                                 21,410,000
   6,000,000                 NR/NR          Anglo Irish Bank, Inc., 5.19%, 3/4/08
                                              (144A)                                         5,813,160
   6,000,000                 NR/NR          Anglo Irish Bank, Inc., 5.23%, 3/5/08
                                              (144A)                                         5,810,849
   6,655,000                 NR/NR          Banco Bilbao Vizcaya, 5.25%, 9/10/07
                                              (144A)                                         6,616,179
   3,400,000                 NR/NR          Banco Bilbao Vizcaya, 5.25%, 10/22/07
                                              (144A)                                         3,359,342
   6,525,000                 NR/NR          Banco Bilbao Vizcaya, 5.26%, 10/10/07
                                              (144A)                                         6,458,264
  14,000,000                 NR/NR          Banco Bilbao Vizcaya, 5.45%, 8/1/07
                                              (144A)                                        14,000,000
   6,000,000                 AA-/Aa2        Bank of America Corp., 5.17%, 9/5/07             5,969,842
   6,200,000                 AA-/Aa2        Bank of America Corp., 5.21%, 8/7/07             6,194,617
   1,900,000                 AA-/Aa2        Bank of America Corp., 5.26%, 10/4/07            1,882,233
   5,900,000                 A+/Aa3         Bank of Ireland, 5.17%, 10/12/07 (144A)          5,838,995
   1,000,000                 A+/Aa3         Bank of Ireland, 5.25%, 8/28/07 (144A)             996,062
   8,680,000                 A+/Aa3         Bank of Ireland, 5.25%, 11/8/07 (144A)           8,556,048
   1,520,000                 A+/Aa3         Bank of Ireland, 5.255%, 9/4/07 (144A)           1,512,456
   5,000,000                 NR/AA1         Barclays Bank Plc, 5.32%, 10/24/07               5,000,000
   1,600,000                 NR/NR          Barclays U.S. Funding Corp., 5.25%,
                                              9/26/07                                        1,586,908
   1,296,000                 NR/NR          Barclays U.S. Funding Corp., 5.265%,
                                              8/29/07                                        1,290,693
   4,720,000                 NR/NR          Bayerische Landesbank NY, 5.33%,
                                              11/20/07                                       4,720,064
     290,000                 NR/NR          BNP Paribas Financial, Inc., 5.2%,
                                              10/23/07                                         286,523
   6,800,000                 NR/NR          CBA Delaware, Inc., 5.23%, 10/29/07              6,712,078
   1,925,000                 NR/NR          CBA Delaware, Inc., 5.25%, 9/10/07               1,913,771
   1,900,000                 NR/NR          CBA Delaware, Inc., 5.26%, 9/12/07               1,888,334
   1,000,000                 NR/NR          CBA Delaware, Inc., 5.27%, 9/28/07                 991,526
   6,775,000                 A/A1           Citi Group, 5.25%, 10/12/07 (144A)               6,703,862
   3,525,000                 NR/NR          Citibank NA, 5.31%, 11/1/07                      3,525,000
   6,000,000                 AA-/AA2        Credit Agricole SA, 5.305%, 11/7/07              6,000,055


16   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            Commercial Paper - (continued)
 $ 6,000,000                 A-1+/P-1       Danske Corp., 5.14%, 9/4/07 (144A)            $  5,970,874
   6,000,000                 A-1+/P-1       Danske Corp., 5.165%, 10/30/07                   5,922,525
     225,000                 A-1+/P-1       Danske Corp., 5.24%, 10/12/07 (144A)               222,642
     700,000                 A-1+/P-1       Danske Corp., 5.30%, 8/20/07 (144A)                698,042
   6,200,000                 AA-/AA3        Depfa Bank Plc, 5.31%, 9/5/07                    6,200,000
   1,550,000                 A-1+/P-1       Depfa Bank Plc, 5.235%, 8/9/07 (144A)            1,548,197
   6,000,000                 AA-/AA3        Depfa Bank Plc, 5.32%, 10/26/07                  6,000,000
   6,120,000                 NR/AA1         Deutsche Bank, 5.31%, 10/10/07                   6,120,000
   3,230,000                 NR/AA1         Deutsche Bank, 5.34%, 4/14/08                    3,230,000
   5,555,000                 NR/NR          Deutsche Bank, 5.37%, 10/12/07                   5,555,000
   3,035,000                 NR/AA1         Deutsche Bank, 5.37%, 5/22/08                    3,035,000
   2,750,000                 NR/AA1         Deutsche Bank, 5.4%, 1/9/08                      2,750,000
   3,400,000                 NR/AA1         Deutsche Bank, 5.4%, 7/28/08                     3,400,000
   3,320,000                 A-1+/P-1       Dexia Delaware LLC, 5.24%, 9/6/07                3,302,596
   1,000,000                 A-1+/P-1       Dexia Delaware LLC, 5.28%, 8/8/07                  998,973
   5,600,000                 NR/NR          Dresner U.S. Finance, Inc., 5.205%,
                                              8/21/07                                        5,583,807
     229,000                 NR/NR          Dresner U.S. Finance, Inc., 5.275%, 8/6/07         228,832
   3,325,000                 NR/NR          DZ Bank AG Grand Cayman, 5.24%,
                                              9/12/07 (144A)                                 3,304,673
  21,410,000                 NR/NR          DZ Bank AG Grand Cayman, 5.35%, 8/1/07
                                              (144A)                                        21,410,000
   4,510,000                 A-1+/P-1       Fortis Banque Luxemburg, 5.26%, 9/4/07           4,487,595
   6,000,000                 A-1+/P-1       General Electric Capital Corp., 5.19%,
                                              8/20/07                                        5,983,565
  10,000,000                 AA/Aa2         HBOS Treasury Services Plc, 5.42%,
                                              6/18/08                                        9,997,476
   4,165,000                 NR/NR          HBOS Treasury Services Plc, 5.245%,
                                              10/12/07                                       4,121,309
     863,000                 AA/Aa2         HBOS Treasury Services Plc, 5.255%,
                                              8/24/07                                          860,102
  10,000,000                 NR/NR          ING Funding LLC, 5.24%, 9/14/07                  9,935,956
   2,000,000                 A-1+/P-1       Rabobank USA Financial Corp., 5.34%,
                                              8/1/07                                         2,000,000
   2,400,000                 NR/NR          Societe Generale North America, 5.155%,
                                              11/14/07                                       2,363,915
   6,000,000                 NR/NR          Societe Generale North America, 5.165%,
                                              11/7/07                                        5,915,638
   3,325,000                 NR/NR          Societe Generale North America, 5.185%,
                                              2/8/08                                         3,233,532


The accompanying notes are an integral part of these financial statements.    17

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                      (continued)
--------------------------------------------------------------------------------

                                 S&P/
                  Floating      Moody's
   Principal      Rate (b)      Ratings
    Amount      (unaudited)   (unaudited)                                                        Value
                                            Commercial Paper - (continued)
 $ 3,360,000                 NR/NR          Societe Generale North America, 5.23%,
                                              11/9/07                                     $  3,311,187
   5,980,000                 NR/NR          Societe Generale North America, 5.235%,
                                              11/5/07                                        5,897,676
   4,130,000                 NR/NR          Societe Generale North America, 5.25%,
                                              9/4/07                                         4,109,522
   3,200,000                 NR/NR          Societe Generale North America, 5.26%,
                                              9/27/07                                        3,173,349
   7,140,000                 NR/NR          Societe Generale North America, 5.34%,
                                              8/1/07                                         7,140,000
   6,000,000                 A-1+/P-1       Toyota Motor Credit Corp., 5.09%,
                                              11/23/07                                       5,903,289
   6,170,000                 A-1+/P-1       Toyota Motor Credit Corp., 5.195%,
                                              8/13/07                                        6,159,316
   3,420,000                 NR/NR          UBS Finance LLC, 5.205%, 12/12/07                3,354,235
  16,790,000                 NR/NR          UBS Finance LLC, 5.32%, 8/1/07                  16,790,000
   6,000,000                 NR/NR          UBS Finance LLC, 5.19%, 8/10/07                  5,992,215
   6,000,000                 NR/NR          UBS Finance LLC, 5.235%, 8/9/07                  5,993,020
   1,316,000                 NR/NR          UBS Finance LLC, 5.245%, 9/7/07                  1,308,906
   6,000,000                 NR/NR          Westpac Banking Corp., 5.2%, 8/1/07
                                              (144A)                                         6,000,000
   6,300,000                 NR/NR          Westpac Banking Corp., 5.3%, 8/16/07
                                              (144A)                                         6,286,374
                                                                                          ------------
                                                                                          $390,688,134
                                                                                          ------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $390,688,134)                           $390,688,134
                                                                                          ------------

   Shares
                                            MUTUAL FUND - 1.8%
12,861,659                                  BlackRock Liquidity Funds TempCash
                                            Portfolio                                     $ 12,861,659
                                                                                          ------------
                                            TOTAL MUTUAL FUND
                                            (Cost $12,861,659)                            $ 12,861,659
                                                                                          ------------
                                            TOTAL INVESTMENT IN SECURITIES - 100.3%
                                            (Cost $711,170,489)(a)                        $711,170,489
                                                                                          ------------
                                            OTHER ASSETS AND LIABILITIES - (0.3)%         $ (2,262,663)
                                                                                          ------------
                                            TOTAL NET ASSETS - 100.0%                     $708,907,826
                                                                                          ============


18   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       July 31, 2007, the value of these securities amounted to $222,349,675 or 31.4% of total net assets.

NR     Not rated by either S&P or Moody's.

(a) At July 31, 2007, the cost for federal income tax purposes was $711,170,489.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $711,170,489)           $711,170,489
  Cash                                                                1,210,204
  Receivables -
    Investment securities sold
    Fund shares sold                                                  7,000,054
    Interest                                                          2,725,969
  Other                                                                  33,390
                                                                   ------------
     Total assets                                                  $722,140,106
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  3,525,000
    Fund shares repurchased                                           7,000,054
    Dividends                                                         2,587,222
  Due to affiliates                                                      14,258
  Accrued expenses                                                      105,746
                                                                   ------------
     Total liabilities                                             $ 13,232,280
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $708,956,175
  Undistributed net investment income                                     3,750
  Accumulated net realized loss on investments                          (52,099)
                                                                   ------------
     Total net assets                                              $708,907,826
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $114,886,665/114,856,018 shares)               $       1.00
                                                                   ============
  Class 2 (based on $457,108,666/457,134,454 shares)               $       1.00
                                                                   ============
  Class 3 (based on $136,912,495/136,919,806 shares)               $       1.00
                                                                   ============


20   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/07

INVESTMENT INCOME:
  Interest                                                          $32,326,204
                                                                    -----------
EXPENSES:
  Management fees                                       $1,201,385
  Transfer agent fees and expenses
    Class 1                                                  1,834
    Class 2                                                  1,792
    Class 3                                                  1,501
  Distribution fees
    Class 2                                              1,019,144
    Class 3                                                551,350
  Administrative reimbursements                            124,363
  Custodian fees                                            30,330
  Registration fees                                         13,278
  Professional fees                                         42,087
  Printing expense                                          17,769
  Fees and expenses of nonaffiliated trustees               10,970
  Miscellaneous                                             18,347
                                                        ----------
     Total expenses                                                 $ 3,034,150
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                            -
     Less fees paid indirectly                                                -
                                                                    -----------
     Net expenses                                                   $ 3,034,150
                                                                    -----------
       Net investment income                                        $29,292,054
                                                                    -----------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                  $   (52,099)
                                                                    -----------
  Net increase in net assets resulting from operations              $29,239,955
                                                                    ===========


The accompanying notes are an integral part of these financial statements.    21

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/07 and 7/31/06, respectively

                                                          Year Ended         Year Ended
                                                            7/31/07            7/31/06
FROM OPERATIONS:
Net investment income                                  $     29,292,054   $     15,390,470
Net realized gain (loss) on investments                         (52,099)                38
                                                       ----------------   ----------------
    Net increase in net assets resulting
     from operations                                   $     29,239,955   $     15,390,508
                                                       ----------------   ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class 1 ($0.05 and $0.04 per share, respectively)    $     (4,242,763)  $     (5,104,253)
  Class 2 ($0.05 and $0.04 per share, respectively)         (19,953,079)        (7,975,196)
  Class 3 ($0.05 and $0.04 per share, respectively)          (5,127,965)        (2,275,556)
                                                       ----------------   ----------------
    Total distributions to shareowners                 $    (29,323,807)  $    (15,355,005)
                                                       ----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  3,525,461,364   $  2,270,323,007
Reinvestment of distributions                                   174,894            421,479
Cost of shares repurchased                               (3,255,751,243)    (2,261,549,292)
                                                       ----------------   ----------------
    Net increase in net assets resulting from
     Fund share transactions                           $    269,885,015   $      9,195,194
                                                       ----------------   ----------------
    Net increase in net assets                         $    269,801,163   $      9,230,697
NET ASSETS:
Beginning of year                                           439,106,663        429,875,966
                                                       ----------------   ----------------
End of year                                            $    708,907,826   $    439,106,663
                                                       ================   ================
Undistributed net investment income                    $          3,750   $         35,465
                                                       ================   ================


22   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            '07 Shares          '07 Amount          '06 Shares          '06 Amount
CLASS 1
Shares sold                  440,492,078      $  440,492,078         564,083,049      $  564,082,504
Reinvestment of
  distributions                  174,894             174,894             421,479             421,479
Less shares repurchased     (411,435,434)       (411,435,434)       (709,426,600)       (709,426,601)
                          --------------      --------------      --------------      --------------
    Net increase
     (decrease)               29,231,538      $   29,231,538        (144,922,072)     $ (144,922,618)
                          ==============      ==============      ==============      ==============
CLASS 2
Shares sold                2,283,813,945      $2,283,813,945       1,379,140,772      $1,379,140,490
Less shares repurchased   (2,102,111,860)     (2,102,111,860)     (1,257,124,921)     (1,257,124,923)
                          --------------      --------------      --------------      --------------
    Net increase             181,702,085      $  181,702,085         122,015,851      $  122,015,567
                          ==============      ==============      ==============      ==============
CLASS 3
Shares sold                  801,155,341      $  801,155,341         327,100,107      $  327,100,013
Less shares repurchased     (742,203,949)       (742,203,949)       (294,997,768)       (294,997,768)
                          --------------      --------------      --------------      --------------
    Net increase              58,951,392      $   58,951,392          32,102,339      $   32,102,245
                          ==============      ==============      ==============      ==============


The accompanying notes are an integral part of these financial statements.    23

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                    7/31/07      7/31/06 (b)    7/31/05       7/31/04      7/31/03
CLASS 1
Net asset value, beginning of period                                $  1.00       $  1.00       $   1.00      $   1.00     $   1.00
                                                                    -------       -------       --------      --------     --------
Increase from investment operations:
 Net investment income                                              $  0.05       $  0.04       $   0.02      $   0.01     $   0.01
 Net realized and unrealized gain on investments                       0.00(a)       0.00(a)           -             -            -
                                                                    -------       -------       --------      --------     --------
  Net increase from investment operations                           $  0.05       $  0.04       $   0.02      $   0.01     $   0.01
Distributions to shareowners:
 Net investment income                                                (0.05)        (0.04)         (0.02)        (0.01)       (0.01)
                                                                    -------       -------       --------      --------     --------
Capital Contributions                                               $     -       $     -       $   0.00(a)   $      -     $      -
                                                                    -------       -------       --------      --------     --------
Net increase (decrease) in net asset value                          $     -       $     -       $      -      $      -     $      -
                                                                    -------       -------       --------      --------     --------
Net asset value, end of period                                      $  1.00       $  1.00       $   1.00      $   1.00     $   1.00
                                                                    =======       =======       ========      ========     ========
Total return*                                                          5.24%         4.20%          2.17%         0.86%        1.19%
Ratio of net expenses to average net assets+                           0.24%         0.26%          0.25%         0.25%        0.26%
Ratio of net investment income to average net assets+                  5.11%         3.95%          2.19%         0.85%        1.20%
Net assets, end of period (in thousands)                            $114,887      $85,669       $230,573      $176,540     $175,778
Ratios with no waiver of management fees and assumptions of
 expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.24%         0.33%          0.40%         0.41%        0.41%
 Net investment income                                                 5.11%         3.88%          2.04%         0.69%        1.05%
Ratios with waiver of management fees and assumptions of
 expenses by Advisor and reductions for fees paid indirectly:
 Net expenses                                                          0.24%         0.26%          0.25%         0.25%        0.26%
 Net investment income                                                 5.11%         3.95%          2.19%         0.85%        1.20%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                    7/31/07      7/31/06 (b)   7/31/05       7/31/04      7/31/03
CLASS 2
Net asset value, beginning of period                                $  1.00       $  1.00     $   1.00       $  1.00      $   1.00
                                                                    -------       -------     --------       -------      --------
Increase from investment operations:
 Net investment income                                              $  0.05       $  0.04     $   0.02       $  0.01      $   0.01
 Net realized and unrealized gain on investments                       0.00(a)       0.00(a)         -             -             -
                                                                    -------       -------     --------       -------      --------
  Net increase from investment operations                           $  0.05       $  0.04     $   0.02       $  0.01      $   0.01
Distributions to shareowners:
 Net investment income                                                (0.05)        (0.04)       (0.02)        (0.01)        (0.01)
                                                                    -------       -------     --------       -------      --------
Capital Contributions                                               $     -       $     -     $   0.00(a)    $     -      $      -
                                                                    -------       -------     --------       -------      --------
Net increase (decrease) in net asset value                          $     -       $     -     $      -       $     -      $      -
                                                                    -------       -------     --------       -------      --------
Net asset value, end of period                                      $  1.00       $  1.00     $   1.00       $  1.00      $   1.00
                                                                    =======       =======     ========       =======      ========
Total return*                                                          4.98%         3.95%        1.92%         0.61%         0.93%
Ratio of net expenses to average net assets+                           0.49%         0.50%        0.51%         0.50%         0.51%
Ratio of net investment income to average net assets+                  4.87%         4.00%        1.98%         0.60%         0.92%
Net assets, end of period (in thousands)                            $457,109      $275,460    $153,432       $89,613      $193,468
Ratios with no waiver of management fees and assumptions of
 expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.49%         0.55%        0.66%         0.66%         0.66%
 Net investment income                                                 4.87%         3.95%        1.83%         0.44%         0.77%
Ratios with waiver of management fees and assumptions of
 expenses by Advisor and reductions for fees paid indirectly:
 Net expenses                                                          0.49%         0.50%        0.51%         0.50%         0.51%
 Net investment income                                                 4.87%         4.00%        1.98%         0.60%         0.92%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                                                    7/31/07      7/31/06 (b)     7/31/05        7/31/04      7/31/03
CLASS 3
Net asset value, beginning of period                                $  1.00        $  1.00      $   1.00       $  1.00      $  1.00
                                                                    -------        -------      --------       -------      -------
Increase from investment operations:
 Net investment income                                              $  0.05        $  0.04      $   0.02       $  0.00      $  0.01
 Net realized and unrealized gain on investments                       0.00(a)           -             -             -            -
                                                                    -------        -------      --------       -------      -------
  Net increase from investment operations                           $  0.05        $  0.04      $   0.02       $  0.00      $  0.01
Distributions to shareowners:
 Net investment income                                                (0.05)         (0.04)        (0.02)        (0.00)       (0.01)
                                                                    -------        -------      --------       -------      -------
Capital Contributions                                               $     -        $     -      $   0.00(a)    $     -      $     -
                                                                    -------        -------      --------       -------      -------
Net increase (decrease) in net asset value                          $     -        $     -      $      -       $     -      $     -
                                                                    -------        -------      --------       -------      -------
Net asset value, end of period                                      $  1.00        $  1.00      $   1.00       $  1.00      $  1.00
                                                                    =======        =======      ========       =======      =======
Total return*                                                          4.72%          3.70%         1.67%         0.36%        0.68%
Ratio of net expenses to average net assets+                           0.74%          0.75%         0.76%         0.75%        0.76%
Ratio of net investment income to average net assets+                  4.61%          3.71%         1.61%         0.35%        0.77%
Net assets, end of period (in thousands)                            $136,912       $77,978      $ 45,871       $52,183      $91,824
Ratios with no waiver of management fees and assumptions of
 expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.74%          0.80%         0.91%         0.91%        0.91%
 Net investment income                                                 4.61%          3.66%         1.46%         0.19%        0.62%
Ratios with waiver of management fees and assumptions of
 expenses by Advisor and reductions for fees paid indirectly:
 Net expenses                                                          0.74%          0.75%         0.76%         0.75%        0.76%
 Net investment income                                                 4.61%          3.71%         1.61%         0.35%        0.77%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. AmSouth Institutional Prime Obligations Money Market Fund transferred all of the net assets of Class 1, 2 and 3 shares into the Fund's Class 1, 2 and 3 shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization") which was approved by the shareholders of AmSouth Institutional Prime Obligations Money Market Fund on September 22, 2005. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as - Class 1, Class 2, and Class 3. Shares of Class 1, Class 2, and Class 3 each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class 2 and Class 3, respectively.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Information regarding the Fund's principal risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has elected to defer approximately $52,811 of capital losses recognized between November 1, 2006 and July 31, 2007 to its fiscal year ending July 31, 2008.

   At July 31, 2007, the Fund reclassified $38 to increase undistributed net investment income and $38 to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended July 31, 2007 and 2006 were as follows:

--------------------------------------------------------------------------------
                                           2007                      2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                       $29,323,807               $15,355,005
  Long-term capital gain                          -                         -
                                        -----------               -----------
    Total                               $29,323,807               $15,355,005
                                        ===========               ===========
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2007.

--------------------------------------------------------------------------------
                                                                         2007
--------------------------------------------------------------------------------
  Undistributed ordinary income                                      $2,591,684
  Current year dividend payable                                      (2,587,222)
  Current year Post October loss                                        (52,811)
                                                                     ----------
    Total                                                            $  (48,349)
                                                                     ==========
--------------------------------------------------------------------------------

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class 1, Class 2, and Class 3 of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

   date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2008.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2007, $3,953 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $5,251 in transfer agent fees payable to PIMSS at July 31, 2007.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plan

The Fund adopted Plans of Distribution with respect to Class 2 and Class 3 shares (Class 2 Plan and Class 3 Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class 2 Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a distribution and service fee of up to 0.25% of the average daily net assets attributable to Class 2 shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class 2 shares. Pursuant to the Class 3 Plan, the Fund pays PFD a distribution and service fee 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in due to affiliates is $5,054 in distribution fees payable to PFD at July 31, 2007.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2007, the Fund's expenses were not reduced under such arrangements.

6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than December 31, 2007. At this time, management is evaluating the

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Institutional Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Institutional Money Market Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years for the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Institutional Money Market Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 17, 2007

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Position Held        Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (81)*   Chairman of the      Trustee since 2005.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or removal.
-----------------------------------------------------------------------

                                                                                        Other Directorships
Name and Age               Principal Occupation During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset       None
                           Management S.p.A. ("PGAM"); Non-Executive Chairman
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc. (since
                           2003); Director of Cole Management Inc. (since 2004);
                           Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until
                           May 2006); President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
                           (counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Position Held   Length of Service
Name, Age and Address          With the Fund   and Term of Office
David R. Bock (63)             Trustee         Trustee since 2005.
3050 K. Street NW,                             Serves until a
Washington, DC 20007                           successor trustee is
                                               elected or earlier
                                               retirement or removal.
---------------------------------------------------------------------
Mary K. Bush (59)              Trustee         Trustee since 2005.
3509 Woodbine Street,                          Serves until a
Chevy Chase, MD 20815                          successor trustee is
                                               elected or earlier
                                               retirement or removal.
---------------------------------------------------------------------
Margaret B.W. Graham (60)      Trustee         Trustee since 2005.
1001 Sherbrooke Street West,                   Serves until a
Montreal, Quebec, Canada                       successor trustee is
H3A 1G5                                        elected or earlier
                                               retirement or removal.
---------------------------------------------------------------------

                                                                                               Other Directorships
Name, Age and Address          Principal Occupation During Past Five Years                     Held by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company) (2004       Social Investment
Washington, DC 20007           - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                               merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                               President and Chief Financial Officer, Pedestal Inc.            finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                               Mortgage Trust (publicly
                                                                                               traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)              President, Bush International, LLC (international financial     Director of Brady Corpora-
3509 Woodbine Street,          advisory firm)                                                  tion (industrial identifica-
Chevy Chase, MD 20815                                                                          tion and specialty coated
                                                                                               material products manufacturer);
                                                                                               Director of Briggs & Stratton Co.
                                                                                               (engine manufacturer); Director
                                                                                               of UAL Corporation (airline holding
                                                                                               company) and Director of Mantech
                                                                                               International Corporation (national
                                                                                               security, defense, and intelligence
                                                                                               technology firm)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Founding Director, Vice-President and Corporate Secretary,      None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Position Held   Length of Service
Name, Age and Address        With the Fund   and Term of Office
Thomas J. Perna (56)         Trustee         Trustee since 2006.
89 Robbins Avenue,                           Serves until a
Berkeley Heights, NJ 07922                   successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------
Marguerite A. Piret (59)     Trustee         Trustee since 2005.
200 State Street, 12th                       Serves until a
Floor, Boston, MA 021098                     successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------
John Winthrop (71)           Trustee         Trustee since 2005.
One North Adgers Wharf,                      Serves until a
Charleston, SC 29401                         successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------

                                                                                        Other Directorships
Name, Age and Address        Principal Occupation During Past Five Years                Held by this Trustee
Thomas J. Perna (56)         Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,           Vice President, The Bank of New York (financial and        Inc. (technology products
Berkeley Heights, NJ 07922   securities services) (1986 - 2004)                         for securities lending
                                                                                        industry)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)     President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th       Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Floor, Boston, MA 021098                                                                (closed-end investment
                                                                                        company)
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)           President, John Winthrop & Co., Inc. (private investment   None
One North Adgers Wharf,      firm)
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Daniel K. Kingsbury (48)*    Executive Vice        Since March 2007.
                             President             Serves until a
                                                   successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
-------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age                 Principal Occupation During Past Five Years                  Held by this Trustee
Daniel K. Kingsbury (48)*    Director, CEO and President of Pioneer Investment            None
                             Management USA Inc.; Pioneer Investment Management,
                             Inc. and Pioneer Institutional Asset Management, Inc.
                             (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer
                             Global Asset Management S.p.A. (since March 2007);
                             Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal          None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since September
                             2003
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2004
-------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Position Held         Length of Service
Name and Age                  With the Fund         and Term of Office
Luis I. Presutti (42)         Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance      Since January 2007.
                              Officer               Serves at the
                                                    discretion of the Board
--------------------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age                  Principal Occupation During Past Five Years                  Held by this Trustee
Luis I. Presutti (42)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting, Administra-       None
                              tion and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); and
                              Assistant Treasurer of all of the Pioneer Funds since
                              September 2003
-----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since December 2006      None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consult-
                              ant, Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
-----------------------------------------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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40

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                                                                              41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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42

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              43

--------------------------------------------------------------------------------

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44

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                  INTERNATIONAL
                                   CORE EQUITY
                                      FUND

                                      IILAX
                                  Ticker Symbol

                                     Annual
                                     Report

                                     7/31/07

                              [Logo] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Prices and Distributions                                                      8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         25

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      42

Trustees, Officers and Service Providers                                     43

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending July 31, 2007, equity investors were generally rewarded as, despite a late-July decline, the Standard & Poor's 500 Index generated a return of 16% over that period, the Dow Jones Industrial Average returned 21%, and the NASDAQ Composite returned 22%. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE Developed Market Index returning 24% and the MSCI Emerging Markets Index returning 51% in the 12-month period.

The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% in the 12 months ending July 31, 2007, with returns comprising both coupon income and price gains linked to a modest decline in interest rates over the 12 months. The high-yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7%, reflecting its higher coupon yields and continuing investor confidence in the strength of the U.S. economy.

U.S. economic growth has slowed recently, but continuing growth at a moderate rate appears more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices and rising short-term interest rates. It also stemmed from the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown, therefore, was not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is "investor friendly."
2

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is pushing unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up," led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook and equity valuations continue to appear generally positive, although the current environment is plagued by fears that sub-prime mortgage problems will result in a systemic liquidity/credit crunch. While falling risk tolerances may depress asset prices in the short term, valuations appear reasonable if credit market problems do not spread to the broader economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07
--------------------------------------------------------------------------------

Supported by vigorous economies throughout the world, international equity markets delivered strong performance during the 12 months ending July 31, 2007. In the following interview, Christopher Smart, Director of International Investment at Pioneer, discusses the markets and the factors that affected performance of Pioneer International Core Equity Fund during the 12 months. Mr. Smart oversees the daily management of the Fund.

Q:   How did the Fund perform during the 12 months ending July 31, 2007?

A: Pioneer International Core Equity Fund Class A shares had a total return of 23.33%, at net asset value, for the fiscal year. During the same 12 months, the MSCI EAFE Index, a common benchmark for foreign equity investment, posted a return of 24.42%, while the average return of the 90 funds in Lipper's International Multi-Cap Value category was 22.59%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that influenced the Fund's performance during the 12 months?

A: Foreign markets performed very well during the fiscal year, driven by the combination of healthy economic growth in Europe, especially Germany, a good - if slow -- recovery in Japan, and the robust expansion in emerging markets, led by China and Brazil. Foreign companies were able to post solid earnings improvement, leading to brisk stock performance, in a supportive investment climate. One of the major drivers for the Fund's performance during the fiscal year was our exposure to emerging markets, where we looked for selective, lower risk ways to benefit from the explosive growth of key developing countries.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What were some of the investments that most affected the Fund's results?

A: Our investments in Korea were particularly successful, led by the position in Hyundai Heavy Industries, the world's largest shipbuilder. The stock appreciated by more than 200% during the 12 months on the basis of a large increase in orders for new ships and dramatic rises in ship prices. The heavy demand for new ships comes from a combination of factors, including: increased international cargo shipments with the expansion of global trade; rising oil and natural gas prices, and pent-up demand for new ships after 20 years of underinvestment. Our investments in another emerging market, Brazil, also boosted returns as controlled inflationary pressures and relatively low interest rates helped grow demand from the domestic economy, especially from consumers. The share price of Unibanco, one of the country's largest banking groups, gained about 70% as lending to consumers and small businesses expanded rapidly.

     Holding back performance was the Fund's overweighting (relative to the Fund's benchmark index) of Japanese equities, where economic progress advanced more slowly than had been predicted. While real estate property prices increased and business capital investment rose in Japan, consumer spending was relatively slow in recovering. In addition, a new prime minister took office and important structural reforms were delayed. Still, Japanese equities rose by an average of 7% -- as did our investments in Japan - but the results significantly trailed returns achieved in other foreign markets. Despite the overall weak results, we did have strong performance from several positions in Japan. For example, JFE Holdings, a major steel corporation, benefited from strong production gains in an environment of rising demand from customers throughout the world. At the same time, Toyota Motors turned in excellent results as its revenues rose at the same time that its operational profits margins improved with rising revenues.

     Results from our holdings in Europe were mixed. For example, Siemens, the major German engineering corporation, performed very well, with its stock appreciating more than 60% based on

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                            (continued)
--------------------------------------------------------------------------------

     strong revenue growth and profit margin expansion. In addition, Credit Suisse Group rose by more than 20%, benefiting from good results from investment banking and the success of the corporation's cost-containment program. However, some other European holdings posted more disappointing results. The share price of Sage Group, a U.K.-based accounting software firm, fell by 11% as it encountered challenges from larger companies such as SAP and Oracle. Tesco, a supermarket chain also based in the United Kingdom, also struggled from higher interest rates while at the same time dealing with the effects of deteriorating weather.

Q:   What is your investment outlook?

A: Worries about subprime mortgage problems in the United States have raised worries about many investments through the summer of 2007, but we think the underlying basics of the global economy remain solid. We believe the strength of the economy in most regions will provide a wide variety of investment opportunities in the month ahead.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following is represented by a pie chart in the printed material.]

International Common Stocks                                             82.5%
Depositary Receipts for International Stocks                             6.6%
Temporary Cash Investments                                               4.8%
U.S. Common Stocks                                                       4.6%
International Preferred Stocks                                           1.5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Japan                                                                   26.8%
United Kingdom                                                          17.1%
France                                                                   8.0%
Germany                                                                  6.7%
Australia                                                                5.3%
Switzerland                                                              5.3%
Brazil                                                                   3.3%
South Korea                                                              3.2%
Russia                                                                   2.6%
Singapore                                                                2.5%
Netherlands                                                              2.3%
United States                                                            2.1%
Belgium                                                                  2.0%
Sweden                                                                   1.6%
Italy                                                                    1.3%
People's Republic of China                                               1.3%
Ireland                                                                  1.2%
Mexico                                                                   1.1%
South Africa                                                             1.1%
Taiwan                                                                   1.0%
Spain                                                                    1.0%
Norway                                                                   1.0%
Other (individually less than 1%)                                        2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Toyota Motor Co.                                 2.54%
 2.    Royal Dutch Shell Plc                            2.45
 3.    Broken Hill Proprietary Co., Ltd.                2.38
 4.    Royal Bank of Scotland Group Plc                 2.28
 5.    Mitsubishi Corp.                                 1.97
 6.    BNP Paribas SA                                   1.95
 7.    Mizuho Financial Group, Inc.                     1.94
 8.    CS Group                                         1.84
 9.    Development Bank of Singapore, Ltd.              1.47
10.    Holcim, Ltd.                                     1.47

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class      7/31/07        7/31/06
-------    ---------      ---------
   A         $13.50        $15.27
   B         $12.93        $14.82
   C         $12.97        $14.90
   Y         $13.59        $15.32

Distributions Per Share
--------------------------------------------------------------------------------

                       8/1/06 - 7/31/07
                       ----------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
 -----  ---------------   -------------   -------------
   A         $0.1377         $0.6417         $3.9234
   B         $0.0468         $0.6417         $3.9234
   C         $0.1032         $0.6417         $3.9234
   Y         $0.1803         $0.6417         $3.9234

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far East)
(EAFE) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 9-12.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                     CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2007)
                                           Net Asset       Public Offering
Period                                    Value (NAV)        Price (POP)
Life-of-
Class
(8/18/97)                                    8.52%               7.87%
5 Years                                     22.43               20.98
1 Year                                      23.33               16.25
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                             Gross                Net
                                             1.58%               1.58%

[The following was represented by a mountain chart in the printed material.]

Value of $10,000 Investment

               Pioneer
            International        MSCI
          Core Equity Fund    EAFE Index
8/97           $ 9,425           $10,000
                10,907            11,426
7/99            11,327            12,570
                12,219            13,736
7/01             9,700            10,792
                 7,893             8,994
7/03             8,889             9,602
                11,814            12,050
7/05            14,701            14,649
                17,807            18,240
7/07            21,961            22,694

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                      CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2007)
                                              If              If
Period                                       Held          Redeemed
Life-of-
Class
(2/2/99)                                     8.39%           8.39%
5 Years                                     21.56           21.56
1 Year                                      22.33           18.84
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                             Gross            Net
                                             2.48%           2.48%

[The following was represented by a mountain chart in the printed material.]

Value of $10,000 Investment

               Pioneer
            International        MSCI
          Core Equity Fund    EAFE Index
2/99           $10,000          $10,000
                11,289           11,012
7/00            12,080           12,033
                 9,513            9,454
7/02             7,774            7,879
                 8,638            8,412
7/04            11,386           10,557
                14,064           12,833
7/06            16,865           15,978
7/07            20,632           19,881

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class B shares of the Fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                      CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2007)
                                              If            If
Period                                       Held        Redeemed
Life-of-
Class
(2/2/99)*                                   8.45%         8.45%
5 Years                                    21.67         21.67
1 Year                                     22.39         22.39
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                            Gross          Net
                                            2.50%         2.50%

[The following was represented by a mountain chart in the printed material.]

Value of $10,000 Investment

               Pioneer
            International        MSCI
          Core Equity Fund    EAFE Index
2/99           $10,000          $10,000
                11,289           11,012
7/00            12,080           12,033
                 9,513            9,454
7/02             7,774            7,879
                 8,638            8,412
7/04            11,386           10,557
                14,064           12,833
7/06            16,935           15,978
7/07            20,726           19,881

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class C shares of the Fund is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07                                      CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2007)
                                              If            If
Period                                       Held        Redeemed
Life-of-
Class
(8/18/97)                                   8.71%          8.71%
5 Years                                    22.77          22.77
1 Year                                     23.93          23.93
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 6, 2006)
                                            Gross           Net
                                            1.23%          1.23%

[The following was represented by a mountain chart in the printed material.]

Value of $10,000 Investment

               Pioneer
            International        MSCI
          Core Equity Fund    EAFE Index
8/97           $10,000          $10,000
                11,572           11,426
7/99            12,018           12,570
                12,969           13,736
7/01            10,310           10,792
                 8,507            8,994
7/03             9,505            9,602
                12,643           12,050
7/05            15,758           14,649
                19,144           18,240
7/07            23,726           22,694

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on actual returns from February 1, 2007 through July 31, 2007

Share Class                     A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/07

Ending Account Value        $1,094.90      $1,090.19      $1,089.95      $1,097.70
On 7/31/07

Expenses Paid During        $    7.74      $   12.33      $   11.92      $    5.51
Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, 2.38%, 2.30%, and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflect ing the period from February 1, 2007 through July 31, 2007

Share Class                     A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/07

Ending Account Value        $1,017.41      $1,012.99      $1,013.39      $1,019.54
On 7/31/07

Expenses Paid During        $    7.45      $   11.88      $   11.48      $    5.31
Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, 2.38%, 2.30%, and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07

   Shares                                                              Value
               PREFERRED STOCKS - 1.5%
               Automobiles & Components - 0.8%
               Automobile Manufacturers - 0.8%
    1,726      Porsche AG                                       $  3,116,771
                                                                ------------
               Total Automobiles & Components                   $  3,116,771
                                                                ------------
               Utilities - 0.7%
               Multi-Utilities - 0.7%
   29,241      RWE AG                                           $  2,783,428
                                                                ------------
               Total Utilities                                  $  2,783,428
                                                                ------------
               TOTAL PREFERRED STOCKS
               (Cost $3,739,699)                                $  5,900,199
                                                                ------------
               COMMON STOCKS - 93.9%
               Energy - 8.7%
               Integrated Oil & Gas - 6.5%
   51,876      Lukoil Holding (A.D.R.)                          $  4,176,018
   83,720      Petrobras Brasileiro (A.D.R.)                       4,675,762
   99,687      Repsol SA                                           3,757,718
  233,579      Royal Dutch Shell Plc                               9,161,077
  124,600      Statoil ASA*                                        3,660,522
                                                                ------------
                                                                $ 25,431,097
                                                                ------------
               Oil & Gas Equipment & Services - 0.7%
   31,411      Technip                                          $  2,554,437
                                                                ------------
               Oil & Gas Exploration & Production - 1.2%
3,975,200      CNOOC, Ltd.                                      $  4,728,294
                                                                ------------
               Oil & Gas Refining & Marketing - 0.3%
   13,600      Petroplus Holdings AG*                           $  1,312,808
                                                                ------------
               Total Energy                                     $ 34,026,636
                                                                ------------
               Materials - 9.1%
               Commodity Chemicals - 0.2%
   83,400      Asahi Kasei Corp.*                               $    594,073
                                                                ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                                Value
             Construction Materials - 2.2%
 43,206      CRH Plc                                            $  1,923,045
 51,745      Holcim, Ltd.                                          5,488,134
  8,156      Lafarge Br                                            1,375,902
                                                                ------------
                                                                $  8,787,081
                                                                ------------
             Diversified Chemical - 0.5%
632,100      UBE Industries, Ltd.*                              $  1,901,994
                                                                ------------
             Diversified Metals & Mining - 5.7%
278,333      Broken Hill Proprietary Co., Ltd.                  $  8,904,313
 92,066      Companhia Vale do Rio Doce (A.D.R.)                   3,897,154
140,700      Dowa Mining Co., Ltd.*                                1,676,377
 53,495      Freeport-McMoRan Copper & Gold, Inc. (Class B)        5,027,460
 41,675      Rio Tinto Plc                                         3,012,967
                                                                ------------
                                                                $ 22,518,271
                                                                ------------
             Steel - 0.5%
456,500      Kobe Steel, Ltd.*                                  $  1,770,869
                                                                ------------
             Total Materials                                    $ 35,572,288
                                                                ------------
             Capital Goods - 12.7%
             Building Products - 0.6%
 19,522      Compagnie de Saint Gobain                          $  2,176,754
                                                                ------------
             Construction & Engineering - 0.4%
 76,200      Chiyoda Corp.*                                     $  1,505,972
                                                                ------------
             Construction, Farm Machinery & Heavy Trucks - 3.5%
 63,600      Daewoo Heavy Industries & Machinery, Ltd.          $  4,139,324
 10,736      Hyundai Heavy Industries*                             4,129,163
173,100      Komatsu, Ltd.*                                        5,479,526
                                                                ------------
                                                                $ 13,748,013
                                                                ------------
             Electrical Component & Equipment - 0.5%
127,800      Sumitomo Electric                                  $  2,096,415
                                                                ------------
             Industrial Conglomerates - 3.0%
448,900      Keppel Corp.                                       $  3,918,412
321,400      Hutchinson Whampoa, Ltd.                              3,424,254
 36,371      Siemens                                               4,572,777
                                                                ------------
                                                                $ 11,915,443
                                                                ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                  Value
             Industrial Machinery - 2.0%
112,082      AB SKF                                               $  2,362,053
 18,900      Fanuc, Ltd.*                                            2,046,492
379,000      IHI Corp.*                                              1,451,399
122,500      Nabtesco Corp.*                                         1,828,742
                                                                  ------------
                                                                  $  7,688,686
                                                                  ------------
             Trading Companies & Distributors - 2.7%
250,400      Mitsubishi Corp.                                     $  7,375,217
144,300      Wolseley                                                3,148,488
                                                                  ------------
                                                                  $ 10,523,705
                                                                  ------------
             Total Capital Goods                                  $ 49,654,988
                                                                  ------------
             Commercial Services & Supplies - 0.4%
             Office Services & Supplies - 0.4%
109,300      Corporate Express*                                   $  1,482,945
                                                                  ------------
             Total Commercial Services & Supplies                 $  1,482,945
                                                                  ------------
             Transportation - 2.2%
             Air Freight & Couriers - 0.7%
  8,895      Panalpina Welttransport Holding AG                   $  1,732,499
 24,447      TNT NV                                                  1,045,837
                                                                  ------------
                                                                  $  2,778,336
                                                                  ------------
             Airlines - 0.3%
165,400      Ryanair Holdings Plc*                                $  1,196,101
                                                                  ------------
             Railroads - 1.2%
    637      East Japan Railway Co.*                              $  4,716,297
                                                                  ------------
             Total Transportation                                 $  8,690,734
                                                                  ------------
             Automobiles & Components - 3.3%
             Automobile Manufacturers - 2.8%
251,700      Isuzu Motors, Ltd.*                                  $  1,365,456
157,900      Toyota Motor Co.*                                       9,525,700
                                                                  ------------
                                                                  $ 10,891,156
                                                                  ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                                  Value
             Tires & Rubber - 0.5%
  8,800      Compagnie Generale des Etablissements
             Michelin*                                            $  1,151,855
  7,000      Continental AG                                          1,002,601
                                                                  ------------
                                                                  $  2,154,456
                                                                  ------------
             Total Automobiles & Components                       $ 13,045,612
                                                                  ------------
             Consumer Durables & Apparel - 3.4%
             Apparel, Accessories & Luxury Goods - 0.3%
 20,377      Adidas-Salomon AG                                    $  1,236,734
                                                                  ------------
             Consumer Electronics - 1.8%
141,800      Matsushita Electric Industrial Co., Ltd.*            $  2,579,722
 49,500      Sony Corp.*                                             2,611,012
 31,000      TomTom NV*(c)                                           2,003,259
                                                                  ------------
                                                                  $  7,193,993
                                                                  ------------
             Homebuilding - 0.6%
100,043      Persimmon Plc                                        $  2,349,219
                                                                  ------------
             Photographic Products - 0.7%
 58,000      Fuji Photo Film Co., Ltd.*                           $  2,519,992
                                                                  ------------
             Total Consumer Durables & Apparel                    $ 13,299,938
                                                                  ------------
             Consumer Services - 0.4%
             Hotels, Resorts & Cruise Lines - 0.4%
 38,165      Carnival Corp.                                       $  1,691,091
                                                                  ------------
             Total Consumer Services                              $  1,691,091
                                                                  ------------
             Media - 2.0%
             Broadcasting & Cable Television - 1.2%
 94,800      British Sky Broadcasting Plc*                        $  1,275,262
161,000      Eutelsat Communications                                 3,627,444
                                                                  ------------
                                                                  $  4,902,706
                                                                  ------------
             Movies & Entertainment - 0.5%
 46,190      Vivendi SA                                           $  1,961,242
                                                                  ------------
             Publishing - 0.3%
 89,500      Reed Elsevier Plc                                    $  1,108,317
                                                                  ------------
             Total Media                                          $  7,972,265
                                                                  ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                Value
             Retailing - 0.4%
             Department Stores - 0.4%
146,700      The Daimaru*(c)                                    $  1,663,884
                                                                ------------
             Total Retailing                                    $  1,663,884
                                                                ------------
             Food & Drug Retailing - 1.0%
             Food Retail - 1.0%
493,400      Tesco Plc                                          $  4,068,250
                                                                ------------
             Total Food & Drug Retailing                        $  4,068,250
                                                                ------------
             Food, Beverage & Tobacco - 4.3%
             Brewers - 2.1%
 29,300      Inbev NV                                           $  2,348,659
217,700      Kirin Holdings Co., Ltd.                              3,077,308
106,220      South African Breweries Plc                           2,738,394
                                                                ------------
                                                                $  8,164,361
                                                                ------------
             Distillers & Vintners - 0.3%
146,712      C&C Group Plc                                      $  1,207,175
                                                                ------------
             Packaged Foods & Meats - 1.1%
118,500      Ajinomoto Co., Inc.*                               $  1,438,226
 88,200      Unilever NV                                           2,662,859
                                                                ------------
                                                                $  4,101,085
                                                                ------------
             Tobacco - 0.8%
101,755      British American Tobacco Plc                       $  3,291,114
                                                                ------------
             Total Food, Beverage & Tobacco                     $ 16,763,735
                                                                ------------
             Household & Personal Products - 0.7%
             Household Products - 0.7%
 53,400      Kao Corp.*                                         $  1,467,788
 26,263      Reckitt Benckiser Plc                                 1,408,550
                                                                ------------
                                                                $  2,876,338
                                                                ------------
             Total Household & Personal Products                $  2,876,338
                                                                ------------
             Health Care Equipment & Services - 0.9%
             Health Care Equipment - 0.2%
  7,982      Synthes, Inc.                                      $    928,325
                                                                ------------
             Health Care Services - 0.3%
 27,393      Fresenius Medical Care AG                          $  1,288,380
                                                                ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                                  Value
             Health Care Technology - 0.4%
 67,600      Agfa Gevaert NV                                      $  1,419,238
                                                                  ------------
             Total Health Care Equipment & Services               $  3,635,943
                                                                  ------------
             Pharmaceuticals & Biotechnology - 5.0%
             Pharmaceuticals - 5.0%
 58,248      Astrazeneca Plc                                      $  3,022,827
 70,700      Bristol-Myers Squibb Co.                                2,008,587
167,400      Daiichi Sankyo Co., Ltd.*                               4,671,051
 24,561      Roche Holdings AG                                       4,348,078
101,000      Shionogi & Co., Ltd.*                                   1,614,506
 67,277      Shire Plc                                               1,652,946
 39,197      UCB SA                                                  2,200,999
                                                                  ------------
                                                                  $ 19,518,994
                                                                  ------------
             Total Pharmaceuticals & Biotechnology                $ 19,518,994
                                                                  ------------
             Banks - 16.1%
             Diversified Banks - 16.1%
276,209      Barclays Plc                                         $  3,879,845
 66,467      BNP Paribas SA                                          7,307,580
 87,715      Commonwealth Bank of Australia                          4,052,709
366,600      Development Bank of Singapore, Ltd.                     5,505,784
 55,600      Dexia                                                   1,588,647
406,374      Intesa Sanpaolo                                         3,059,478
 43,600      Kookmin Bank (A.D.R.)*                                  3,740,444
  1,030      Mizuho Financial Group, Inc.                            7,256,482
 97,100      National Australia Bank, Ltd.                           3,170,820
712,004      Royal Bank of Scotland Group Plc                        8,541,107
 19,292      Societe Generale                                        3,305,253
288,100      Standard Bank Group, Ltd.                               4,106,401
 33,493      Uniao de Bancos Brasileiros SA (Unibanco)
             (G.D.R.)                                                3,906,624
173,794      Westpac Banking Corp.                                   3,876,174
                                                                  ------------
                                                                  $ 63,297,348
                                                                  ------------
             Total Banks                                          $ 63,297,348
                                                                  ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                 Value
             Diversified Financials - 4.2%
             Asset Management & Custody Banks - 0.5%
159,704      Man Group Plc                                       $  1,817,962
                                                                 ------------
             Diversified Capital Markets - 2.5%
105,708      CS Group                                            $  6,897,585
 20,791      Deutsche Bank AG                                       2,821,030
                                                                 ------------
                                                                 $  9,718,615
                                                                 ------------
             Investment Banking & Brokerage - 1.2%
  1,300      ICAP Plc*                                           $     12,516
256,500      Nomura Securites Co., Ltd.                             4,878,212
                                                                 ------------
                                                                 $  4,890,728
                                                                 ------------
             Total Diversified Financials                        $ 16,427,305
                                                                 ------------
             Insurance - 3.9%
             Life & Health Insurance - 0.4%
 80,700      Aegon NV                                            $  1,465,281
                                                                 ------------
             Multi-Line Insurance - 2.6%
 22,000      Allianz AG                                          $  4,632,329
137,043      Aviva Plc                                              1,860,056
 90,936      AXA                                                    3,540,051
                                                                 ------------
                                                                 $ 10,032,436
                                                                 ------------
             Property & Casualty Insurance - 0.9%
320,100      Mitsui Sumitomo Insurance Co.*                      $  3,686,378
                                                                 ------------
             Total Insurance                                     $ 15,184,095
                                                                 ------------
             Real Estate - 1.4%
             Real Estate Management & Development - 1.4%
    650      Kenedix, Inc.*                                      $  1,071,780
128,600      Mitsui Fudosan Co.*                                    3,357,018
 40,100      Nomura Real Estate Holdings*                           1,215,548
                                                                 ------------
                                                                 $  5,644,346
                                                                 ------------
             Total Real Estate                                   $  5,644,346
                                                                 ------------
             Software & Services - 0.6%
             Application Software - 0.2%
178,300      The Sage Group Plc                                  $    827,422
                                                                 ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                Value
               IT Consulting & Other Services - 0.4%
   26,453      Atos Origin*                                       $  1,566,497
                                                                  ------------
               Total Software & Services                          $  2,393,919
                                                                  ------------
               Technology Hardware & Equipment - 2.5%
               Communications Equipment - 0.9%
  924,558      Ericsson LM                                        $  3,464,906
                                                                  ------------
               Computer Hardware - 0.4%
  183,900      Toshiba Corp.*                                     $  1,736,201
                                                                  ------------
               Electronic Equipment & Instruments - 0.2%
   48,950      Nippon Electric Glass Co., Ltd.*                   $    764,243
                                                                  ------------
               Office Electronics - 1.0%
   74,550      Canon, Inc.                                        $  3,949,153
                                                                  ------------
               Total Technology Hardware & Equipment              $  9,914,503
                                                                  ------------
               Semiconductors - 1.9%
               Semiconductor Equipment - 0.9%
   47,500      Tokyo Electron, Ltd.                               $  3,415,561
                                                                  ------------
               Semiconductors - 1.0%
  234,805      Hon Hai Precision Industry (G.D.R.)                $  3,845,371
                                                                  ------------
               Total Semiconductors                               $  7,260,932
                                                                  ------------
               Telecommunication Services - 5.9%
               Alternative Carriers - 1.3%
  635,687      Inmarsat Plc                                       $  5,266,480
                                                                  ------------
               Integrated Telecommunications Services - 0.8%
   67,200      Hellenic Telekom Organization*                     $  2,040,306
  148,700      Telekomunikacja Polska SA                             1,176,107
                                                                  ------------
                                                                  $  3,216,413
                                                                  ------------
               Wireless Telecommunication Services - 3.8%
   69,500      America Movil (A.D.R.) (Series L)                  $  4,161,660
      245      KDDI Corp.*                                           1,625,105
   85,269      Mobile Telesystems (A.D.R.)*                          5,452,953
1,181,800      Vodafone Group Plc                                    3,591,962
                                                                  ------------
                                                                  $ 14,831,680
                                                                  ------------
               Total Telecommunication Services                   $ 23,314,573
                                                                  ------------

22   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                   Value
                  Utilities - 2.9%
                  Electric Utilities - 2.1%
     23,652       E.On AG                                              $  3,733,114
    181,100       Enel S.p.A.                                             1,869,423
    112,900       Kansai Electric Power Co.*                              2,497,739
                                                                       ------------
                                                                       $  8,100,276
                                                                       ------------
                  Multi-Utilities - 0.8%
    129,600       National Grid Plc                                    $  1,839,327
     25,800       Suez Lyonnaise des Eaux                                 1,353,046
                                                                       ------------
                                                                       $  3,192,373
                                                                       ------------
                  Total Utilities                                      $ 11,292,649
                                                                       ------------
                  TOTAL COMMON STOCKS
                  (Cost $305,627,622)                                  $368,693,311
                                                                       ------------
     Principal
        Amount
                  TEMPORARY CASH INVESTMENTS - 4.8%
                  Repurchase Agreement - 3.8%
$15,000,000       UBS Warburg, Inc., 5.07%, dated 7/31/07,
                  repurchase price of $15,000,000 plus accrued
                  interest on 8/1/07 collateralized by $15,186,000
                  U.S. Treasury Note, 4.875%, 6/30/09                  $ 15,000,000
                                                                       ------------
        Shares
                  Security Lending Collateral - 1.0%
  3,704,308       Securities Lending Investment Fund, 5.26%            $  3,704,308
                                                                       ------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $18,704,308)                                   $ 18,704,308
                                                                       ------------
                  TOTAL INVESTMENT IN SECURITIES - 100.2%
                  (Cost $328,071,629)(a)(b)                            $393,297,818
                                                                       ------------
                  OTHER ASSETS AND LIABILITIES - (0.2)%                $   (550,983)
                                                                       ------------
                  TOTAL NET ASSETS - 100.0%                            $392,746,835
                                                                       ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security.

(a) At July 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $328,845,704 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                       $72,742,821
         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                        (8,290,707)
                                                                                -----------
         Net unrealized gain                                                    $64,452,114
                                                                                ===========

(b) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

         Japan                                     26.8%
         United Kingdom                            17.1
         France                                     8.0
         Germany                                    6.7
         Australia                                  5.3
         Switzerland                                5.3
         Brazil                                     3.3
         South Korea                                3.2
         Russia                                     2.6
         Singapore                                  2.5
         Netherlands                                2.3
         United States                              2.1
         Belgium                                    2.0
         Sweden                                     1.6
         Italy                                      1.3
         People's Republic of China                 1.3
         Ireland                                    1.2
         Mexico                                     1.1
         South Africa                               1.1
         Taiwan                                     1.0
         Spain                                      1.0
         Norway                                     1.0
         Other (individually less than 1%)          2.2
                                                   ----
                                                  100.0%
                                                  =====

(c)      At July 31, 2007 the following securities were out on loan:

       Shares     Security              Value
      145,000     The Daimaru*     $1,644,300
       30,600     TomTom NV*        1,977,372
                                   ----------
                  Total            $3,621,672
                                   ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2007 aggregated $410,799,718 and $617,567,692, respectively.

24   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
    loaned of $3,621,672) (cost $328,071,629)                  $393,297,818
  Cash                                                              707,912
  Foreign currencies, at value (cost $3,454,083)                  3,456,999
  Receivables -
    Investment securities sold                                    1,281,550
    Fund shares sold                                                262,902
    Dividends, interest and foreign taxes withheld                  707,599
  Other                                                              43,401
                                                               ------------
     Total assets                                              $399,758,181
                                                               ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $  3,186,145
    Upon return of securities loaned                              3,704,308
  Due to affiliates                                                  29,134
  Accrued expenses                                                   91,759
                                                               ------------
     Total liabilities                                         $  7,011,346
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $257,757,066
  Undistributed net investment income                             4,473,054
  Accumulated net realized gain on investments and foreign
    currency transactions                                        65,269,688
  Net unrealized gain on investments                             65,226,189
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                               20,838
                                                               ------------
     Total net assets                                          $392,746,835
                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $45,730,101/3,386,222 shares)              $      13.50
                                                               ============
  Class B (based on $7,082,129/547,596 shares)                 $      12.93
                                                               ============
  Class C (based on $3,268,794/251,950 shares)                 $      12.97
                                                               ============
  Class Y (based on $336,665,811/24,772,559 shares)            $      13.59
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($13.50 [divided by] 94.25%)                         $      14.32
                                                               ============

The accompanying notes are an integral part of these financial statements.   25

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $993,739)       $9,535,840
  Interest                                                       142,504
  Income from securities loaned, net                             284,099
  Miscellaneous income                                           107,266
                                                              -----------
     Total investment income                                                     $ 10,069,709
                                                                                 ------------
EXPENSES:
  Management fees                                             $4,358,303
  Transfer agent fees and expenses
   Class A                                                        75,642
   Class B                                                        18,421
   Class C                                                         4,831
   Class Y                                                         7,996
  Distribution fees
   Class A                                                       107,610
   Class B                                                        56,528
   Class C                                                        20,406
  Administrative reimbursements                                  105,023
  Custodian fees                                                 182,761
  Registration fees                                               57,066
  Professional fees                                               97,782
  Printing expense                                                23,739
  Fees and expenses of nonaffiliated trustees                     10,053
  Miscellaneous                                                   54,675
                                                              -----------
     Total expenses                                                              $  5,180,836
     Less fees paid indirectly                                                         (3,114)
                                                                                 ------------
     Net expenses                                                                $  5,177,722
                                                                                 ------------
       Net investment income                                                     $  4,891,987
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                $77,800,187
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               530,026         $ 78,330,213
                                                              -----------        ------------
  Change in net unrealized gain (loss) on:
   Investments                                                $17,474,117
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (42,094)        $ 17,432,023
                                                              -----------        ------------
       Net gain on investments and foreign currency
        transactions                                                             $ 95,762,236
                                                                                 ------------
       Net increase in net assets resulting from operations                      $100,654,223
                                                                                 ============

26   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/07 and 7/31/06, respectively

                                                               Year Ended      Year Ended
                                                                7/31/07         7/31/06
FROM OPERATIONS:
Net investment income                                       $   4,891,987    $   5,960,616
Net realized gain on investments and foreign
  currency contracts                                           78,330,213      191,090,455
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                            17,432,023     (101,954,752)
                                                            -------------    -------------
    Net increase in net assets resulting from operations    $ 100,654,223    $  95,096,319
                                                            -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.14 and $0.14 per share, respectively)       $    (468,558)   $    (293,740)
    Class B ($0.05 and $0.01 per share, respectively)             (20,954)          (3,679)
    Class C ($0.10 and $0.00 per share, respectively)             (14,929)               -
    Class Y ($0.18 and $0.21 per share, respectively)          (6,308,382)      (6,520,683)
Net realized gain:
    Class A ($4.57 and $1.51 per share, respectively)         (12,326,589)      (2,922,450)
    Class B ($4.57 and $1.51 per share, respectively)          (1,528,206)        (344,424)
    Class C ($4.57 and $1.51 per share, respectively)            (463,693)          (2,980)
    Class Y ($4.57 and $1.51 per share, respectively)        (134,268,531)     (45,406,875)
                                                            -------------    -------------
     Total distributions to shareowners                     $(155,399,842)   $ (55,494,831)
                                                            -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  56,005,560    $  71,898,687
Reinvestment of distributions                                  94,297,008       32,872,219
Cost of shares repurchased                                   (201,803,481)    (138,738,991)
                                                            -------------    -------------
    Net decrease in net assets resulting from
     Fund share transactions                                $ (51,500,913)   $ (33,968,085)
                                                            -------------    -------------
    Net increase (decrease) in net assets                   $(106,246,532)   $   5,633,403
NET ASSETS:
Beginning of year                                             498,993,367      493,359,964
                                                            -------------    -------------
End of year                                                 $ 392,746,835    $ 498,993,367
                                                            =============    =============
Undistributed net investment income                         $   4,473,054    $   5,863,864
                                                            =============    =============

The accompanying notes are an integral part of these financial statements.   27

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '07 Shares     '07 Amount       '06 Shares     '06 Amount
CLASS A
Shares sold                         1,534,851    $  21,501,515      1,368,142    $  20,353,586
Reinvestment of distributions         959,126       11,547,061        224,639        3,087,901
Less shares repurchased            (1,627,908)     (21,990,363)      (781,730)     (11,549,067)
                                  -----------    -------------     ----------    -------------
    Net increase                      866,069    $  11,058,213        811,051    $  11,892,420
                                  ===========    =============     ==========    =============
CLASS B
Shares sold                           222,778    $   2,856,198        130,728    $   1,913,030
Reinvestment of distributions         103,588        1,192,784         21,674          287,759
Less shares repurchased              (106,544)      (1,363,016)       (59,953)        (866,495)
                                  -----------    -------------     ----------    -------------
    Net increase                      219,822    $   2,685,966         92,449    $   1,334,294
                                  ===========    =============     ==========    =============
CLASS C
Shares sold                           175,803    $   2,289,762         73,371    $   1,084,891
Reinvestment of distributions          38,451          445,955            145            1,930
Less shares repurchased               (34,826)        (444,342)          (994)         (14,463)
                                  -----------    -------------     ----------    -------------
    Net increase                      179,428    $   2,291,375         72,522    $   1,072,358
                                  ===========    =============     ==========    =============
CLASS Y
Shares sold                         2,136,049    $  29,358,085      3,286,621    $  48,547,180
Reinvestment of distributions       6,693,765       81,111,208      2,132,175       29,494,629
Less shares repurchased           (13,723,856)    (178,005,760)    (8,557,295)    (126,308,966)
                                  -----------    -------------     ----------    -------------
    Net decrease                   (4,894,042)   $ (67,536,467)    (3,138,499)   $ (48,267,157)
                                  ===========    =============     ==========    =============

28   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
CLASS A                                                         7/31/07      7/31/06 (b)     7/31/05        7/31/04      7/31/03
Net asset value, beginning of period                            $ 15.27       $ 14.13       $ 11.45        $  8.69        $ 7.81
                                                                -------       -------       -------        -------        ------
Increase from investment operations:
 Net investment income                                          $  0.05       $  0.10       $  0.18        $  0.07        $ 0.01
 Net realized and unrealized gain on investments and foreign
  currency transactions                                            2.89          2.69          2.61           2.78          0.87
                                                                -------       -------       -------        -------        ------
  Net increase from investment operations                       $  2.94       $  2.79       $  2.79        $  2.85        $ 0.88
                                                                -------       -------       -------        -------        ------
Distributions to shareowners:
 Net investment income                                          $ (0.14)      $ (0.14)      $ (0.11)       $ (0.09)       $(0.01)
 Net realized gain                                                (4.57)        (1.51)            -              -             -
                                                                -------       -------       -------        -------        ------
Total distributions                                             $ (4.71)      $ (1.65)      $ (0.11)       $ (0.09)       $(0.01)
                                                                -------       -------       -------        -------        ------
Capital contributions                                           $     -       $     -       $  0.00(a)     $     -        $    -
                                                                -------       -------       -------        -------        ------
Redemption fees                                                 $     -       $  0.00(a)    $     -        $  0.00(a)     $ 0.01
                                                                -------       -------       -------        -------        ------
Net increase (decrease) in net asset value                      $ (1.77)      $  1.14       $  2.68        $  2.76        $ 0.88
                                                                -------       -------       -------        -------        ------
Net asset value, end of period                                  $ 13.50       $ 15.27       $ 14.13        $ 11.45        $ 8.69
                                                                =======       =======       =======        =======        ======
Total return*                                                     23.33%        21.13%        24.44%         32.90%        11.35%
Ratio of net expenses to average net assets+                       1.49%         1.57%         1.37%          1.34%         1.36%
Ratio of net investment income to average net assets+              0.79%         0.97%         1.47%          1.20%         1.25%
Portfolio turnover rate                                              91%          134%           12%             7%           18%
Net assets, end of period (in thousands)                        $45,730       $38,476       $24,193        $15,782        $4,711
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.49%         1.58%         1.57%          1.85%         1.86%
 Net investment income                                             0.79%         0.96%         1.27%          0.69%         0.75%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.49%         1.57%         1.37%          1.34%         1.36%
 Net investment income                                             0.79%         0.97%         1.47%          1.20%         1.25%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
CLASS B                                                         7/31/07     7/31/06 (b)    7/31/05       7/31/04     7/31/03
Net asset value, beginning of period                             $14.82       $13.78       $11.19        $ 8.49       $ 7.64
                                                                 ------       ------       ------        ------       ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $(0.07)      $(0.03)      $ 0.07        $(0.03)      $    -
 Net realized and unrealized gain on investments and foreign
  currency transcations                                            2.80         2.59         2.56          2.73         0.85
                                                                 ------       ------       ------        ------       ------
  Net increase from investment operations                        $ 2.73       $ 2.56       $ 2.63        $ 2.70       $ 0.85
                                                                 ------       ------       ------        ------       ------
Distributions to shareowners:
 Net investment income                                           $(0.05)      $(0.01)      $(0.04)       $    -       $    -
 Net realized gain                                                (4.57)       (1.51)           -             -            -
                                                                 ------       ------       ------        ------       ------
Total distributions                                              $(4.62)      $(1.52)      $(0.04)       $    -       $    -
                                                                 ------       ------       ------        ------       ------
Capital contributions                                            $    -       $    -       $ 0.00(a)     $    -       $    -
                                                                 ------       ------       ------        ------       ------
Redemption fees                                                  $    -       $ 0.00(a)    $    -        $ 0.00(a)    $    -
                                                                 ------       ------       ------        ------       ------
Net increase (decrease) in net asset value                       $(1.89)      $ 1.04       $ 2.59        $ 2.70       $ 0.85
                                                                 ------       ------       ------        ------       ------
Net asset value, end of period                                   $12.93       $14.82       $13.78        $11.19       $ 8.49
                                                                 ======       ======       ======        ======       ======
Total return*                                                     22.33%       19.92%       23.52%        31.80%       11.13%
Ratio of net expenses to average net assets+                       2.39%        2.47%        2.11%         2.09%        2.11%
Ratio of net investment income (loss) to average net assets+      (0.08)%       0.08%        0.58%         0.30%        0.75%
Portfolio turnover rate                                              91%         134%          12%            7%          18%
Net assets, end of period (in thousands)                         $7,082       $4,858       $3,242        $2,147       $  810
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      2.39%        2.48%        2.33%         2.59%        2.61%
 Net investment income (loss)                                     (0.08)%       0.07%        0.36%        (0.20)%       0.25%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      2.38%        2.47%        2.11%         2.09%        2.11%
 Net investment income (loss)                                     (0.07)%       0.08%        0.58%         0.30%        0.75%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        9/23/05 (a)
                                                         Year Ended         to
                                                           7/31/07        7/31/06
CLASS C
Net asset value, beginning of period                        $14.90         $14.38
                                                            ------         ------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $(0.07)        $ 0.04
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.81           1.99
                                                            ------         ------
   Net increase from investment operations                  $ 2.74         $ 2.03
                                                            ------         ------
Distributions to shareowners:
  Net investment income                                     $(0.10)        $    -
  Net realized gain                                          (4.57)         (1.51)
                                                            ------         ------
Total distributions                                         $(4.67)        $(1.51)
                                                            ------         ------
Redemption fees                                             $    -         $ 0.00(c)
                                                            ------         ------
Net increase (decrease) in net asset value                  $(1.93)        $ 0.52
                                                            ------         ------
Net asset value, end of period                              $12.97         $14.90
                                                            ======         ======
Total return*                                                22.39%         15.39%(b)
Ratio of net expenses to average net assets+                  2.31%          2.50%**
Ratio of net investment income to average net assets+         0.13%          0.73%**
Portfolio turnover rate                                         91%           134%
Net assets, end of period (in thousands)                    $3,269         $1,081
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                2.31%          2.50%**
  Net investment income                                       0.13%          0.73%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                                2.30%          2.50%**
  Net investment income                                       0.14%          0.73%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   31

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS Y                                                         7/31/07    7/31/06 (b)      7/31/05       7/31/04      7/31/03
Net asset value, beginning of period                           $  15.32     $  14.20       $  11.50       $   8.73     $   7.83
                                                               --------     --------       --------       --------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.15     $   0.19       $   0.18       $   0.11     $   0.02
 Net realized and unrealized gain on investments and foreign
  currency transactions                                            2.87         2.65           2.65           2.76         0.89
                                                               --------     --------       --------       --------     --------
  Net increase from investment operations                      $   3.02     $   2.84       $   2.83       $   2.87     $   0.91
                                                               --------     --------       --------       --------     --------
Distributions to shareowners:
 Net investment income                                         $  (0.18)    $  (0.21)      $  (0.13)      $  (0.11)    $  (0.02)
 Net realized gain                                                (4.57)       (1.51)             -              -            -
                                                               --------     --------       --------       --------     --------
Total distributions                                            $  (4.75)    $  (1.72)      $  (0.13)      $  (0.11)    $  (0.02)
                                                               --------     --------       --------       --------     --------
Capital contributions                                          $      -     $      -       $   0.00(a)    $      -     $      -
                                                               --------     --------       --------       --------     --------
Redemption fees                                                $      -     $   0.00(a)    $      -       $   0.01     $   0.01
                                                               --------     --------       --------       --------     --------
Net increase (decrease) in net asset value                     $  (1.73)    $   1.12       $   2.70       $   2.77     $   0.90
                                                               --------     --------       --------       --------     --------
Net asset value, end of period                                 $  13.59     $  15.32       $  14.20       $  11.50     $   8.73
                                                               ========     ========       ========       ========     ========
Total return*                                                     23.93%       21.49%         24.63%         33.02%       11.73%
Ratio of net expenses to average net assets+                       1.06%        1.22%          1.21%          1.19%        1.21%
Ratio of net investment income to average net assets+              1.11%        1.19%          1.42%          1.13%        1.52%
Portfolio turnover rate                                              91%         134%            12%             7%          18%
Net assets, end of period (in thousands)                       $336,666     $454,579       $465,924       $370,794     $254,736
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.06%        1.23%          1.44%          1.74%        1.76%
 Net investment income                                             1.11%        1.18%          1.19%          0.58%        0.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.06%        1.22%          1.21%          1.19%        1.21%
 Net investment income                                             1.11%        1.19%          1.42%          1.13%        1.52%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer International Core Equity Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth International Equity Fund. AmSouth International Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization") which was approved by the shareholders of AmSouth International Equity Fund on September 22, 2005. The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains/or the repatriation of foreign currencies in certain countries. During the year ended July 31, 2007, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation of certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of July 31, 2007, the Fund had no reserve related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2007, the Fund reclassified $530,026 to increase undistributed net investment income and $530,026 to decrease accumulated net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended July 31, 2007 and 2006 were as follows:

--------------------------------------------------------------------------------
                                       2007                2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                  $ 27,699,177        $ 6,818,102
  Long-term capital gain            127,700,665         48,676,729
                                   ------------        -----------
    Total                          $155,399,842        $55,494,831
                                   ============        ===========
--------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2007:

--------------------------------------------------------------------------------
                                                  2007
--------------------------------------------------------------------------------
  Undistributed ordinary income              $ 18,591,797
  Undistributed long-term gain                 51,925,020
  Unrealized appreciation                      64,472,952
                                             ------------
    Total                                    $134,989,769
                                             ============
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $8,355 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2007.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time,

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

     and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman, Co., the Fund's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million and 0.75% of the excess over $500 million. The management fee was equivalent to 0.95% of the average daily net assets for the period.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2009 for Class A shares and through December 1, 2007 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2007, $10,811 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $17,726 in transfer agent fees payable to PIMSS at July 31, 2007.

4.   Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $597 in distribution fees payable to PFD at July 31, 2007.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)
--------------------------------------------------------------------------------

cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended July 31, 2007, CDSCs of $40,171 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2007, the Fund's expenses were reduced by $3,114 under such arrangements.

6.   Forward Foreign Currency Contracts

During the year ended July 31, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At July 31, 2007, the Fund had no outstanding portfolio or settlement hedges.

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than December 31, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

8.   Subsequent Event

A proposal to reorganize Pioneer International Core Equity Fund into Pioneer International Equity Fund is being submitted for approval by Pioneer International Core Equity Fund's shareholders at a meeting anticipated to be held in the third quarter of 2007. Each fund is managed by Pioneer Investment Management, Inc. If approved by Pioneer International Core Equity Fund's shareholders, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization on January 8, 2007 and determined that it is in the best interests of the shareholders of both funds. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization.

9.   Tax Information (unaudited)

For the fiscal year ending July 31, 2007, the Fund has elected to pass through foreign tax credits of $688,286.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer International Core Equity Fund
We have audited the accompanying statement of assets and liabilities of Pioneer International Core Equity Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Core Equity Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
September 17, 2007

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Position Held        Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (81)*   Chairman of the      Trustee since 2005.
                           Board, Trustee and   Serves until a succes-
                           President            sor trustee is elected
                                                or earlier retirement
                                                or removal.


                                                                                       Other Directorships
Name and Age               Principal Occupation During Past Five Years                 Held by this Trustee
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset      None
                           Management S.p.A. ("PGAM"); Non-Executive Chairman
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Direc-
                           tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                           (until June 2006); Director of Nano-C, Inc. (since 2003);
                           Director of Cole Management Inc. (since 2004); Director
                           of Fiduciary Counseling, Inc.; President and Director of
                           Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds)
-----------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Position Held   Length of Service
Name, Age and Address          With the Fund   and Term of Office
David R. Bock (63)             Trustee         Trustee since 2005.
3050 K. Street NW,                             Serves until a succes-
Washington, DC 20007                           sor trustee is elected
                                               or earlier retirement
                                               or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)              Trustee         Trustee since 2005.
3509 Woodbine Street,                          Serves until a succes-
Chevy Chase, MD 20815                          sor trustee is elected
                                               or earlier retirement
                                               or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Trustee         Trustee since 2005.
1001 Sherbrooke Street West,                   Serves until a succes-
Montreal, Quebec, Canada                       sor trustee is elected
H3A 1G5                                        or earlier retirement
                                               or removal.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name, Age and Address          Principal Occupation During Past Five Years                     Held by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company) (2004       Social Investment
Washington, DC 20007           - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                               merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                               President and Chief Financial Officer, Pedestal Inc.            finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                               Mortgage Trust (publicly
                                                                                               traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)              President, Bush International, LLC (international financial     Director of Brady Corpora-
3509 Woodbine Street,          advisory firm)                                                  tion (industrial identifica-
Chevy Chase, MD 20815                                                                          tion and specialty coated
                                                                                               material products
                                                                                               manufacturer); Director
                                                                                               of Briggs & Stratton Co.
                                                                                               (engine manufacturer);
                                                                                               Director of UAL Corpora-
                                                                                               tion (airline holding
                                                                                               company) and Director
                                                                                               of Mantech International
                                                                                               Corporation (national
                                                                                               security, defense,
                                                                                               and intelligence
                                                                                               technology firm)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)      Founding Director, Vice-President and Corporate Secretary,      None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Position Held   Length of Service
Name, Age and Address        With the Fund   and Term of Office
Thomas J. Perna (56)         Trustee         Trustee since 2006.
89 Robbins Avenue,                           Serves until a succes-
Berkeley Heights, NJ 07922                   sor trustee is elected
                                             or earlier retirement
                                             or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)     Trustee         Trustee since 2005.
200 State Street, 12th                       Serves until a succes-
Floor, Boston, MA 021098                     sor trustee is elected
                                             or earlier retirement
                                             or removal.
--------------------------------------------------------------------------------
John Winthrop (71)           Trustee         Trustee since 2005.
One North Adgers Wharf,                      Serves until a succes-
Charleston, SC 29401                         sor trustee is elected
                                             or earlier retirement
                                             or removal.
--------------------------------------------------------------------------------


                                                                                           Other Directorships
Name, Age and Address        Principal Occupation During Past Five Years                   Held by this Trustee
Thomas J. Perna (56)         Private investor (2004 - present); and Senior Executive       Director of Quadriserv
89 Robbins Avenue,           Vice President, The Bank of New York (financial and securi-   Inc. (technology products
Berkeley Heights, NJ 07922   ties services) (1986 - 2004)                                  for securities lending
                                                                                           industry)
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)     President and Chief Executive Officer, Newbury, Piret &       Director of New America
200 State Street, 12th       Company, Inc. (investment banking firm)                       High Income Fund, Inc.
Floor, Boston, MA 021098                                                                   (closed-end investment
                                                                                           company)
------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)           President, John Winthrop & Co., Inc. (private investment      None
One North Adgers Wharf,      firm)
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Daniel K. Kingsbury (48)*    Executive Vice        Since March 2007.
                             President             Serves until a succes-
                                                   sor trustee is elected
                                                   or earlier retirement
                                                   or removal.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2005. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------


                                                                                           Other Directorships
Name and Age                 Principal Occupation During Past Five Years                   Held by this Trustee
Daniel K. Kingsbury (48)*    Director, CEO and President of Pioneer Investment             None
                             Management USA Inc.; Pioneer Investment Management,
                             Inc. and Pioneer Institutional Asset Management, Inc.
                             (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer
                             Global Asset Management S.p.A. (since March 2007);
                             Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of        None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July       None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds Distribu-
                             tor, Inc. (July 2000 to April 2001); and Assistant Secretary
                             of all of the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and          None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and         None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                               Position Held              Length of Service
Name and Age                   With the Fund              and Term of Office
Luis I. Presutti (42)          Assistant Treasurer        Since 2005. Serves
                                                          at the discretion of
                                                          the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)             Assistant Treasurer        Since 2005. Serves
                                                          at the discretion of
                                                          the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)    Assistant Treasurer        Since 2005. Serves
                                                          at the discretion of
                                                          the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (47)         Chief Compliance           Since January 2007.
                               Officer                    Serves at the discre-
                                                          tion of the Board
--------------------------------------------------------------------------------


                                                                                                Other Directorships
Name and Age                  Principal Occupation During Past Five Years                       Held this Trustee
Luis I. Presutti (42)         Assistant Vice President - Fund Accounting, Administration        None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting, Administration         None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Accounting Manager - Fund Accounting,                        None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); and
                              Assistant Treasurer of all of the Pioneer Funds since
                              September 2003
------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since December 2006           None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consultant,
                              Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

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                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                 www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                    PIONEER
                            -----------------------
                                    TREASURY
                                    RESERVES
                                     FUND

                                     ITAXX
                                 Ticker Symbol

                                     Annual
                                     Report

                                    7/31/07


                              [LOGO]PIONEER
                                    INVESTMENTS(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            7
Performance Update                                           8
Comparing Ongoing Fund Expenses                              9
Schedule of Investments                                     11
Financial Statements                                        13
Notes to Financial Statements                               18
Report of Independent Registered Public Accounting Firm     24
Trustees, Officers and Service Providers                    25

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending July 31, 2007, equity investors were generally rewarded as, despite a late-July decline, the Standard & Poor's 500 Index generated a return of 16% over that period, the Dow Jones Industrial Average returned 21%, and the NASDAQ Composite returned 22%. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE Developed Market Index returning 24% and the MSCI Emerging Markets Index returning 51% in the 12-month period.

The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% in the 12 months ending July 31, 2007, with returns comprising both coupon income and price gains linked to a modest decline in interest rates over the 12 months. The high-yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7%, reflecting its higher coupon yields and continuing investor confidence in the strength of the U.S. economy.

U.S. economic growth has slowed recently, but continuing growth at a moderate rate appears more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices and rising short-term interest rates. It was also due to the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown, therefore, was not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is "investor friendly."

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is pushing unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up," led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook and equity valuations continue to appear generally positive, although the current environment is plagued by fears that sub-prime mortgage problems will result in a systemic liquidity/credit crunch. While falling risk tolerances may depress asset prices in the short term, valuations appear reasonable if credit market problems do not spread to the broader economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.

Respectfully,
/s/Daniel K. Kingsbury

President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07
--------------------------------------------------------------------------------

Ever watchful for signs of inflation, the Federal Reserve Board (the Fed) held the Federal funds rate - the benchmark rate for overnight loans between banks - steady at 5.25% throughout Pioneer Treasury Reserves Fund's fiscal year, which ended on July 31, 2007. In the following interview, portfolio manager Seth Roman discusses the impact of this flat interest-rate environment on the portfolio and his efforts to maximize the Fund's income potential during the reporting period.

Q:  How did the Fund perform during its fiscal year?

A: For the 12 months ended July 31, 2007, the Fund's Class A shares had a total return of 4.59%. In comparison, the average return for the 82 funds in Lipper's U.S. Treasury Money Market Funds category was 4.46%, while the Fund's benchmark, the Merrill-Lynch 90-day T-bill Index, returned 4.87% for the same period.

    The seven-day effective compound yield for Class A shares on July 31, 2007, was 4.30%, compared with 4.73% at the start of the reporting period on August 1, 2006. The Fund's net asset value remained stable at $1.00 a share for the 12-month period.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment environment like during the reporting period?

A: Since the Fed's decision in August 2006 to hold the Federal funds rate steady until more data became available to clarify the economy's direction, the central bank's policymakers have been balancing the twin goals of fostering economic growth and preventing an acceleration in inflation. The U.S. economy is prospering - helped in large measure by strong global growth, particularly in China and Europe, which is boosting demand for U.S. products.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The increased demand, in turn, is encouraging businesses to rebuild inventories. This development is helping to keep the unemployment rate historically low and supporting strong consumer spending, which accounts for more than two-thirds of economic growth. As a result, a large number of U.S. corporations, many of which have exposure to foreign markets, saw consistently strong profits and rising stock prices during the period.

    For much of this past spring, these positive developments overshadowed investor concerns about the slumping housing market, the uncertainty in the sub-prime mortgage market, and high energy costs. However, stronger growth carries an increased risk of higher inflation, particularly in the form of higher wages. We think the ever-vigilant Fed will continue to closely monitor this and other measures of inflationary pressure.

Q:  What was your investment approach during the period?

A: Given the positive economic growth and the inherent risk of higher interest rates that accompanies the type of market environment we saw during the period, we believed that the best course of action in managing the Fund was to keep the duration relatively short - within the 15- to 20-day range. (Duration is a measure of sensitivity to changes in interest rates. Portfolios with shorter durations tend to be less sensitive to the changes, while those with longer durations tend to be more sensitive.) Furthermore, since we found limited opportunities among longer-term money market securities, we maintained the Fund's focus on shorter-maturity
    U.S. Treasury securities. We believe this strategy had the added benefit of keeping the portfolio flexible enough to capture higher yields when opportunities presented themselves. The Fund's average days to maturity dropped from 27 days at the beginning of the fiscal year on August 1, 2006, to 15 days on July 31, 2007.

    We also took advantage of seasonal factors to capture more competitive yields throughout the Fund's fiscal year. By actively managing the Fund through fluctuations in supply/demand dynamics, we believe it was positioned to capture the best income opportunities that the market offered at that time.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/07                            (continued)
--------------------------------------------------------------------------------

    We continue to invest Pioneer Treasury Reserves Fund's assets in the highest-quality money market instruments available - such as those issued by the U.S. Treasury or any agency of the U.S. government, including the Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB). During the fiscal year, the majority of the Fund's assets were invested in U.S. Treasury securities, with the balance in agency securities.

Q:  What is your investment outlook?

A: While the economy has continued to show growth near the trend rate, the recent events in the financial markets have prompted the Fed to reassess their view of future economic activity. We feel that there is now an increased likelihood that the Fed will lower rates by the end of 2007 in order to counteract potential economic weakness driven by recent financial market activity. In such an environment, we may look to expand the Fund's duration to take advantage of better yield opportunities. Regardless of the Fed's course, however, we think the Fund's investments in high-quality money market instruments will stand it in good stead in all market conditions - protecting principal while delivering attractive levels of income.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Temporary Cash Investments               78.6%
U.S. Government Agency Obligations       16.5%
Mutual Funds                              4.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

1.   Federal Home Loan Bank, 5.35%, 7/30/08                     18.64%
2.   Federal Home Loan Bank, 5.32%, 1/11/08                     15.54
3.   Federal Home Loan Bank, 5.375%, 2/28/08                    15.54
4.   U.S. Treasury Bonds, 4.75%, 1/31/08                        15.49
5.   Federal Farm Credit Bank, 4.2%, 8/28/07                     9.31
6.   Federal National Mortgage Association, 5.3%, 1/8/08         6.84
7.   Federal National Mortgage Association, 5.125%, 8/1/07       4.54
8.   Federal Home Loan Bank, 5.25%, 2/1/08                       3.11
9.   Federal National Mortgage Association, 5.134%, 12/21/07     2.74
10.  Federal Home Loan Bank, 5.09%, 8/1/07                       2.64

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/07
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share               7/31/07          7/31/06
Class A Shares                           $1.00            $1.00
Class Y Shares                           $1.00            $1.00

Distributions Per Share
--------------------------------------------------------------------------------

                     Net Investment     Short-Term       Long-Term
(8/1/06 - 7/31/07)   Income             Capital Gains    Capital Gains
Class A Shares         $0.0450             $ -              $ -
Class Y Shares         $0.0466             $ -              $ -

Yields*
--------------------------------------------------------------------------------

Per Share                               7-Day Annualized   7-Day Effective**
Class A Shares                              4.21%              4.30%
Class Y Shares                              4.54%              4.65%

*  Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends.


Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated 11/6/06)

                                        Gross            Net
Class A Shares                          0.92%           0.92%
Class Y Shares                          0.72%           0.72%

   The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

   Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from February 1, 2007 through July 31, 2007.


Share Class                               A              Y
---------------------------------------------------------------
Beginning Account Value On 2/1/07     $1,000.00      $1,000.00
Ending Account Value On 7/31/07       $1,021.59      $1,022.85
Expenses Paid During Period*          $    3.41      $    2.81

* Expenses are equal to the Fund's annualized expense ratio of 0.68% and 0.56% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflect ing the period from February 1, 2007 through July 31, 2007.


Share Class                               A              Y
---------------------------------------------------------------
Beginning Account Value On 2/1/07     $1,000.00      $1,000.00
Ending Account Value On 7/31/07       $1,021.42      $1,022.02
Expenses Paid During Period*          $    3.41      $    2.81

* Expenses are equal to the Fund's annualized expense ratio of 0.68% and 0.56% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07
--------------------------------------------------------------------------------

   Principal
      Amount                                                               Value
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.4%
$ 1,500,000      Federal Farm Credit Bank, 4.2%, 8/28/07             $ 1,498,897
    300,000      Federal Home Loan Bank, 4.875%, 8/22/07                 299,900
    425,000      Federal Home Loan Bank, 5.09%, 8/1/07                   425,000
    500,000      Federal Home Loan Bank, 5.25%, 2/1/08                   499,866
  2,500,000      Federal Home Loan Bank, 5.32%, 1/11/08                2,500,000
  3,000,000      Federal Home Loan Bank, 5.35%, 7/30/08                3,000,000
  2,500,000      Federal Home Loan Bank, 5.375%, 2/28/08               2,500,000
    210,000      Federal Home Loan Mortgage Corp., 5.119%,
                 12/24/07                                                205,670
    400,000      Federal National Mortgage Association, 4.875%,
                 8/27/07                                                 399,825
    730,000      Federal National Mortgage Association, 5.125%,
                 8/1/07                                                  730,000
    450,000      Federal National Mortgage Association, 5.134%,
                 12/21/07                                                440,887
  1,100,000      Federal National Mortgage Association, 5.3%,
                 1/8/08                                                1,100,000
  2,500,000      U.S. Treasury Bonds, 4.75%, 1/31/08                   2,492,201
                                                                     -----------
                                                                     $16,092,246
                                                                     -----------
                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                 (Cost $16,092,246)                                  $16,092,246
                                                                     -----------


   Shares
                 MUTUAL FUND - 5.0%
4,845,728        BlackRock Liquidity Funds FedFund Portfolio        $ 4,845,728
                                                                     -----------
                 TOTAL MUTUAL FUND
                 (Cost $4,845,728)                                   $ 4,845,728
                                                                     -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/07                                    (continued)
--------------------------------------------------------------------------------

   Principal
      Amount                                                               Value
                 TEMPORARY CASH INVESTMENT - 78.4%
                 Repurchase Agreement - 78.4%
$76,750,000      UBS Warburg, Inc., 5.07%, dated 7/31/07,
                 repurchase price of $76,750,000 plus accrued
                 interest on 8/1/07 collateralized by $77,703,000
                 U.S. Treasury Note, 4.875%, 6/30/09                 $76,750,000
                                                                     -----------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $76,750,000)                                  $76,750,000
                                                                     -----------
                 TOTAL INVESTMENT IN SECURITIES - 99.8%
                 (Cost $97,687,974)(a)                               $97,687,974
                                                                     -----------
                 OTHER ASSETS AND LIABILITIES - 0.2%                 $   170,037
                                                                     -----------
                 TOTAL NET ASSETS - 100.0%                           $97,858,011
                                                                     ===========

(a) At July 31, 2007, the cost for federal income tax purposes was $97,687,974.

12   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $20,937,974)              $20,937,974
  Repurchase Agreement (cost $76,750,000)                             76,750,000
  Cash                                                                   193,985
  Receivables -
    Fund shares sold                                                       4,539
    Interest                                                             233,401
  Other                                                                   45,953
                                                                     -----------
     Total assets                                                    $98,165,852
                                                                     -----------
LIABILITIES:
  Payables -
    Dividends                                                        $   235,180
  Due to affiliates                                                        4,264
  Accrued expenses                                                        68,397
                                                                     -----------
     Total liabilities                                               $   307,841
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $97,853,521
  Undistributed net investment income                                      7,101
  Accumulated net realized loss on investments                            (2,611)
                                                                     -----------
     Total net assets                                                $97,858,011
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $26,292,528/26,244,320 shares)                   $      1.00
                                                                     ===========
  Class Y (based on $71,565,483/71,504,342 shares)                   $      1.00
                                                                     ===========


The accompanying notes are an integral part of these financial statements.   13

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended 7/31/07


INVESTMENT INCOME:
  Interest                                               $5,560,495
  Miscellaneous income                                       34,704
                                                         ----------
     Total investment income                                              $5,595,199
                                                                          ----------
EXPENSES:
  Management fees                                        $  428,800
  Transfer agent fees and expenses
    Class A                                                  14,165
    Class Y                                                   2,724
  Distribution fees
    Class A                                                  52,932
  Administrative reimbursements                              22,662
  Custodian fees                                             55,858
  Registration fees                                           1,011
  Professional fees                                          38,776
  Printing expense                                           20,165
  Fees and expenses of nonaffiliated trustees                 5,488
  Miscellaneous                                               7,668
                                                         ----------
     Total expenses                                                       $  650,249
     Less fees paid indirectly                                                  (313)
                                                                          ----------
     Net expenses                                                         $  649,936
                                                                          ----------
       Net investment income                                              $4,945,263
                                                                          ----------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $      227
                                                                          ----------
  Net increase in net assets resulting from operations                    $4,945,490
                                                                          ==========



14 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 7/31/07 and 7/31/06, respectively


                                                  Year Ended       Year Ended
                                                    7/31/07          7/31/06
FROM OPERATIONS:
Net investment income                           $    4,945,263   $    4,048,288
Net realized gain on investments                           227                -
                                                --------------   --------------
    Net increase in net assets resulting
     from operations                            $    4,945,490   $    4,048,288
                                                --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0450 and $0.0330 per share,
     respectively)                              $   (1,756,896)  $   (1,560,701)
    Class Y ($0.0466 and $0.0349 per share,
     respectively)                                  (3,187,993)      (2,480,860)
                                                --------------   --------------
     Total distributions to shareowners         $   (4,944,889)  $   (4,041,561)
                                                --------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  265,114,177   $  239,261,067
Reinvestment of distributions                        1,619,053          951,970
Cost of shares repurchased                        (269,949,540)    (305,953,707)
                                                --------------   --------------
    Net decrease in net assets resulting from
     Fund share transactions                    $   (3,216,310)  $  (65,740,670)
                                                --------------   --------------
    Net decrease in net assets                  $   (3,215,709)  $  (65,733,943)
NET ASSETS:
Beginning of year                                  101,073,720      166,807,663
                                                --------------   --------------
End of year                                     $   97,858,011   $  101,073,720
                                                ==============   ==============
Undistributed net investment income             $        7,101   $        6,727
                                                ==============   ==============


                                    '07 Shares        '07 Amount        '06 Shares        '06 Amount
CLASS A
Shares sold                         118,336,530    $  118,336,530        93,516,006    $   93,515,743
Reinvestment of distributions         1,369,275         1,369,275           756,389           756,389
Less shares repurchased            (125,104,093)     (125,104,093)     (133,381,487)     (133,381,487)
                                   ------------    --------------      ------------    --------------
    Net decrease                     (5,398,288)   $   (5,398,288)      (39,109,092)   $  (39,109,355)
                                   ============    ==============      ============    ==============
CLASS Y
Shares sold                         146,777,647    $  146,777,647       145,745,693    $  145,745,324
Reinvestment of distributions           249,778           249,778           195,581           195,581
Less shares repurchased            (144,845,447)     (144,845,447)     (172,572,220)     (172,572,220)
                                   ============    ==============      ============    ==============
    Net increase (decrease)           2,181,978    $    2,181,978       (26,630,946)   $  (26,631,315)
                                   ============    ==============      ============    ==============


The accompanying notes are an integral part of these financial statements.   15

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                  Year Ended   Year Ended
                                                                   7/31/07    7/31/06 (b)
CLASS A
Net asset value, beginning of period                               $  1.00      $  1.00
                                                                   -------      -------
Increase from investment operations:
 Net investment income                                             $  0.05      $  0.03
                                                                   -------      -------
Distributions to shareowners:
 Net investment income                                             $ (0.05)     $ (0.03)
                                                                   -------      -------
Capital contributions                                              $     -      $     -
                                                                   -------      -------
Net asset value, end of period                                     $  1.00      $  1.00
                                                                   =======      =======
Total return*                                                         4.59%        3.36%
Ratio of net expenses to average net assets+                          0.68%        0.90%
Ratio of net investment income to average net assets+                 4.55%        3.36%
Net assets, end of period (in thousands)                           $26,293      $31,687
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         0.68%        0.92%
 Net investment income                                                4.55%        3.34%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.68%        0.90%
 Net investment income                                                4.55%        3.36%



                                                                    Year Ended       Year Ended     Year Ended
                                                                     7/31/05          7/31/04         7/31/03
CLASS A
Net asset value, beginning of period                                $   1.00         $   1.00        $  1.00
                                                                    --------         --------        -------
Increase from investment operations:
 Net investment income                                              $   0.02         $   0.00(a)     $  0.01
                                                                    --------         --------        -------
Distributions to shareowners:
 Net investment income                                              $  (0.02)        $  (0.00)(a)    $ (0.01)
                                                                    --------         --------        -------
Capital contributions                                               $   0.00(a)      $      -        $     -
                                                                    --------         --------        -------
Net asset value, end of period                                      $   1.00         $   1.00        $  1.00
                                                                    ========         ========        =======
Total return*                                                           1.62%            0.25%          0.56%
Ratio of net expenses to average net assets+                            0.70%            0.77%          0.84%
Ratio of net investment income to average net assets+                   1.62%            0.26%          0.60%
Net assets, end of period (in thousands)                            $ 70,793         $ 72,929        $46,753
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           0.69%            1.02%          1.01%
 Net investment income                                                  1.63%            0.01%          0.43%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.70%            0.77%          0.84%
 Net investment income                                                  1.62%            0.26%          0.60%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                  Year Ended   Year Ended
                                                                   7/31/07    7/31/06 (b)
CLASS Y
Net asset value, beginning of period                               $  1.00      $  1.00
                                                                   -------      -------
Increase from investment operations:
 Net investment income                                             $  0.05      $  0.03
                                                                   -------      -------
Distributions to shareowners:
 Net investment income                                             $ (0.05)     $ (0.03)
                                                                   -------      -------
Capital Contributions                                              $     -      $     -
                                                                   -------      -------
Net asset value, end of period                                     $  1.00      $  1.00
                                                                   =======      =======
Total return*                                                         4.76%        3.56%
Ratio of net expenses to average net assets+                          0.56%        0.69%
Ratio of net investment income to average net assets+                 4.66%        3.59%
Net assets, end of period (in thousands)                           $71,565      $69,387
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         0.56%        0.72%
 Net investment income                                                4.66%        3.57%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.56%        0.69%
 Net investment income                                                4.66%        3.59%



                                                                    Year Ended       Year Ended     Year Ended
                                                                     7/31/05          7/31/04         7/31/03
CLASS Y
Net asset value, beginning of period                                $   1.00         $   1.00        $  1.00
                                                                    --------         --------        -------
Increase from investment operations:
 Net investment income                                              $   0.02         $   0.00(a)     $  0.01
                                                                    --------         --------        -------
Distributions to shareowners:
 Net investment income                                              $  (0.02)        $  (0.00)(a)    $ (0.01)
                                                                    --------         --------        -------
Capital Contributions                                               $   0.00(a)      $      -        $     -
                                                                    --------         --------        -------
Net asset value, end of period                                      $   1.00         $   1.00        $  1.00
                                                                    ========         ========        =======
Total return*                                                           1.67%            0.33%          0.71%
Ratio of net expenses to average net assets+                            0.65%            0.69%          0.68%
Ratio of net investment income to average net assets+                   1.60%            0.35%          0.78%
Net assets, end of period (in thousands)                            $ 96,014         $134,182        $41,676
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           0.85%            0.92%          0.90%
 Net investment income                                                  1.40%            0.12%          0.56%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.65%            0.69%          0.68%
 Net investment income                                                  1.60%            0.35%          0.78%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07

1. Organization and Significant Accounting Policies
Pioneer Treasury Reserves Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. AmSouth Treasury Reserve Money Market Fund transferred all of the net assets of Class A and I shares into the Fund's Class A and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization") which was approved by the shareholders of AmSouth Treasury Reserve Money Market Fund on September 22, 2005. The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Class B and Class C shares are not currently offered. The Fund may offer Class B and Class C shares in the future. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Class A shareowners. There is no distribution plan for Class Y shares.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the


18
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Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund had a net capital loss carryforward of $2,611 which will expire in 2010 if not utilized.

    The tax character of distributions paid during the years ended July 31, 2007 and 2006 were as follows:

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)

-------------------------------------------------------------

                                    2007            2006
-------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $4,944,889      $4,041,561
  Long-term capital gain                -               -
                               ----------      ----------
    Total                      $4,944,889      $4,041,561
                               ----------      ----------
-------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2007.
-------------------------------------------------------------

                                         2007
-------------------------------------------------------------
  Undistributed ordinary income     $242,281
  Capital loss carryforward           (2,611)
  Dividend payable                  (235,180)
                                    --------
    Total                           $  4,490
                                    --------
-------------------------------------------------------------


C. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

    Class A and Class Y shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2007, $1,147 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/07                              (continued)

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $3,008 in transfer agent fees payable to PIMSS at July 31, 2007.


4. Distribution Plan

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $109 in distribution fees payable to PFD at July 31, 2007.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2007, the Fund's expenses were reduced by $313 under such arrangements.


6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than December 31, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Treasury Reserves Fund:
We have audited the accompanying statement of assets and liabilities of Pioneer Treasury Reserves Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Treasury Reserves Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


Boston, Massachusetts
September 17, 2007

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

INTERESTED TRUSTEES



                           Position Held With   Term of Office and
Name and Age               the Fund             Length of Service
John F. Cogan, Jr. (81)*   Chairman of the      Trustee since 2005.
                           Board, Trustee and   Serves until a succes-
                           President            sor trustee is elected
                                                or earlier retirement or
                                                removal.



                                                                                       Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset      None
                           Management S.p.A. ("PGAM"); Non-Executive Chairman
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Direc-
                           tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                           (until June 2006); Director of Nano-C, Inc. (since 2003);
                           Director of Cole Management Inc. (since 2004); Director of
                           Fiduciary Counseling, Inc.; President and Director of
                           Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds)

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES



                               Position Held With   Term of Office and
Name and Age                   the Fund             Length of Service
David R. Bock (63)             Trustee              Trustee since 2005.
3050 K. Street NW,                                  Serves until a succes-
Washington, DC 20007                                sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
Mary K. Bush (59)              Trustee              Trustee since 2005.
3509 Woodbine Street,                               Serves until a succes-
Chevy Chase, MD 20815                               sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
Margaret B.W. Graham (60)      Trustee              Trustee since 2005.
1001 Sherbrooke Street West,                        Serves until a succes-
Montreal, Quebec, Canada                            sor trustee is elected
H3A1G5                                              or earlier retirement or
                                                    removal.

                                                                                               Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                     by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company) (2004       Social Investment
Washington, DC 20007           - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                               merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                               President and Chief Financial Officer, Pedestal Inc.            finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                               Mortgage Trust (publicly
                                                                                               traded mortgage REIT)
Mary K. Bush (59)              President, Bush International, LLC (international financial     Director of Brady Corpora-
3509 Woodbine Street,          advisory firm)                                                  tion (industrial identifica-
Chevy Chase, MD 20815                                                                          tion and specialty coated
                                                                                               material products
                                                                                               manufacturer); Director of
                                                                                               Briggs & Stratton Co.
                                                                                               (engine manufacturer);
                                                                                               Director of UAL Corpora-
                                                                                               tion (airline holding
                                                                                               company) and Director of
                                                                                               Mantech International
                                                                                               Corporation (national
                                                                                               security, defense, and
                                                                                               intelligence technology
                                                                                               firm)
Margaret B.W. Graham (60)      Founding Director, Vice-President and Corporate Secretary,      None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A1G5

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES



                                Position Held With  Term of Office and
Name and Age                    the Fund            Length of Service
Thomas J. Perna (56)            Trustee             Trustee since 2006.
89 Robbins Avenue,                                  Serves until a succes-
Berkeley Heights, NJ 07922                          sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
Marguerite A. Piret (59)        Trustee             Trustee since 2005.
200 State Street, 12th Floor,                       Serves until a succes-
Boston, MA 021098                                   sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
John Winthrop (71)              Trustee             Trustee since 2005.
One North Adgers Wharf,                             Serves until a succes-
Charleston, SC 29401                                sor trustee is elected
                                                    or earlier retirement or
                                                    removal.



Pioneer Treasury Reserves Fund
                                                                                              Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive       Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and securi-   Inc. (technology products
Berkeley Heights, NJ 07922      ties services) (1986 - 2004)                                  for securities lending
                                                                                              industry)
Marguerite A. Piret (59)        President and Chief Executive Officer, Newbury, Piret &       Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                       High Income Fund, Inc.
Boston, MA 021098                                                                             (closed-end investment
                                                                                              company)
John Winthrop (71)              President, John Winthrop & Co., Inc. (private investment      None
One North Adgers Wharf,         firm)
Charleston, SC 29401



28
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Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

FUND OFFICERS



                             Position Held With    Term of Office and
Name and Age                 the Fund              Length of Service
Daniel K. Kingsbury (48)*    Executive Vice        Since March 2007.
                             President             Serves until a succes-
                                                   sor trustee is elected
                                                   or earlier retirement or
                                                   removal.
Dorothy E. Bourassa (59)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
Christopher J. Kelley (42)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
Vincent Nave (62)            Treasurer             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
Mark E. Bradley (47)         Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board



                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Officer
Daniel K. Kingsbury (48)*    Director, CEO and President of Pioneer Investment             None
                             Management USA Inc.; Pioneer Investment Management,
                             Inc. and Pioneer Institutional Asset Management, Inc.
                             (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer
                             Global Asset Management S.p.A. (since March 2007);
                             Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President- Legal of         None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July       None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds Distribu-
                             tor, Inc. (July 2000 to April 2001); and Assistant Secretary
                             of all of the Pioneer Funds since September 2003
Vincent Nave (62)            Vice President - Fund Accounting, Administration and          None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and         None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2004

--------------------------------------------------------------------------------
FUND OFFICERS


Pioneer Treasury Reserves Fund
                              Position Held With    Term of Office and
Name and Age                  the Fund              Length of Service
Luis I. Presutti (42)         Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
Gary Sullivan (49)            Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
Teri W. Anderholm (47)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discre-
                                                    tion of the Board



Pioneer Treasury Reserves Fund
                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Officer
Luis I. Presutti (42)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting, Administra-       None
                              tion and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); and
                              Assistant Treasurer of all of the Pioneer Funds since
                              September 2003
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since December 2006      None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consult-
                              ant, Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

30
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HOW TO CONTACT PIONEER

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     Call us for:

     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292

     FactFone(SM)for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     Retirement plans information                               1-800-622-0176

     Telecommunications Device for the Deaf (TDD)               1-800-225-1997

     Write to us:

     PIMSS, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014


     Our toll-free fax                                          1-800-225-4240


     Our internet e-mail address            ask.pioneer@pioneerinvestments.com
    (for general questions about Pioneer only)


     Visit our web site:                            www.pioneerinvestments.com


 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $149,890 in 2007 and $206,000 in 2006.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2007 or 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $39,100 and $49,980 in 2007 and 2006, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
The fees for other services provided to the Trust, primarily related to mergers, totaled approximately $13,969 and $0 during the fiscal years ended July 31, 2007 and 2006, respectively.



(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended July 31, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $53,069 in 2007 and $49,980 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 28, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 28, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date September 28, 2007

* Print the name and title of each signing officer under his or her signature.